UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1. Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

June 30, 2011

Absolute Asia Dynamic Equity Fund

Hansberger International Fund

Natixis Oakmark Global Fund

Natixis Oakmark International Fund

Management Discussion and Investment Results page 1

Portfolio of Investments page 15

Financial Statements page 24

ABSOLUTE ASIA DYNAMIC EQUITY FUND

Management Discussion

Managers:

Bill Sung

Joyce Toh, CFA

Absolute Asia Asset Management Limited

Objective:

Seeks to maximize total return

Strategy:

Invests in a concentrated portfolio of equity securities of issuers domiciled or principally operating throughout Asia, excluding Japan. May invest in companies with any market capitalization although, at times, it may focus its investment in small-capitalization companies

Fund Inception:

February 26, 2010

Symbols:

Class A	DEFAX
Class C	DEFCX
Class Y	DEFYX

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

Market Conditions

Asian stock markets managed to stay in positive territory over the six-month period ended June 30, 2011, even though they were spooked by a variety of concerns: rising inflation, supply chain disruptions from the Japanese tsunami, a worsening European debt crisis and the uncertainty of the U.S. economic recovery. In this environment, the stock markets of developed countries fared better than the emerging markets in Asia, as investors became more risk averse. India was the worst performing market for the period.

Performance Results

For the six months ended June 30, 2011, Class A shares of Absolute Asia Dynamic Equity Fund returned 0.83% at net asset value. The fund underperformed its benchmark, the MSCI All Country Asia Pacific ex Japan Index (Net), which returned 1.92% for the same period. The fund outperformed the Morningstar Pacific/Asia ex-Japan Stock Fund category, which returned -0.44%.

Explanation of Fund Performance

The fund’s holdings in Australia and, to some extent, in China were the main contributors to its underperformance relative to its benchmark.

The fund’s main exposure was to resources and consumption-related stocks. Consumption-related stocks aided performance as the group outperformed as economic data continued to be generally strong. Holdings in China were the exception. However, the benefit gained from consumption-related positions was more than offset by the underperformance in resources and energy stocks, which were hurt by declining commodity prices. In addition, property stocks were a drag on performance as governments in Asia, particularly Hong Kong, continued to tighten policy.

China National Building Material in China and Hyundai Motor in Korea were among the fund’s best performers for the period. China National Building Material, a cement company, benefited from higher demand that resulted from the government’s plan to roll out social housing and from a potential easing of the oversupply in cement. Hyundai Motor, a Korea-based auto company, continued to improve its brand equity and to gain global market share. Hyundai also benefited from the supply disruption of Japanese competitors following the March 2011 tsunami.

By contrast, Paladin Energy in Australia and Shanghai Friendship in China were among the main detractors from performance. Paladin Energy, a uranium mining company, suffered from sharply lower uranium prices after a nuclear crisis in Japan led other countries to rethink their usage of nuclear power plants. Shanghai Friendship, a major retail group in China, was hurt by concerns that a proposed restructuring might not occur. We held onto both stocks because we remain confident about the future of nuclear power and we remain positive on domestic consumption in China.

Outlook

We are becoming increasingly positive about the second half of 2011. While the economic situation in Europe and the United States remains fragile, and political instability is likely to persist in the Middle East, we believe that some of the pressures that weighed on markets and the economy in Asia in the first half will likely ebb in the second half. Higher short-term interest rates, which have slowed the pace of economic growth and helped to ease inflation, should be positive for market sentiment. Economic activity in the region remains robust. We believe additional currency appreciation, led by the renminbi, China’s official currency, is likely. This has the potential to stimulate greater inflows into Asia and to help offset the loss of the beneficial impact from the U.S. Federal Reserve Board’s large-scale asset purchases, known as quantitative easing. Japan’s rebuilding efforts should also have positive implications for key sectors of the Asian economy, including technology and natural resources. A stable political situation should allow reform measures, including infrastructure spending, to progress. Favorable market valuations, conducive economic conditions and rising wealth are positive for the fund’s holdings in the consumer sector, as well as for holdings in infrastructure and natural resources, which will remain important investment themes in Asia going forward.

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ABSOLUTE ASIA DYNAMIC EQUITY FUND

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares5

February 26, 2010 (inception) through June 30, 2011

Average Annual Total Returns — June 30, 20115

	6 Months	1 Year	Since Inception[4]

Class A (Inception 2/26/10)
NAV	0.83%	29.50%	16.45%
With 5.75% Maximum Sales Charge	-5.00	22.03	11.42

Class C (Inception 2/26/10)
NAV	0.41	28.50	15.78
With CDSC[1]	-0.59	27.50	15.78

Class Y (Inception 2/26/10)
NAV	0.99	29.90	17.00
Comparative Performance
MSCI AC Asia Pacific ex Japan Index (Net)[2]	1.92	29.51	19.54
Morningstar Pacific/Asia ex-Japan Stock Fund Avg.[3]	-0.44	22.51	18.04

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 6/30/11
Common Stocks	95.6
Short-Term Investments and Other	4.4

Ten Largest Holdings	% of Net Assets as of 6/30/11
Weichai Power Co. Ltd., Class H	5.4
Hyundai Motor Co.	5.4
Qingling Motors Co. Ltd., Class H	5.4
Lotte Shopping Co. Ltd.	5.1
BHP Billiton Ltd.	5.0
PT Astra International Tbk	4.3
Simplo Technology Co. Ltd.	4.1
Kuala Lumpur Kepong Berhad	4.0
PT United Tractors Tbk	4.0
Rio Tinto Ltd.	3.9

Five Largest Countries	% of Net Assets as of 6/30/11
China	25.0
Australia	17.9
Korea	14.3
Hong Kong	12.4
Indonesia	8.3

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	7.85%	1.75%
C	7.69	2.50
Y	7.10	1.50

NOTES TO CHARTS

1	Class C shares performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI All Country (AC) Asia Pacific ex Japan Index (Net) is an unmanaged index that is designed to measure the equity market performance in the developed and emerging markets of the Asia Pacific region, excluding Japan. The index calculates reinvested dividends net of withholding taxes using Luxembourg tax rates.

3	Morningstar Pacific/Asia ex-Japan Stock Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	The since-inception comparative performance figures shown are calculated from 3/1/10.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

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HANSBERGER INTERNATIONAL FUND

Management Discussion

Managers:

Growth:

Trevor Graham, CFA

Barry A. Lockhart, CFA

Patrick H. Tan

Thomas R.H. Tibbles, CFA

Value:

Ronald Holt, CFA

Moira McLachlan, CFA

Lauretta Reeves, CFA

Hansberger Global Investors, Inc.

Objective:

Seeks long-term growth of capital

Strategy:

Invests in common stocks of small-, mid- and large-cap companies located outside the United States. Assets are invested across developed and emerging markets

Fund Inception:

December 29, 1995

Symbols:

Class A	NEFDX
Class B	NEDBX
Class C	NEDCX

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

Market Conditions

International stock markets posted positive returns for the six months ended June 30, 2011, as improved corporate earnings outweighed several macroeconomic concerns. After a positive first quarter, international stocks fell for most of the second quarter, with investors discouraged by slowing global economic growth, weak U.S. employment and housing data, the ongoing negative impact of the natural disaster in Japan, political unrest in the Middle East and North Africa and a heightening of the sovereign debt crisis in Europe. However, most markets rebounded in the last week of June in response to the passing of an austerity plan by the Greek parliament and news of stronger-than-expected U.S. manufacturing activity. For the six-month period, markets gained broadly across almost all sectors and regions in the benchmark index. Japan was the only benchmark region to decline, as equities fell sharply in the aftermath of the country’s March disasters.

Returns for U.S. investors in international equities were aided by weakness in the U.S. dollar, which declined against all the world’s major currencies. The largest gainers were the Swiss franc and the euro, which gained 9.7% and 7.5% respectively, while the British pound appreciated 2.5% for the period.

Performance Results

For the six months ended June 30, 2011, Class A shares of Hansberger International Fund returned 2.59% at net asset value. The fund underperformed its benchmark, the MSCI EAFE Index, which returned 5.35% for the period, and the average return of its peer group, the Morningstar Foreign Large Blend category, which was 4.19%. Neither the fund nor its benchmark include U.S. stocks, and the Morningstar category has only limited exposure to domestic equities.

Explanation of Fund Performance

Two teams of Hansberger’s international equity specialists manage the fund. One team focuses on value and the other seeks growth potential. Growth investments fared better than value investments during the period.

Stock selection in Europe was the main contributor to relative underperformance. Danish alternative energy provider Vestas Wind Systems and U.K.-listed mining company Eurasian Natural Resources were among the weakest performers. Holdings in Europe did, however, make the largest contribution to absolute performance, with France’s BNP Paribas and Germany’s Adidas among the leading performers. Emerging markets holdings made a positive contribution to the fund’s gains, with Brazil’s electric utility supplier Cemig and Russian energy producer Gazprom among the top performers in the region. Holdings in the Pacific region outside of Japan had a negative impact on performance. Concerns over the housing sector and rising interest rates in the region hurt consumer stocks, with Hong Kong retail distributor Li & Fung being among the weakest performers. The fund benefited from its underweight in Japan but was hurt by its overweight in North America (Canada) and its underweight in Europe. The materials sectors had the largest negative impact on returns. Heightened concerns of a stalling global economic recovery resulted in a fall in commodity prices with the aforementioned Eurasian Natural Resources and Canada’s Teck Resources among the companies hurt the most. The fund’s energy holdings underperformed, with Canadian uranium producer Cameco suffering a sharp reversal as a result of the Japanese nuclear crisis. Utilities was the best performing sector, with the fund’s holdings rising 25.6%, mainly as a result of Brazilian electric utility Cemig having a very productive period.

Outlook

In our opinion, economic prospects are poised to improve in the next several years, led by emerging markets, which have the potential to drive overall global economic growth. We are still favorably disposed towards international equities. Concerns over global growth and sovereign debt have resulted in much volatility in the markets, which we anticipate will continue in the near term.

Maintaining a diversified portfolio of high-quality international companies should prove beneficial as investors return to equities and risk aversion subsides.

3  |

HANSBERGER INTERNATIONAL FUND

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares5

June 30, 2001 through June 30, 2011

Average Annual Total Returns – June 30, 20115

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 12/29/95)
NAV	2.59%	29.87%	2.64%	6.06%
With 5.75% Maximum Sales Charge	-3.30	22.38	1.43	5.44

Class B (Inception 12/29/95)
NAV	2.18	28.89	1.88	5.28
With CDSC[1]	-2.82	23.89	1.58	5.28

Class C (Inception 12/29/95)
NAV	2.20	28.92	1.87	5.27
With CDSC[1]	1.20	27.92	1.87	5.27

Comparative Performance
MSCI EAFE Index[2]	5.35	30.93	1.96	6.12
MSCI ACWI ex-USA[3]	4.11	30.27	4.14	7.92
Morningstar Foreign Large Blend Fund Avg.[4]	4.19	30.80	1.70	5.14

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 6/30/11
Common Stocks	98.1
Preferred Stocks	0.6
Exchange Traded Funds	0.6
Short-Term Investments and Other	0.7

Ten Largest Holdings	% of Net Assets as of 6/30/11
Canon, Inc.	1.6
Adidas AG	1.6
Bank of Nova Scotia	1.6
Nestle SA, (Registered)	1.6
ABB Ltd., (Registered)	1.6
FANUC Ltd.	1.6
BNP Paribas	1.5
China State Construction International Holdings Ltd., Class H	1.5
Cia Energetica de Minas Gerais, Sponsored Preference ADR	1.5
Ping An Insurance (Group) Co. of China Ltd., Class H	1.4

Five Largest Countries	% of Net Assets as of 6/30/11
United Kingdom	16.4
Japan	13.1
China	11.3
Switzerland	8.3
Germany	7.6

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio	Net Expense Ratio
A	1.68%	1.68%
B	2.42	2.42
C	2.43	2.43

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

3	MSCI All Country World Index (ACWI) ex USA is an unmanaged index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

4	Morningstar Foreign Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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NATIXIS OAKMARK GLOBAL FUND

Management Discussion

Managers:

Clyde S. McGregor, CFA

Robert A. Taylor, CFA

Harris Associates L.P.

Objective:

Seeks long-term capital appreciation

Strategy:

Invests primarily in a diversified portfolio of common stocks of U.S. and non-U.S. companies. Invests in the securities of at least three countries

Fund Inception:

December 15, 2010

Symbols:

Class A	NOGAX
Class C	NOGCX

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

Market Conditions

Global equity markets withstood a number of major events during the first six months of 2011. Unrest in the Middle East and Africa, soaring oil prices, fears about the sovereign debt crisis in Europe, and an earthquake and tsunami in Japan shook stock markets worldwide. Although stocks regained some momentum at the end of the period, expectations are for continued instability in the months ahead.

Performance Results

For the six months ended June 30, 2011, Class A shares of Natixis Oakmark Global Fund returned 1.97% at net asset value. The fund lagged its benchmark, the MSCI World Index (Net), which returned 5.29%, and the average fund in Morningstar’s World Stock category, which returned 4.72% for the same period.

Explanation of Fund Performance

As of June 30, 2011, approximately 55% of the fund’s assets were invested in international stocks, including 20% in Japan and 16% in Switzerland, with the remainder of assets spread across various European countries. Approximately 41% of the portfolio was invested in U.S. issues. It’s important to note that as value investors, our emphasis is on individual stock selection. The fund’s country and sector weights, rather than being a critical component of our strategy, are the result of our stock selection process.

One of the top contributors to fund performance during the period was MasterCard International, a leading U.S. processor of credit and debit card transactions. The stock rebounded significantly from last year, when investor reaction to the Federal Reserve Board’s proposed regulations for debit card transactions caused its share price to suffer. Other standouts for the period included Snap-on, a manufacturer of tools and equipment for vehicle dealerships and repair centers. One of the fund’s larger holdings, Snap-on delivered healthy gains as its share price rose due to the strength of the global industrial economy. Another major contributor to fund performance was LabCorp, one of the largest providers of diagnostic testing services in the United States. LabCorp’s stock faltered last year due to concerns over the newly passed federal health care bill. Ultimately, the bill had little impact on the industry, and the stock regained lost ground. Other strong performers included SAP, a leader in business management software, which recovered significantly from a difficult year in 2010, and Oracle, an integrated business software and hardware company, which posted positive results for the period.

Among the biggest detractors from fund performance was Daiwa Securities, Japan’s second largest securities brokerage firm. The company has languished as the Japanese stock market struggles with the aftermath of March’s natural disasters. We are impressed, however, by management’s efforts to diversify into money management services, and we continue to own the stock. Japan-based firms Canon, a digital imaging company, and ROHM, a manufacturer of semiconductors, declined due to catastrophic events in that country and hampered fund results. Though Julius Baer Group, Switzerland’s top private banking firm, continues to do well from a business standpoint, the strength of the Swiss franc has driven the stock price down. Cisco, a worldwide leader in networking systems, also failed to meet our expectations. The company remains competitive with its higher-end products yet has been losing market share on the lower end. We subsequently sold this stock.

The fund finished the six-month period with the following approximate currency exposure hedges in place: 20% of the euro, 69% of the Australian dollar, 51% of the Japanese yen, 29% of the Swedish krona, and 69% of the Swiss franc. Hedges are achieved by using forward foreign currency contracts. Hedges produced a negative impact to the fund’s performance for the period.

Outlook

We don’t expect economic fundamentals to change very meaningfully over the next several months. That said, we’re optimistic about investment opportunities going forward. In general, companies have learned to survive – and even thrive – under strained economic conditions, and we expect this positive trend to continue. Against this backdrop, we will pursue companies that are undervalued, growing and run by strong management teams.

5  |

NATIXIS OAKMARK GLOBAL FUND

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provides a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares5

December 15, 2010 (inception) through June 30, 2011

Total Returns — June 30, 20115

	6 Months	Since Inception[4]

Class A (Inception 12/15/10)
NAV	1.97%	3.50%
With 5.75% Maximum Sales Charge	-3.90	-2.45

Class C (Inception 12/15/10)
NAV	1.67	3.20
With CDSC[1]	0.67	2.20

Comparative Performance
MSCI World Index (Net)[2]	5.29	5.29
Morningstar World Stock Avg.[3]	4.72	4.72

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 6/30/11
Common Stocks	95.3
Short-Term Investments and Other	4.7
Ten Largest Holdings	% of Net Assets as of 6/30/11
Snap-on, Inc.	4.5
Oracle Corp.	4.3
Laboratory Corp. of America Holdings	3.9
Daiwa Securities Group, Inc.	3.9
Square Enix Holdings Co. Ltd.	3.7
Julius Baer Group Ltd.	3.1
Hirose Electric Co. Ltd.	3.0
Canon, Inc.	3.0
Intel Corp.	2.9
TE Connectivity Ltd.	2.9

Five Largest Countries	% of Net Assets as of 6/30/11
United States	44.3
Japan	20.4
Switzerland	15.5
Australia	4.7
Germany	4.4

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.60%	1.40%
C	2.35	2.15

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI World Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets. The index calculates reinvested dividends net of withholding taxes using Luxembourg tax rates.

3	Morningstar World Stock Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	The since-inception comparative performance figures shown are calculated from 1/1/11.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

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NATIXIS OAKMARK INTERNATIONAL FUND

Management Discussion

Managers:

David G. Herro, CFA

Robert A. Taylor, CFA

Harris Associates L.P.

Objective:

Seeks long-term capital appreciation

Strategy:

Invests primarily in a diversified portfolio of common stocks of non-U.S. companies. May invest in non-U.S. markets throughout the world, including emerging markets

Fund Inception:

December 15, 2010

Symbols:

Class A	NOIAX
Class C	NOICX

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

Market Conditions

Global equity markets withstood a number of major events during the first six months of 2011. Unrest in the Middle East and Africa, soaring oil prices, fears about the sovereign debt crisis in Europe and an earthquake and tsunami in Japan shook international stock markets. Although stocks regained some momentum at the end of the period, expectations are for continued instability in the months ahead.

Performance Results

For the six months ended June 30, 2011, Class A shares of Natixis Oakmark International Fund returned 3.84% at net asset value. The fund lagged its benchmark, the MSCI World ex U.S. Index (Net), which returned 4.72%, and the average fund in Morningstar’s Foreign Large Value category, which returned 5.23% for the same period.

Explanation of Fund Performance

At period end, approximately 63% of the portfolio was invested in European stocks, with the majority of assets concentrated in Switzerland, the United Kingdom and France. We also maintained a significant weight (24% of the portfolio) in Japan. As value investors, we typically focus on characteristics of individual issues. Sector weights are a result of our stock selection process and are not indicative of our investment strategy. That said, as of June 30, 2011, roughly 23% of the portfolio was invested in financial firms. Nonessential consumer stocks and industrial issues together accounted for 33% of fund assets, while technology accounted for approximately 12%.

One of the top contributors to fund performance was Olympus, a global optoelectronics manufacturer based in Japan. Best known for its camera and imaging business, Olympus is also the market leader for gastrointestinal endoscopes. Strong results in Olympus’s endoscopes business, a faster-than-expected recovery from the Japan earthquake and cost-cutting initiatives enacted by new management all worked to advance the company’s stock price for the period. Switzerland-based Roche, the second largest global pharmaceutical company, also contributed positively to fund results. Over the past year, shares were weak due to a string of disappointing news reports. However, Roche’s share price rose on the release of positive clinical trials data for its new breast cancer drug. Roche’s stock price was also supported as it became clear that the sales and profits of its more lucrative age-related macular degeneration treatment drug would not be threatened by the company’s lower-cost alternative.

One of the main detractors for the period was ROHM, a Japanese semiconductor manufacturer. The company’s recently-released 2010 fiscal results were disappointing, putting downward pressure on the stock price. In addition, a strong yen and fallout from the earthquake/tsunami have hurt the company’s outlook for the year. Despite the yen’s recent strength, we expect it to weaken going forward. That, combined with a stronger global economic recovery, should have a positive impact on ROHM’s stock price over the longer term. Another detractor was Daiwa Securities Group, Japan’s second largest securities brokerage firm. Like the vast majority of Japan-based companies, Daiwa’s stock price declined significantly in March due to the catastrophic events in its home country. The firm has since released weak 2010 fiscal results, further driving down its share price. However, our long-term view of Daiwa is quite favorable. The company’s retail business continues to flourish, and a cost-cutting plan is in place to help the wholesale business return to profitability over time. Assets under management increased from a year ago, and profitability in the asset management division continues to rise.

The fund finished the six-month period with the following approximate currency exposure hedges in place: 19% of the euro, 71% of the Australian dollar, 51% of the Japanese yen, 29% of the Swedish krona, and 72% of the Swiss franc. Hedges are achieved by using forward foreign currency contracts. Hedges produced a negative impact to the fund’s performance for the period.

Outlook

Although global equity markets continue to be volatile, we believe that there are still outstanding long-term investment opportunities. Our primary objective is to capitalize on value wherever we find it. We believe that positive long-term investment results depend on low valuations and a fertile environment for growth in corporate profits. We remain convinced that the conditions necessary for attractive equity returns currently exist.

7  |

NATIXIS OAKMARK INTERNATIONAL FUND

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provides a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares5

December 15, 2010 (inception) through June 30, 2011

Total Returns — June 30, 20115

	6 Months	Since Inception[4]

Class A (Inception 12/15/10)
NAV	3.84%	5.53%
With 5.75% Maximum Sales Charge	-2.13	-0.54

Class C (Inception 12/15/10)
NAV	3.55	5.12
With CDSC[1]	2.55	4.12

Comparative Performance
MSCI World ex U.S. Index (Net)[2]	4.72	4.72
Morningstar Foreign Large Value Avg.[3]	5.23	5.23

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 6/30/11
Common Stocks	96.8
Short-Term Investments and Other	3.2

Ten Largest Holdings	% of Net Assets as of 6/30/11
Daiwa Securities Group, Inc.	3.5
Credit Suisse Group AG, (Registered)	3.4
Canon, Inc.	3.0
Toyota Motor Corp.	3.0
Adecco SA, (Registered)	2.9
Intesa Sanpaolo SpA	2.8
Banco Santander SA	2.8
BNP Paribas	2.8
Assa Abloy AB, Series B	2.8
Amcor Ltd.	2.7

Five Largest Countries	% of Net Assets as of 6/30/11
Japan	24.1
Switzerland	21.9
United Kingdom	10.0
France	8.9
Netherlands	6.3

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.57%	1.45%
C	2.32	2.20

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI World ex USA Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States. The index calculates reinvested dividends net of withholding taxes using Luxembourg tax rates.

3	Morningstar Foreign Large Value Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	The since-inception comparative performance figures shown are calculated from 1/1/11.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and expenses. Visit ga.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ga.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

9  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from January 1, 2011 through June 30, 2011. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

ABSOLUTE ASIA DYNAMIC EQUITY FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
Class A
Actual	$1,000.00	$1,008.30	$8.71
Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	$8.75
Class C
Actual	$1,000.00	$1,004.10	$12.42
Hypothetical (5% return before expenses)	$1,000.00	$1,012.40	$12.47
Class Y
Actual	$1,000.00	$1,009.90	$7.48
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.75%, 2.50% and 1.50% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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UNDERSTANDING FUND EXPENSES

HANSBERGER INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
Class A
Actual	$1,000.00	$1,025.90	$8.09
Hypothetical (5% return before expenses)	$1,000.00	$1,016.81	$8.05
Class B
Actual	$1,000.00	$1,021.80	$11.83
Hypothetical (5% return before expenses)	$1,000.00	$1,013.09	$11.78
Class C
Actual	$1,000.00	$1,022.00	$11.83
Hypothetical (5% return before expenses)	$1,000.00	$1,013.09	$11.78

*	Expenses are equal to the Fund’s annualized expense ratio: 1.61%, 2.36% and 2.36% for Class A, B and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

NATIXIS OAKMARK GLOBAL FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
Class A
Actual	$1,000.00	$1,019.70	$7.01
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00
Class C
Actual	$1,000.00	$1,016.70	$10.75
Hypothetical (5% return before expenses)	$1,000.00	$1,014.13	$10.74

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.40% and 2.15% for Class A and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

NATIXIS OAKMARK INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
Class A
Actual	$1,000.00	$1,038.40	$7.33
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25
Class C
Actual	$1,000.00	$1,035.50	$11.10
Hypothetical (5% return before expenses)	$1,000.00	$1,013.88	$10.99

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.45% and 2.20% for Class A and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

11  |

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS FOR HANSBERGER INTERNATIONAL FUND AND ABSOLUTE ASIA DYNAMIC EQUITY FUND

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory and sub-advisory agreements (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment advisers and sub-advisers (collectively, the “Advisers”) believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory and sub-advisory fees, if any, and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Advisers and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Advisers and (v) information obtained through the completion of a questionnaire by the Advisers (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) each Adviser’s financial results and/or financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Advisers’ respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund (and segment, in the case of Funds managed by multiple sub-advisers) based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its category. The portfolio management team for each Fund or other representatives of the Advisers make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2011. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates.

The Trustees considered not only the advisory services provided by the Advisers to the Funds, but also the monitoring and oversight services provided by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) with respect to sub-advised Funds. They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

|  12

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement(s) relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group and/or category for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies; (2) that although the Fund’s performance lagged that of its relevant peer group for certain periods, performance was stronger when compared to the Fund’s relevant performance benchmark or on an absolute basis.

The Trustees also considered each Adviser’s performance and reputation generally, the performance of the fund family generally (as noted by certain financial publications), and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and sub-advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Advisers to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that, as of December 31, 2010, Absolute Asia Dynamic Equity Fund had an expense cap in place, and they considered the amounts waived or reimbursed, if any, by the Adviser under this cap.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Advisers had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that one Fund had breakpoints in its advisory fees and that the remaining Funds were subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above.

13  |

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Advisers and their affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of affiliated Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2012.

|  14

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Absolute Asia Dynamic Equity Fund

Shares	Description	Value (†)

Common Stocks — 95.6% of Net Assets
	Australia — 17.9%
3,451	BHP Billiton Ltd.	$163,098
25,534	Incitec Pivot Ltd.	106,342
2,994	Newcrest Mining Ltd.	121,316
23,497	Paladin Energy Ltd.(b)	64,050
1,421	Rio Tinto Ltd.	127,192

		581,998

	China — 25.0%
70,000	Ausnutria Dairy Corp. Ltd.	20,785
48,000	China National Building Material Co. Ltd., Class H	94,763
40,000	China Resources Land Ltd.	72,298
42,000	CNOOC Ltd.	99,144
31,000	Digital China Holdings Ltd.	49,938
564,000	Qingling Motors Co. Ltd., Class H	174,451
42,000	Shanghai Friendship Group, Inc., Co., Class B	75,498
34,800	Shanghai Jinjiang International Hotels Development Co. Ltd., Class B(b)	52,808
30,000	Weichai Power Co. Ltd., Class H	175,939

		815,624

	Hong Kong — 12.4%
11,230	Henderson Land Development Co. Ltd.	72,837
5,200	Hong Kong Aircraft Engineering Co. Ltd.	74,934
4,500	Hong Kong Exchanges & Clearing Ltd.	94,814
30,000	Lifestyle International Holdings Ltd.	88,541
5,000	Sun Hung Kai Properties Ltd.	72,894

		404,020

	India — 3.6%
1,800	Infosys Technologies Ltd., Sponsored ADR	117,414

	Indonesia — 8.3%
19,000	PT Astra International Tbk	141,236
44,787	PT United Tractors Tbk	130,407

		271,643

	Korea — 14.3%
787	Hyundai Motor Co.	175,449
347	Lotte Shopping Co. Ltd.	165,802
222	POSCO	96,449
309	Samsung Life Insurance Co. Ltd.,	27,568

		465,268

	Malaysia — 4.0%
17,800	Kuala Lumpur Kepong Berhad	130,760

	Singapore — 3.6%
10,000	Singapore Airlines Ltd.	115,742

	Taiwan — 6.5%
16,500	Simplo Technology Co. Ltd.	133,363
25,000	Taiwan Fertilizer Co. Ltd.	77,073

		210,436

	Total Common Stocks (Identified Cost $2,561,772)	3,112,905

Principal Amount	Description	Value (†)
Short-Term Investments — 5.6%
$183,695	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2011 at 0.000% to be repurchased at $183,695 on 7/01/2011 collateralized by $185,000 Federal Home Loan Mortgage Corp., 3.000% due 8/11/2017 valued at $187,544 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $183,695)	$183,695

	Total Investments — 101.2% (Identified Cost $2,745,467)(a)	3,296,600
	Other assets less liabilities — (1.2)%	(39,382)

	Net Assets — 100.0%	$3,257,218

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2011, the net unrealized appreciation on investments based on a cost of $2,745,467 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$627,568
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(76,435)

	Net unrealized appreciation	$551,133

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Absolute Asia Dynamic Equity Fund – (continued)

Industry Summary at June 30, 2011 (Unaudited)

Metals & Mining	15.6%
Automobiles	15.1
Machinery	9.4
Multiline Retail	7.8
Real Estate Management & Development	6.7
Chemicals	5.7
Oil, Gas & Consumable Fuels	5.1
Food Products	4.6
Computers & Peripherals	4.1
IT Services	3.6
Airlines	3.6
Diversified Financial Services	2.9
Construction Materials	2.9
Food & Staples Retailing	2.3
Transportation Infrastructure	2.3
Other Investments, less than 2% each	3.9
Short-Term Investments	5.6

Total Investments	101.2
Other assets less liabilities	(1.2)

Net Assets	100.0%

Currency Exposure at June 30, 2011 (Unaudited)

Hong Kong Dollar	33.5%
Australian Dollar	17.9
South Korean Won	14.3
United States Dollar	13.1
Indonesian Rupiah	8.3
New Taiwan Dollar	6.5
Malaysian Ringgit	4.0
Singapore Dollar	3.6

Total Investments	101.2
Other assets less liabilities	(1.2)

Net Assets	100.0%

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Hansberger International Fund

Shares	Description	Value (†)

Common Stocks — 98.1% of Net Assets
	Australia — 4.8%
18,921	BHP Billiton Ltd.	$894,223
10,486	Commonwealth Bank of Australia	590,574
14,139	CSL Ltd.	502,585
15,478	Macquarie Group Ltd.	522,158
27,341	Westpac Banking Corp.	655,959
12,490	Woodside Petroleum Ltd.	551,022
23,567	WorleyParsons Ltd.	717,547

		4,434,068

	Austria — 0.6%
9,874	Erste Group Bank AG	517,132

	Belgium — 0.7%
11,268	Anheuser-Busch InBev NV	653,965

	Brazil — 4.2%
65,763	Cia Energetica de Minas Gerais, Sponsored Preference ADR	1,357,348
33,354	Gafisa SA, ADR	315,529
55,421	Hypermarcas SA	522,019
27,280	Itau Unibanco Holding SA, Preference ADR	642,444
13,964	Petroleo Brasileiro SA, Sponsored Preference ADR	428,416
22,798	Vale SA, Sponsored Preference ADR	660,230

		3,925,986

	Canada — 5.6%
24,450	Bank of Nova Scotia	1,472,907
26,691	Cameco Corp.	703,308
9,409	Canadian National Railway Co.	751,779
36,865	Manulife Financial Corp.	652,863
29,859	Suncor Energy, Inc.	1,167,487
9,578	Teck Resources Ltd., Class B	485,988

		5,234,332

	Chile — 0.6%
8,123	Sociedad Quimica y Minera de Chile SA, Sponsored ADR	525,721

	China — 11.3%
642,000	Agile Property Holdings Ltd.	999,156
485,930	China Construction Bank Corp., Class H	405,157
244,000	China Merchants Bank Co. Ltd., Class H	593,564
248,000	China Overseas Land & Investment Ltd.	534,160
406,000	China Resources Land Ltd.	733,819
127,500	China Shenhua Energy Co. Ltd., Class H	612,617
1,378,240	China State Construction International Holdings Ltd., Class H	1,406,307
1,188,000	GOME Electrical Appliances Holdings Ltd.	475,054
497,194	Guangzhou Automobile Group Co. Ltd., Class H	609,689
784,000	Industrial & Commercial Bank of China Ltd., Class H	597,993
4,916	New Oriental Education & Technology Group, Inc., Sponsored ADR(b)	549,215
124,500	Ping An Insurance (Group) Co. of China Ltd., Class H	1,292,077
26,400	Tencent Holdings Ltd.	721,201
159,200	Weichai Power Co. Ltd., Class H	933,651

		10,463,660

	Denmark — 1.1%
4,386	Novo Nordisk A/S, Class B	549,475
20,696	Vestas Wind Systems A/S(b)	480,434

		1,029,909

	France — 7.1%
19,825	ArcelorMittal	689,440
15,221	ArcelorMittal, (Registered)	529,082

Shares	Description	Value (†)

	France — continued
29,353	AXA SA	$666,317
18,384	BNP Paribas	1,417,571
10,217	Carrefour SA(b)	420,016
5,980	Faurecia	256,453
11,736	GDF Suez	428,922
3,987	Iliad SA	535,049
2,955	PPR	526,301
54,643	STMicroelectronics NV	543,900
9,621	Total SA	556,223

		6,569,274

	Germany — 7.0%
18,688	Adidas AG	1,481,615
18,692	Aixtron SE AG	637,985
13,598	Bayer AG, (Registered)	1,092,144
7,528	Bayerische Motoren Werke AG	751,738
6,844	Deutsche Boerse AG	519,662
9,969	SAP AG	604,403
5,481	Siemens AG, (Registered)	753,203
2,983	Wacker Chemie AG	644,329

		6,485,079

	Hong Kong — 0.8%
226,000	Li & Fung Ltd.	451,703
30,000	Wing Hang Bank Ltd.	329,579

		781,282

	India — 1.3%
3,453	HDFC Bank Ltd., ADR	609,075
4,871	ICICI Bank Ltd., Sponsored ADR	240,140
26,435	Sterlite Industries India Ltd., ADR(b)	397,847

		1,247,062

	Israel — 0.7%
12,526	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	604,004

	Italy — 1.4%
23,119	ENI SpA	547,896
13,966	Saipem SpA	721,208

		1,269,104

	Japan — 13.1%
34,000	Asahi Glass Co. Ltd.	397,877
12,000	Astellas Pharma, Inc.	465,613
83,000	Bank of Yokohama (The) Ltd.	414,921
31,800	Canon, Inc.	1,512,608
8,700	FANUC Ltd.	1,454,840
23,100	Komatsu Ltd.	721,254
39,300	Mitsui & Co. Ltd.	679,502
42,000	NGK Insulators Ltd.	782,441
2,300	Nintendo Co. Ltd.	431,913
675	Rakuten, Inc.	698,641
12,600	Shin-Etsu Chemical Co. Ltd.	675,382
4,800	SMC Corp.	865,296
31,600	Sumitomo Corp.	429,894
146,000	Sumitomo Mitsui Trust Holdings, Inc.	508,186
23,000	THK Co. Ltd.	587,802
23,700	Toyota Motor Corp.	975,947
7,090	Yamada Denki Co. Ltd.	577,690

		12,179,807

	Korea — 1.9%
9,165	KB Financial Group, Inc., ADR	438,087
653	Samsung Electronics Co. Ltd.	507,531
2,140	Samsung Electronics Co. Ltd., GDR, 144A	829,464

		1,775,082

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Hansberger International Fund – (continued)

Shares	Description	Value (†)

	Mexico — 1.1%
10,364	America Movil SAB de CV, Series L, ADR	$558,412
16,388	Wal-Mart de Mexico SA de CV, Series V, Sponsored ADR	487,871

		1,046,283

	Norway — 1.5%
24,055	Subsea 7 SA(b)	615,259
47,880	Telenor ASA	783,570

		1,398,829

	Russia — 3.5%
17,259	Evraz Group SA, GDR(b)	537,618
73,191	Gazprom, Sponsored ADR(b)	1,064,929
11,043	LUKOIL, Sponsored ADR	703,991
18,648	MMC Norilsk Nickel, ADR(b)	488,578
129,719	Sberbank	478,452

		3,273,568

	Singapore — 0.6%
50,000	DBS Group Holdings Ltd.	598,113

	South Africa — 1.0%
41,581	MTN Group Ltd.	885,835

	Spain — 0.5%
37,955	Banco Santander SA	437,247

	Sweden — 1.8%
20,481	Atlas Copco AB, Class A	539,394
6,368	Millicom International Cellular SA	667,172
25,859	Sandvik AB	453,033

		1,659,599

	Switzerland — 8.3%
56,212	ABB Ltd., (Registered)(b)	1,460,517
10,681	Adecco SA, (Registered)(b)	685,564
9,666	Cie Financiere Richemont SA, Series A	633,442
22,168	Credit Suisse Group AG, (Registered)(b)	863,936
7,879	Holcim Ltd., (Registered)(b)	595,849
4,517	Lonza Group AG, (Registered)(b)	353,876
23,619	Nestle SA, (Registered)	1,469,775
7,496	Novartis AG, (Registered)	459,408
7,306	Roche Holding AG	1,223,176

		7,745,543

	Taiwan — 1.2%
167,000	Hon Hai Precision Industry Co. Ltd.	574,947
196,927	Taiwan Semiconductor Manufacturing Co. Ltd.	496,307

		1,071,254

	United Kingdom — 16.4%
16,528	Anglo American PLC	819,689
53,516	ARM Holdings PLC	503,244
30,491	Autonomy Corp. PLC(b)	835,211
130,874	Barclays PLC	536,891
26,241	BG Group PLC	595,826
17,114	BHP Billiton PLC	672,474
55,527	British Sky Broadcasting Group PLC	753,840
37,749	Eurasian Natural Resources Corp. PLC	473,655
28,715	GlaxoSmithKline PLC	615,485
43,176	HSBC Holdings PLC	429,380
13,203	HSBC Holdings PLC, Sponsored ADR	655,133
55,656	ICAP PLC	422,114
18,525	Kazakhmys PLC	410,644
526,024	Lloyds Banking Group PLC(b)	413,367
138,426	Man Group PLC	526,539
64,937	Prudential PLC	749,815
65,242	Rolls-Royce Holdings PLC(b)	675,639

Shares	Description	Value (†)

	United Kingdom — continued
44,341	Standard Chartered PLC	$1,164,735
180,983	Tesco PLC	1,169,328
28,710	Unilever PLC	926,358
21,985	Vedanta Resources PLC	739,043
211,393	Vodafone Group PLC	560,538
47,228	WPP PLC	591,665

		15,240,613

	Total Common Stocks (Identified Cost $76,993,873)	91,052,351

Preferred Stocks — 0.6%
	Germany — 0.6%
7,617	Henkel AG & Co. KGaA (Identified Cost $274,162)	529,672

Exchange Traded Funds — 0.6%
	United States — 0.6%
6,904	iShares MSCI EAFE Index Fund	415,207
2,507	Vanguard MSCI Emerging Markets	121,890

	Total Exchange Traded Funds (Identified Cost $514,747)	537,097

Principal Amount
Short-Term Investments — 0.6%
$615,542	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2011 at 0.000% to be repurchased at $615,542 on 7/01/2011 collateralized by $440,000 Federal Home Loan Mortgage Corp., 3.000% due 8/11/2017 valued at $446,050; $160,000 Federal National Mortgage Association, 5.000% due 3/15/2016 valued at $185,200 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $615,542)	615,542

	Total Investments — 99.9% (Identified Cost $78,398,324)(a)	92,734,662
	Other assets less liabilities — 0.1%	58,002

	Net Assets — 100.0%	$92,792,664

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales):
	At June 30, 2011, the net unrealized appreciation on investments based on a cost of $78,571,593 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$17,534,590
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,371,521)

	Net unrealized appreciation	$14,163,069

(b)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of Rule 144A holdings amounted to $67,055 or 0.1% of net assets.
ADR/ GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Hansberger International Fund – (continued)

Industry Summary at June 30, 2011 (Unaudited)

Commercial Banks	15.1%
Metals & Mining	8.3
Oil, Gas & Consumable Fuels	7.4
Machinery	6.8
Pharmaceuticals	5.5
Semiconductors & Semiconductor Equipment	3.8
Insurance	3.6
Wireless Telecommunication Services	2.9
Food Products	2.6
Automobiles	2.6
Capital Markets	2.6
Real Estate Management & Development	2.5
Textiles, Apparel & Luxury Goods	2.3
Energy Equipment & Services	2.3
Food & Staples Retailing	2.2
Electrical Equipment	2.1
Software	2.0
Chemicals	2.0
Other Investments, less than 2% each	22.7
Short-Term Investments	0.6

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

Currency Exposure at June 30, 2011 (Unaudited)

United States Dollar	18.6%
Euro	17.3
British Pound	15.2
Japanese Yen	13.1
Hong Kong Dollar	12.0
Swiss Franc	8.3
Australian Dollar	4.8
Canadian Dollar	2.3
Other, less than 2% each	8.3

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Oakmark Global Fund

Shares	Description	Value (†)

Common Stocks — 95.3% of Net Assets
	Australia — 4.7%
190,300	Incitec Pivot Ltd.	$792,548
247,900	Primary Health Care Ltd.	914,626

		1,707,174

	France — 2.4%
5,100	Neopost SA	438,190
23,700	Societe Television Francaise 1	432,328

		870,518

	Germany — 4.4%
5,150	Daimler AG, (Registered)	388,369
5,700	Rheinmetall AG	504,237
12,000	SAP AG	727,539

		1,620,145

	Ireland — 1.4%
9,600	Covidien PLC	511,008

	Japan — 20.4%
22,900	Canon, Inc.	1,089,268
321,300	Daiwa Securities Group, Inc.	1,415,614
10,800	Hirose Electric Co. Ltd.	1,107,097
18,600	Omron Corp.	517,235
16,500	Rohm Co. Ltd.	946,629
76,100	Square Enix Holdings Co. Ltd.	1,369,616
25,500	Toyota Motor Corp.	1,050,069

		7,495,528

	Spain — 2.3%
74,800	Banco Santander SA	861,706

	Sweden — 2.0%
26,700	Assa Abloy AB, Series B	717,649

	Switzerland — 15.5%
14,000	Adecco SA, (Registered)(b)	898,595
26,700	Credit Suisse Group AG, (Registered)(b)	1,040,558
5,900	Holcim Ltd., (Registered)(b)	446,187
27,900	Julius Baer Group Ltd.(b)	1,152,494
6,100	Nestle SA, (Registered)	379,594
28,800	TE Connectivity Ltd.	1,058,688
38,200	UBS AG, (Registered)(b)	697,133

		5,673,249

	United Kingdom — 2.0%
36,200	Diageo PLC	740,614

	United States — 40.2%
6,500	Apache Corp.	802,035
61,800	Applied Materials, Inc.	804,018
25,400	Discovery Communications, Inc., Series C(b)	928,370
30,100	Equifax, Inc.	1,045,072
48,300	Intel Corp.	1,070,328
11,000	International Flavors & Fragrances, Inc.	706,640
14,800	Laboratory Corp. of America Holdings(b)	1,432,492
67,300	Live Nation Entertainment, Inc.(b)	771,931
2,750	MasterCard, Inc., Class A	828,685
47,700	Oracle Corp.	1,569,807
36,900	Sara Lee Corp.	700,731
26,400	Snap-on, Inc.	1,649,472
91,200	Tenet Healthcare Corp.(b)	569,088
32,100	Texas Instruments, Inc.	1,053,843
7,900	Union Pacific Corp.	824,760

		14,757,272

	Total Common Stocks (Identified Cost $34,437,338)	34,954,863

Principal Amount	Description	Value (†)

Short-Term Investments — 4.1%
$1,486,904	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2011 at 0.000% to be repurchased at $1,486,904 on 7/01/2011 collateralized by $1,500,000 Federal Home Loan Mortgage Corp., 3.000% due 8/11/2017 valued at $1,520,625 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,486,904)	$1,486,904

	Total Investments — 99.4%
	(Identified Cost $35,924,242)(a)	36,441,767
	Other assets less liabilities — 0.6%	234,967

	Net Assets — 100.0%	$36,676,734

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2011, the net unrealized appreciation on investments based on a cost of $35,924,242 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,330,957
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(813,432)

	Net unrealized appreciation	$517,525

(b)	Non-income producing security.

At June 30, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell	09/21/2011	Australian Dollar	60,000	$63,725	$717
Sell	09/21/2011	Australian Dollar	1,052,000	1,117,304	(77,259)
Sell	03/21/2012	Euro	117,000	168,308	1,761
Sell	03/21/2012	Euro	351,000	504,923	(3,764)
Sell	09/21/2011	Japanese Yen	44,500,000	553,002	12,041
Sell	09/21/2011	Japanese Yen	262,000,000	3,255,879	(81,155)
Sell	12/21/2011	Swedish Krona	376,000	58,860	1,914
Sell	12/21/2011	Swedish Krona	940,000	147,149	(2,504)
Sell	03/21/2012	Swiss Franc	153,000	182,410	832
Sell	03/21/2012	Swiss Franc	2,510,000	2,992,476	(33,022)

Total					$(180,439)

1 Counterparty is State Street Bank and Trust Company.

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Oakmark Global Fund – (continued)

Industry Summary at June 30, 2011 (Unaudited)

Capital Markets	11.7%
Semiconductors & Semiconductor Equipment	10.6
Software	10.0
Health Care Providers & Services	8.0
Electronic Equipment, Instruments & Components	7.3
Media	5.8
Professional Services	5.3
Machinery	4.5
Office Electronics	4.2
Chemicals	4.1
Automobiles	3.9
Food Products	2.9
Commercial Banks	2.3
IT Services	2.3
Road & Rail	2.2
Oil, Gas & Consumable Fuels	2.2
Beverages	2.0
Building Products	2.0
Other Investments, less than 2% each	4.0
Short-Term Investments	4.1

Total Investments	99.4
Other assets less liabilities (including open forward foreign currency contracts)	0.6

Net Assets	100.0%

Currency Exposure at June 30, 2011 (Unaudited)

United States Dollar	48.6%
Japanese Yen	20.4
Swiss Franc	12.6
Euro	9.1
Australian Dollar	4.7
British Pound	2.0
Other, less than 2% each	2.0

Total Investments	99.4
Other assets less liabilities (including open forward foreign currency contracts)	0.6

Net Assets	100.0%

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Oakmark International Fund

Shares	Description	Value (†)

Common Stocks — 96.8% of Net Assets
	Australia — 5.7%
164,600	Amcor Ltd.	$1,275,476
48,600	Brambles Ltd.	377,872
71,200	Foster’s Group Ltd.	393,283
19,500	Orica Ltd.	565,334
27,333	Treasury Wine Estates Ltd.(b)	99,676

		2,711,641

	Canada — 0.8%
9,500	Thomson Reuters Corp.	356,675

	France — 8.9%
17,000	BNP Paribas	1,310,852
7,000	Danone SA	522,572
22,600	Publicis Groupe	1,261,624
37,000	Societe Television Francaise 1	674,942
3,200	Sodexo	250,668
1,300	Vallourec SA	158,490

		4,179,148

	Germany — 6.0%
9,000	Allianz SE, (Registered)	1,255,021
7,700	Daimler AG, (Registered)	580,668
16,700	SAP AG	1,012,492

		2,848,181

	Ireland — 1.1%
28,400	Experian PLC	361,757
828,000	Governor & Co. of the Bank of Ireland (The)(b)	138,131

		499,888

	Italy — 2.8%
495,300	Intesa Sanpaolo SpA	1,318,872

	Japan — 24.1%
29,900	Canon, Inc.	1,422,232
375,400	Daiwa Securities Group, Inc.	1,653,973
29,000	Honda Motor Co. Ltd.	1,117,280
150	Japan Tobacco, Inc.	579,011
31,100	Olympus Corp.	1,049,378
33,600	Omron Corp.	934,361
21,700	Rohm Co. Ltd.	1,244,960
21,600	Secom Co. Ltd.	1,035,646
30,400	Sumitomo Mitsui Financial Group, Inc.	937,374
34,300	Toyota Motor Corp.	1,412,446

		11,386,661

	Korea — 1.8%
1,125	Samsung Electronics Co. Ltd.	874,383

	Mexico — 1.3%
2,700	Fomento Economico Mexicano, SAB de CV, Sponsored ADR	179,523
16,800	Grupo Televisa SA, Sponsored ADR	413,280

		592,803

	Netherlands — 6.3%
11,500	Akzo Nobel NV	726,578
16,000	ArcelorMittal	556,421
12,100	Heineken Holding NV	619,440
40,200	Koninklijke Ahold NV	540,500
21,300	Koninklijke Philips Electronics	547,030

		2,989,969

	Spain — 2.8%
114,200	Banco Santander SA	1,315,600

Shares	Description	Value (†)

	Sweden — 3.3%
48,400	Assa Abloy AB, Series B	$1,300,907
6,900	Hennes & Mauritz AB	238,204

		1,539,111

	Switzerland — 21.9%
21,000	Adecco SA, (Registered)(b)	1,347,892
4,400	Cie Financiere Richemont SA, Series A	288,346
41,000	Credit Suisse Group AG, (Registered)(b)	1,597,861
910	Geberit AG, (Registered)(b)	215,888
1,005	Givaudan SA, (Registered)(b)	1,063,156
11,000	Holcim Ltd., (Registered)(b)	831,875
5,300	Kuehne & Nagel International AG, (Registered)	805,202
19,900	Nestle SA, (Registered)	1,238,347
13,900	Novartis AG, (Registered)	851,891
6,200	Roche Holding AG	1,038,008
59,100	UBS AG, (Registered)(b)	1,078,549

		10,357,015

	United Kingdom — 10.0%
41,600	BAE Systems PLC	212,811
54,100	Diageo PLC	1,106,828
207,900	G4S PLC	934,568
27,800	GlaxoSmithKline PLC	595,873
82,200	Reed Elsevier PLC	748,376
3,200	Schroders PLC	79,451
10,700	Signet Jewelers Ltd.(b)	500,867
15,000	Tesco PLC	96,915
13,600	Wolseley PLC	443,924

		4,719,613

	Total Common Stocks (Identified Cost $44,634,667)	45,689,560

Principal Amount
Short-Term Investments — 4.5%
$2,117,791	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2011 at 0.000% to be repurchased at $2,117,791 on 7/01/2011 collateralized by $2,135,000 Federal Home Loan Mortgage Corp., 3.000% due 8/11/2017 valued at $2,164,356 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,117,791)	2,117,791

	Total Investments — 101.3%
	(Identified Cost $46,752,458)(a)	47,807,351
	Other assets less liabilities — (1.3)%	(610,620)

	Net Assets — 100.0%	$47,196,731

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2011, the net unrealized appreciation on investments based on a cost of $46,752,458 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,081,362
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,026,469)

	Net unrealized appreciation	$1,054,893

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Oakmark International Fund – (continued)

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

At June 30, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell	09/21/2011	Australian Dollar	415,000	$440,762	$4,957
Sell	09/21/2011	Australian Dollar	1,394,000	1,480,534	(91,054)
Sell	03/21/2012	Euro	480,000	690,493	7,225
Sell	03/21/2012	Euro	1,170,000	1,683,078	(12,547)
Sell	09/21/2011	Japanese Yen	60,000,000	745,621	16,235
Sell	09/21/2011	Japanese Yen	410,000,000	5,095,078	(108,651)
Sell	12/21/2011	Swedish Krona	840,000	131,495	6,119
Sell	12/21/2011	Swedish Krona	1,986,000	310,892	(5,233)
Sell	03/21/2012	Swiss Franc	587,000	699,834	3,194
Sell	03/21/2012	Swiss Franc	5,641,000	6,725,322	(95,264)

Total					$(275,019)

1 Counterparty is State Street Bank and Trust Company.

Industry Summary at June 30, 2011 (Unaudited)

Commercial Banks	10.7%
Capital Markets	9.4
Media	7.4
Automobiles	6.6
Pharmaceuticals	5.3
Beverages	5.0
Chemicals	5.0
Commercial Services & Supplies	4.9
Semiconductors & Semiconductor Equipment	4.4
Food Products	3.7
Professional Services	3.6
Building Products	3.3
Office Electronics	3.0
Containers & Packaging	2.7
Insurance	2.7
Health Care Equipment & Supplies	2.2
Software	2.1
Electronic Equipment, Instruments & Components	2.0
Other Investments, less than 2% each	12.8
Short-Term Investments	4.5

Total Investments	101.3
Other assets less liabilities (including open forward foreign currency contracts)	(1.3)

Net Assets	100.0%

Currency Exposure at June 30, 2011 (Unaudited)

Euro	27.1%
Japanese Yen	24.1
Swiss Franc	21.9
British Pound	9.7
United States Dollar	6.9
Australian Dollar	5.7
Swedish Krona	3.3
Other, less than 2% each	2.6

Total Investments	101.3
Other assets less liabilities (including open forward foreign currency contracts)	(1.3)

Net Assets	100.0%

See accompanying notes to financial statements.

23  |

Statements of Assets and Liabilities

June 30, 2011 (Unaudited)

	Absolute Asia Dynamic Equity Fund	Hansberger International Fund	Natixis Oakmark Global Fund	Natixis Oakmark International Fund
ASSETS
Investments at cost	$2,745,467	$78,398,324	$35,924,242	$46,752,458
Net unrealized appreciation	551,133	14,336,338	517,525	1,054,893

Investments at value	3,296,600	92,734,662	36,441,767	47,807,351
Cash	—	5,757	—	—
Foreign currency at value (identified cost $0, $121,315, $16,979 and $28,889)	—	121,867	17,051	29,011
Receivable for Fund shares sold	—	4,663	553,906	282,864
Receivable from investment adviser (Note 6)	9,251	—	—	—
Receivable for securities sold	—	67,544	188,311	387,909
Dividends receivable	3,927	407,327	31,405	68,518
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	17,265	37,730
Tax reclaims receivable	—	101,986	6,793	48,846

TOTAL ASSETS	3,309,778	93,443,806	37,256,498	48,662,229

LIABILITIES
Payable for securities purchased	—	142,839	291,618	1,004,881
Payable for Fund shares redeemed	—	194,999	21,840	69,679
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	197,704	312,749
Management fees payable (Note 6)	—	60,058	18,090	24,444
Deferred Trustees’ fees (Note 6)	14,958	136,963	3,847	4,333
Administrative fees payable (Note 6)	120	3,464	7,005	7,005
Other accounts payable and accrued expenses	37,482	112,819	39,660	42,407

TOTAL LIABILITIES	52,560	651,142	579,764	1,465,498

NET ASSETS	$3,257,218	$92,792,664	$36,676,734	$47,196,731

NET ASSETS CONSIST OF:
Paid-in capital	$2,694,893	$93,477,504	$36,309,489	$46,100,515
Accumulated net investment (loss)/Undistributed net investment income	(4,826)	210,017	117,516	447,404
Accumulated net realized gain (loss) on investments and foreign currency transactions	16,009	(15,244,944)	(87,632)	(133,222)
Net unrealized appreciation on investments and foreign currency translations	551,142	14,350,087	337,361	782,034

NET ASSETS	$3,257,218	$92,792,664	$36,676,734	$47,196,731

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$119,869	$76,012,770	$31,242,229	$35,237,997

Shares of beneficial interest	9,852	4,342,653	3,017,998	3,340,035

Net asset value and redemption price per share	$12.17	$17.50	$10.35	$10.55

Offering price per share (100/94.25 of net asset value) (Note 1)	$12.91	$18.57	$10.98	$11.19

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$—	$5,110,925	$—	$—

Shares of beneficial interest	—	329,435	—	—

Net asset value and offering price per share	$—	$15.51	$—	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$34,958	$11,668,969	$5,434,505	$11,958,734

Shares of beneficial interest	2,890	757,021	526,635	1,137,733

Net asset value and offering price per share	$12.10	$15.41	$10.32	$10.51

Class Y shares:
Net assets	$3,102,391	$—	$—	$—

Shares of beneficial interest	254,106	—	—	—

Net asset value, offering and redemption price per share	$12.21	$—	$—	$—

See accompanying notes to financial statements.

|  24

Statements of Operations

For the Six Months Ended June 30, 2011 (Unaudited)

	Absolute Asia Dynamic Equity Fund	Hansberger International Fund	Natixis Oakmark Global Fund	Natixis Oakmark International Fund
INVESTMENT INCOME
Dividends	$32,558	$1,649,123	$359,713 (a)	$819,986
Less net foreign taxes withheld	(2,461)	(136,848)	(19,475)	(79,253)

	30,097	1,512,275	340,238	740,733

Expenses
Management fees (Note 6)	15,748	382,602	120,934	157,655
Service and distribution fees (Note 6)	293	187,288	51,267	73,363
Administrative fees (Note 6)	16,413	22,202	43,391	43,391
Trustees’ fees and expenses (Note 6)	8,358	12,436	7,965	8,883
Transfer agent fees and expenses (Note 6)	200	88,387	1,622	3,189
Audit and tax services fees	20,673	27,281	13,398	13,398
Custodian fees and expenses	14,819	74,195	19,248	34,400
Legal fees	27	818	288	360
Registration fees	20,955	19,817	16,832	23,149
Shareholder reporting expenses	53	10,306	2,124	3,086
Miscellaneous expenses	9,245	11,948	4,365	4,930

Total expenses	106,784	837,280	281,434	365,804
Less waiver and/or expense reimbursement (Note 6)	(82,847)	—	(56,325)	(69,871)

Net expenses	23,937	837,280	225,109	295,933

Net investment income	6,160	674,995	115,129	444,800

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	14,473	3,938,421	159,571	302,062
Foreign currency transactions	1,536	(8,846)	(247,203)	(435,105)
Net change in unrealized appreciation (depreciation) on:
Investments	883	(2,212,981)	439,797	969,602
Foreign currency translations	(16)	(826)	(176,718)	(269,310)

Net realized and unrealized gain on investments and foreign currency transactions	16,876	1,715,768	175,447	567,249

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,036	$2,390,763	$290,576	$1,012,049

(a)	Includes a non-recurring dividend of $37,655.

See accompanying notes to financial statements.

25  |

Statements of Changes in Net Assets

	Absolute Asia Dynamic Equity Fund		Hansberger International Fund		Natixis Oakmark Global Fund		Natixis Oakmark International Fund
	Six Months Ended June 30, 2011 (Unaudited)	Period Ended December 31, 2010 (a)	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (Unaudited)	Period Ended December 31, 2010 (b)	Six Months Ended June 30, 2011 (Unaudited)	Period Ended December 31, 2010 (b)
FROM OPERATIONS:
Net investment income (loss)	$6,160	$1,485	$674,995	$390,350	$115,129	$(799)	$444,800	$525
Net realized gain (loss) on investments and foreign currency transactions	16,009	9,441	3,929,575	1,942,340	(87,632)	2,477	(133,043)	3,588
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	867	550,275	(2,213,807)	5,162,104	263,079	74,282	700,292	81,742

Net increase in net assets resulting from operations	23,036	561,201	2,390,763	7,494,794	290,576	75,960	1,012,049	85,855

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(112)	(52,082)	(632,902)	—	—	(591)	(1,241)
Class B	—	—	(4,222)	(21,344)	—	—	—	—
Class C	—	(88)	(9,342)	(35,852)	—	—	(165)	(86)
Class Y	—	(18,450)	—	—	—	—	—	—
Net realized capital gains
Class A	—	(108)	—	—	—	—	(296)	—
Class C	—	(176)	—	—	—	—	(82)	—
Class Y	—	(11,400)	—	—	—	—	—	—

Total distributions	—	(30,334)	(65,646)	(690,098)	—	—	(1,134)	(1,327)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	104,510	2,598,805	(7,323,782)	(15,402,231)	30,933,525	5,376,673	39,998,924	6,102,364

Increase from regulatory settlements	—	—	—	93,153	—	—	—	—
Net increase (decrease) in net assets	127,546	3,129,672	(4,998,665)	(8,504,382)	31,224,101	5,452,633	41,009,839	6,186,892
NET ASSETS
Beginning of the period	3,129,672	—	97,791,329	106,295,711	5,452,633	—	6,186,892	—

End of the period	$3,257,218	$3,129,672	$92,792,664	$97,791,329	$36,676,734	$5,452,633	$47,196,731	$6,186,892

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(4,826)	$(10,986)	$210,017	$(399,332)	$117,516	$2,387	$447,404	$3,360

(a)	From commencement of operations on February 26, 2010 through December 31, 2010.
(b)	From commencement of operations on December 15, 2010 through December 31, 2010.

See accompanying notes to financial statements.

|  26

Financial Highlights

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Distributions from paid-in capital	Total distributions

ABSOLUTE ASIA DYNAMIC EQUITY FUND
Class A
6/30/2011(g)	$12.07	$0.03	$0.07	$0.10	$—	$—	$—	$—
12/31/2010(h)	10.00	(0.04)	2.20	2.16	(0.04)	(0.05)	—	(0.09)
Class C
6/30/2011(g)	12.05	(0.04)	0.09	0.05	—	—	—	—
12/31/2010(h)	10.00	(0.10)	2.22	2.12	(0.02)	(0.05)	—	(0.07)
Class Y
6/30/2011(g)	12.10	0.02	0.09	0.11	—	—	—	—
12/31/2010(h)	10.00	0.01	2.21	2.22	(0.07)	(0.05)	—	(0.12)
HANSBERGER INTERNATIONAL FUND
Class A
6/30/2011(g)	$17.08	$0.14	$0.29	$0.43	$(0.01)	$—	$—	$(0.01)
12/31/2010	15.84	0.09	1.28	1.37	(0.14)	—	—	(0.14)
12/31/2009	10.88	0.09	4.79	4.88	(0.01)	—	—	(0.01)
12/31/2008	22.17	0.26	(10.63)	(10.37)	(0.15)	(0.68)	(0.09)	(0.92)
12/31/2007	21.50	0.18	3.29	3.47	(0.40)	(2.40)	—	(2.80)
12/31/2006	19.88	0.16	4.51	4.67	(0.35)	(2.70)	—	(3.05)
Class B
6/30/2011(g)	15.20	0.06	0.26	0.32	(0.01)	—	—	(0.01)
12/31/2010	14.12	(0.02)	1.13	1.11	(0.04)	—	—	(0.04)
12/31/2009	9.76	0.00	4.27	4.27	—	—	—	—
12/31/2008	19.88	0.12	(9.48)	(9.36)	(0.03)	(0.68)	(0.05)	(0.76)
12/31/2007	19.51	0.01	2.98	2.99	(0.22)	(2.40)	—	(2.62)
12/31/2006	18.27	0.01	4.11	4.12	(0.18)	(2.70)	—	(2.88)
Class C
6/30/2011(g)	15.10	0.06	0.26	0.32	(0.01)	—	—	(0.01)
12/31/2010	14.03	(0.02)	1.12	1.10	(0.04)	—	—	(0.04)
12/31/2009	9.70	(0.00)	4.24	4.24	—	—	—	—
12/31/2008	19.81	0.11	(9.43)	(9.32)	(0.03)	(0.68)	(0.08)	(0.79)
12/31/2007	19.48	0.01	2.97	2.98	(0.25)	(2.40)	—	(2.65)
12/31/2006	18.28	0.00	4.11	4.11	(0.21)	(2.70)	—	(2.91)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

27  |

						Ratios to Average Net Assets:

Increase from regulatory settlements	Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$—	$—		$12.17	0.83	$120	1.75	6.77	0.45	8
—	—		12.07	21.63	29	1.75	10.75	(0.49)	5

—	—		12.10	0.41	35	2.50	7.89	(0.71)	8
—	—		12.05	21.18	46	2.50	10.45	(1.06)	5

—	—		12.21	0.99	3,102	1.50	6.77	0.40	8
—	—		12.10	22.19	3,054	1.50	10.03	0.08	5

$—	$—		$17.50	2.59	$76,013	1.61	1.61	1.56	22
0.01	—		17.08	8.70	78,367	1.67	1.67	0.57	39
0.09	—		15.84	45.82	83,183	1.69	1.69	0.71	46
—	0.00	(i)	10.88	(47.63)	60,091	1.49	1.49	1.48	47
—	0.00		22.17	16.38	128,224	1.45	1.45	0.79	47
—	0.00		21.50	24.08	112,814	1.49	1.49	0.75	49

—	—		15.51	2.18	5,111	2.36	2.36	0.73	22
0.01	—		15.20	7.93	6,347	2.42	2.42	(0.17)	39
0.09	—		14.12	44.67	9,157	2.44	2.44	0.01	46
—	0.00	(i)	9.76	(48.03)	9,328	2.23	2.23	0.72	47
—	0.00		19.88	15.63	29,770	2.20	2.20	0.06	47
—	0.00		19.51	23.15	33,016	2.25	2.25	0.03	49

—	—		15.41	2.20	11,669	2.36	2.36	0.77	22
0.01	—		15.10	7.91	13,078	2.42	2.42	(0.17)	39
0.09	—		14.03	44.64	13,956	2.44	2.44	(0.03)	46
—	0.00	(i)	9.70	(48.00)	11,010	2.24	2.24	0.73	47
—	0.00		19.81	15.54	26,414	2.20	2.20	0.04	47
—	0.00		19.48	23.14	23,541	2.25	2.25	0.01	49

(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2011 (Unaudited).
(h)	For the period February 26, 2010 (inception) through December 31, 2010.
(i)	Effective June 2, 2008, redemption fees were eliminated.

|  28

Financial Highlights (continued)

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income(b)	Distributions from net realized capital gains (b)	Total distributions (b)

NATIXIS OAKMARK GLOBAL FUND
Class A
6/30/2011(g)	$10.15	$0.04 (h)	$0.16	$0.20	$—	$—	$—
12/31/2010(i)	10.00	(0.00)	0.15	0.15	—	—	—
Class C
6/30/2011(g)	10.16	0.02 (h)	0.14	0.16	—	—	—
12/31/2010(i)	10.00	(0.00)	0.16	0.16	—	—	—
NATIXIS OAKMARK INTERNATIONAL FUND
Class A
6/30/2011(g)	$10.16	$0.13	$0.26	$0.39	$(0.00)	$(0.00)	$(0.00)
12/31/2010(i)	10.00	0.00	0.16	0.16	(0.00)	—	(0.00)
Class C
6/30/2011(g)	10.15	0.12	0.24	0.36	(0.00)	(0.00)	(0.00)
12/31/2010(i)	10.00	(0.00)	0.15	0.15	(0.00)	—	(0.00)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

29  |

				Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$10.35	1.97	(h)	$31,242	1.40	1.78	0.82 (h)	10
10.15	1.50		5,078	1.40	23.55	(0.35)	0	(j)

10.32	1.67	(h)	5,435	2.15	2.48	0.31 (h)	10
10.16	1.50		374	2.15	29.67	(0.32)	0	(j)

$10.55	3.84		$35,238	1.45	1.84	2.42	10
10.16	1.62		5,487	1.45	22.77	0.23	0	(j)

10.51	3.55		11,959	2.20	2.52	2.30	10
10.15	1.52		700	2.20	25.08	(0.08)	0	(j)

(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2011 (Unaudited).
(h)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.03 and less than $0.01 for Class A and Class C shares, respectively, the ratio of net investment income to average net assets would have been 0.58% and 0.02% for Class A and Class C shares, respectively, and total return would have been 1.87% and 1.58% for Class A and Class C shares, respectively.
(i)	For the period December 15, 2010 (inception) through December 31, 2010.
(j)	Amount rounds to less than 1%.

|  30

Notes to Financial Statements

June 30, 2011 (Unaudited)

1.  Organization.  Natixis Funds Trust I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Absolute Asia Dynamic Equity Fund (the “Dynamic Equity Fund”)

Hansberger International Fund (the “International Fund”)

Natixis Oakmark Global Fund

Natixis Oakmark International Fund

Each Fund is a diversified investment company, except for Dynamic Equity Fund, which is a non-diversified investment company.

Each Fund offers Class A and Class C shares. Dynamic Equity Fund also offers Class Y shares. Effective October 12, 2007, Class B shares of International Fund are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in Dynamic Equity Fund’s prospectus.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and subadvisers and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and equity securities for which market quotations are not readily available are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and subadvisers and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued

31  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

utilizing interpolated prices determined from information provided by an independent pricing service. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities may be fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. As of June 30, 2011, the following percentages of the Funds’ total market value of investments were fair valued pursuant to procedures approved by the Board of Trustees:

Fund	Percentage
Dynamic Equity Fund	91%
International Fund	79%
Natixis Oakmark Global Fund	51%
Natixis Oakmark International Fund	90%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

|  32

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of June 30, 2011 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

f.  Dividends and Distributions to Shareholders.   Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as ordinary loss netting to reduce short term capital gains, distributions in excess of earnings, distribution redesignations, foreign currency transactions, non-deductible expenses, gains realized from passive foreign investment companies (“PFICs”) and regulatory settlements. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, securities lending collateral gain/loss adjustments, wash sales, forward foreign currency contract mark to market and PFIC unrealized gains. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2010 was as follows:

	2010 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Dynamic Equity Fund	$30,334	$—	$30,334
International Fund	690,098	—	690,098
Natixis Oakmark International Fund	1,327	—	1,327

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2010, capital loss carryforwards and post-October losses were as follows:

	Dynamic Equity Fund	International Fund	Natixis Oakmark Global Fund	Natixis Oakmark International Fund
Capital loss carryforward: Expires December 31, 2017	$—	$(17,192,025)	$—	$—

Deferred net currency losses (post-October 2010)	$(9)	$—	$(1,111)	$—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

33  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

g.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the six months ended June 30, 2011, none of the Funds had loaned securities under this agreement.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2011, at value:

Dynamic Equity Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Common Stocks	$117,414	$2,995,491	$—	$3,112,905
Short-Term Investments	—	183,695	—	183,695

Total	$117,414	$3,179,186	$—	$3,296,600

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

|  34

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$4,434,068	$—	$4,434,068
Austria	—	517,132	—	517,132
Belgium	—	653,965	—	653,965
Brazil	3,925,986	—	—	3,925,986
Canada	5,234,332	—	—	5,234,332
Chile	525,721	—	—	525,721
China	549,215	9,914,445	—	10,463,660
Denmark	—	1,029,909	—	1,029,909
France	529,082	6,040,192	—	6,569,274
Germany	—	6,485,079	—	6,485,079
Hong Kong	—	781,282	—	781,282
India	1,247,062	—	—	1,247,062
Israel	604,004	—	—	604,004
Italy	—	1,269,104	—	1,269,104
Japan	—	12,179,807	—	12,179,807
Korea	1,267,551	507,531	—	1,775,082
Mexico	1,046,283	—	—	1,046,283
Norway	—	1,398,829	—	1,398,829
Russia	2,795,116	478,452	—	3,273,568
Singapore	—	598,113	—	598,113
South Africa	—	885,835	—	885,835
Spain	—	437,247	—	437,247
Sweden	—	1,659,599	—	1,659,599
Switzerland	—	7,745,543	—	7,745,543
Taiwan	—	1,071,254	—	1,071,254
United Kingdom	655,133	14,585,480	—	15,240,613

Total Common Stocks	18,379,485	72,672,866	—	91,052,351

Preferred Stocks(a)	—	529,672	—	529,672
Exchange Traded Funds(a)	537,097	—	—	537,097
Short-Term Investments	—	615,542	—	615,542

Total	$18,916,582	$73,818,080	$—	$92,734,662

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

A common stock valued at $749,183 was transferred from Level 1 to Level 2 during the six months ended June 30, 2011. At December 31, 2010, the security was valued at the market price in the foreign market in accordance with the Fund’s valuation policies; At June 30, 2011, the security was fair valued due to events occurring after the close of the foreign market but before the close of regular trading on the New York Stock Exchange, using a modeling tool approved by the Board of Trustees.

All transfers are recognized as of the beginning of the reporting period.

35  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Natixis Oakmark Global Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$1,707,174	$—	$1,707,174
France	—	870,518	—	870,518
Germany	—	1,620,145	—	1,620,145
Ireland	511,008	—	—	511,008
Japan	—	7,495,528	—	7,495,528
Spain	—	861,706	—	861,706
Sweden	—	717,649	—	717,649
Switzerland	1,058,688	4,614,561	—	5,673,249
United Kingdom	—	740,614	—	740,614
United States	14,757,272	—	—	14,757,272

Total Common Stocks	16,326,968	18,627,895	—	34,954,863

Short-Term Investments	—	1,486,904	—	1,486,904

Total Investments	16,326,968	20,114,799	—	36,441,767

Forward Foreign Currency Contracts (unrealized appreciation)	—	17,265	—	17,265

Total	$16,326,968	$20,132,064	$—	$36,459,032

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(197,704)	$—	$(197,704)

Natixis Oakmark International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$492,959	$2,218,682	$—	$2,711,641
Canada	356,675	—	—	356,675
France	—	4,179,148	—	4,179,148
Germany	—	2,848,181	—	2,848,181
Ireland	—	499,888	—	499,888
Italy	—	1,318,872	—	1,318,872
Japan	—	11,386,661	—	11,386,661
Korea	—	874,383	—	874,383
Mexico	592,803	—	—	592,803
Netherlands	547,030	2,442,939	—	2,989,969
Spain	—	1,315,600	—	1,315,600
Sweden	—	1,539,111	—	1,539,111
Switzerland	—	10,357,015	—	10,357,015
United Kingdom	500,867	4,218,746	—	4,719,613

Total Common Stocks	2,490,334	43,199,226	—	45,689,560

Short-Term Investments	—	2,117,791	—	2,117,791

Total Investments	2,490,334	45,317,017	—	47,807,351

Forward Foreign Currency Contracts (unrealized appreciation)	—	37,730	—	37,730

Total	$2,490,334	$45,354,747	$—	$47,845,081

|  36

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$ —	$(312,749)	$ —	$(312,749)

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds used during the period include forward foreign currency contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. Certain Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. During the six months ended June 30, 2011, Natixis Oakmark Global Fund and Natixis Oakmark International Fund engaged in forward foreign currency transactions for hedging purposes.

The following is a summary of derivative instruments for Natixis Oakmark Global Fund as of June 30, 2011:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$17,265
Liabilities
Unrealized depreciation on forward foreign currency contracts	(197,704)

Transactions in derivative instruments for Natixis Oakmark Global Fund during the six months ended June 30, 2011 were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$(228,532)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(176,982)

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for Natixis Oakmark International Fund as of June 30, 2011:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$37,730
Liabilities
Unrealized depreciation on forward foreign currency contracts	(312,749)

37  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Transactions in derivative instruments for Natixis Oakmark International Fund during the six months ended June 30, 2011 were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$(392,328)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(271,489)

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

Volume of forwards activity, as a percentage of net assets, for Natixis Oakmark Global Fund and Natixis Oakmark International Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the six months ended June 30, 2011:

Natixis Oakmark Global Fund	Forwards
Average Notional Amount Outstanding	21.56%
Highest Notional Amount Outstanding	24.66%
Lowest Notional Amount Outstanding	18.31%
Notional Amount Outstanding as of June 30, 2011	24.66%

Natixis Oakmark International Fund	Forwards
Average Notional Amount Outstanding	29.57%
Highest Notional Amount Outstanding	38.14%
Lowest Notional Amount Outstanding	20.35%
Notional Amount Outstanding as of June 30, 2011	38.14%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

5.  Purchases and Sales of Securities.  For the six months ended June 30, 2011, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Dynamic Equity Fund	$379,635	$245,597
International Fund	21,107,394	27,245,826
Natixis Oakmark Global Fund	32,084,704	2,690,033
Natixis Oakmark International Fund	42,522,352	3,255,865

|  38

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Over $200 million
Dynamic Equity Fund	1.00%	1.00%
International Fund	0.80%	0.75%
Natixis Oakmark Global Fund	0.80%	0.80%
Natixis Oakmark International Fund	0.85%	0.85%

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

Dynamic Equity Fund	Absolute Asia Asset Management Limited (“Absolute Asia”)
International Fund	Hansberger Global Investors, Inc. (“Hansberger”)
Natixis Oakmark Global Fund	Harris Associates L.P. (“Harris”)
Natixis Oakmark International Fund	Harris

Payments to Natixis Advisors are reduced by the amount of payments to the subadvisers.

Natixis Advisors has given binding undertakings to certain Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2012 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected in the Statements of Assets and Liabilities as receivable from investment adviser.

For the six months ended June 30, 2011, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

Fund	Expense limit as a Percentage of Average Daily Net Assets
	Class A	Class C	Class Y
Dynamic Equity Fund	1.75%	2.50%	1.50%
Natixis Oakmark Global Fund	1.40%	2.15%	—
Natixis Oakmark International Fund	1.45%	2.20%	—

Natixis Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended June 30, 2011, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Dynamic Equity Fund	$ 15,748	$ 15,748	$ —	1.00%	—
International Fund	382,602	—	382,602	0.80%	0.80%
Natixis Oakmark Global Fund	120,934	56,325	64,609	0.80%	0.43%
Natixis Oakmark International Fund	157,655	69,871	87,784	0.85%	0.47%

39  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

[1]	Management fee waivers are subject to possible recovery until December 31, 2012.

For the six months ended June 30, 2011, expenses have been reimbursed as follows:

Fund	Reimbursement[2]
Dynamic Equity Fund	$67,099

[2]	Expense reimbursements are subject to possible recovery until December 31, 2012.

No expenses were recovered during the six months ended June 30, 2011 under the terms of the expense limitation agreement.

Certain officers and directors of Natixis Advisors and its affiliates are also officers or Trustees of the Funds. Natixis Advisors, Absolute Asia, Hansberger and Harris are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the six months ended June 30, 2011, the Funds paid the following service and distribution fees:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C

Dynamic Equity Fund	$104	$—	$47	$—	$142
International Fund	96,988	7,145	15,430	21,435	46,290
Natixis Oakmark Global Fund	33,300	—	4,492	—	13,475
Natixis Oakmark International Fund	37,371	—	8,998	—	26,994

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. Funds that commenced operations prior to July 1, 2011 are subject to a new fund fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers. Dynamic Equity Fund, Natixis Oakmark Global Fund and Natixis Oakmark International Fund were subject to the new fund fee for all or part of the period.

|  40

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

For the six months ended June 30, 2011, each Fund paid the following administrative fees to Natixis Advisors:

Fund	Administrative Fees
Dynamic Equity Fund	$16,413
International Fund	22,202
Natixis Oakmark Global Fund	43,391
Natixis Oakmark International Fund	43,391

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not to exceed what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the six months ended June 30, 2011, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

Fund	Sub-Transfer Agent Fees
Dynamic Equity Fund	$ 115
International Fund	17,198
Natixis Oakmark Global Fund	876
Natixis Oakmark International Fund	2,337

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the six months ended June 30, 2011 were as follows:

Fund	Commissions
Dynamic Equity Fund	$ 3,086
International Fund	20,453
Natixis Oakmark Global Fund	7,106
Natixis Oakmark International Fund	92,051

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

41  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to April 21, 2011, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended June 30, 2011, none of the Funds had borrowings under these agreements.

8.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the six months ended June 30, 2011, amounts rebated under these agreements were as follows:

Fund	Rebates
International Fund	$1,192

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dynamic Equity Fund invests principally in issuers domiciled or principally operating in Asia. Social, political, and economic conditions in one Asian country could significantly affect the markets or economy of the entire region.

10.  Concentration of Ownership.  From time to time, the Funds may have a concentration of several shareholders having a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of June 30, 2011, Natixis US owned shares equating to 94.64%, 69.17% and 54.84% of Dynamic Equity Fund’s, Natixis Oakmark Global Fund’s and Natixis Oakmark International Fund’s net assets, respectively.

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2011		Period Ended December 31, 2010*
Dynamic Equity Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	7,876	$93,153	10,145	$104,638
Issued in connection with the reinvestment of distributions	—	—-	18	220
Redeemed	(415)	(5,068)	(7,772)	(76,792)

Net change	7,461	$88,085	2,391	$28,066

Class C
Issued from the sale of shares	—	$—	4,513	$48,792
Issued in connection with the reinvestment of distributions	—	—	8	95
Redeemed	(964)	(11,000)	(667)	(8,000)

Net change	(964)	$(11,000)	3,854	$40,887

Class Y
Issued from the sale of shares	26,835	$312,700	250,000	$2,500,002
Issued in connection with the reinvestment of distributions	—	—	2,463	29,850
Redeemed	(25,192)	(285,275)	—	—

Net change	1,643	$27,425	252,463	$2,529,852

Increase (decrease) from capital share transactions	8,140	$104,510	258,708	$2,598,805

*	From commencement of operations on February 26, 2010 through December 31, 2010.

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Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

11. Capital Shares (continued).

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
International Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	155,733	$2,723,858	432,998	$6,581,522
Issued in connection with the reinvestment of distributions	2,740	48,412	35,040	586,241
Redeemed	(403,219)	(7,042,931)	(1,133,188)	(17,649,699)

Net change	(244,746)	$(4,270,661)	(665,150)	$(10,481,936)

Class B
Issued from the sale of shares	5,642	$88,135	20,705	$281,485
Issued in connection with the reinvestment of distributions	257	4,031	1,404	20,429
Redeemed	(94,039)	(1,458,820)	(253,159)	(3,483,764)

Net change	(88,140)	$(1,366,654)	(231,050)	$(3,181,850)

Class C
Issued from the sale of shares	20,746	$320,673	118,347	$1,677,813
Issued in connection with the reinvestment of distributions	459	7,158	1,974	28,544
Redeemed	(130,132)	(2,014,298)	(249,135)	(3,444,802)

Net change	(108,927)	$(1,686,467)	(128,814)	$(1,738,445)

Increase (decrease) from capital share transactions	(441,813)	$(7,323,782)	(1,025,014)	$(15,402,231)

	Six Months Ended June 30, 2011		Period Ended December 31, 2010*
Natixis Oakmark Global Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	2,530,037	$25,961,101	500,295	$5,003,001
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(12,334)	(126,407)	—	—

Net change	2,517,703	$25,834,694	500,295	$5,003,001

Class C
Issued from the sale of shares	507,122	$5,274,650	36,864	$373,672
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(17,351)	(175,819)	—	—

Net change	489,771	$5,098,831	36,864	$373,672

Increase (decrease) from capital share transactions	3,007,474	$30,933,525	537,159	$5,376,673

*	From commencement of operations on December 15, 2010 through December 31, 2010.

	Six Months Ended June 30, 2011		Period Ended December 31, 2010*
Natixis Oakmark International Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	2,840,591	$29,245,508	539,938	$5,404,357
Issued in connection with the reinvestment of distributions	85	885	—	—
Redeemed	(40,578)	(417,497)	(1)	(6)

Net change	2,800,098	$28,828,896	539,937	$5,404,351

Class C
Issued from the sale of shares	1,081,841	$11,306,001	68,972	$698,013
Issued in connection with the reinvestment of distributions	23	240	—	—
Redeemed	(13,103)	(136,213)	—	—

Net change	1,068,761	$11,170,028	68,972	$698,013

Increase (decrease) from capital share transactions	3,868,859	$39,998,924	608,909	$6,102,364

*	From commencement of operations on December 15, 2010 through December 31, 2010.

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SEMIANNUAL REPORT

June 30, 2011

CGM Advisor Targeted Equity Fund

Harris Associates Large Cap Value Fund

Natixis Diversified Income Fund

(Formerly Natixis Income Diversified Portfolio)

Natixis U.S. Multi-Cap Equity Fund

(Formerly Natixis U.S. Diversified Portfolio)

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Value Opportunity Fund

Westpeak ActiveBeta® Equity Fund

Management Discussion and Performance page 1

Portfolio of Investments page 44

Financial Statements page 93

CGM ADVISOR TARGETED EQUITY FUND

Management Discussion

Manager:

G. Kenneth Heebner, CFA

Capital Growth Management Limited Partnership

Objective:

Seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the overall U.S. economy

Strategy:

Generally invests in a focused portfolio of common stocks of large-cap companies

Fund Inception:

November 27, 1968

Symbols:

Class A	NEFGX
Class B	NEBGX
Class C	NEGCX
Class Y	NEGYX

Market Conditions

The year 2011 began auspiciously, with the U.S. economy growing at a moderate rate. Midway through the period, however, growth sputtered due to stubbornly high unemployment, a stagnant housing market, higher oil prices, the impact of Japan’s devastating earthquake and tsunami, deadly tornados and historic flooding in the United States and a general lack of consumer confidence. At the tail end of the period, economic growth rebounded somewhat, with expectations for the pace of recovery to pick up over coming quarters.

Performance Results

For the six months ended June 30, 2011, Class A shares of CGM Advisor Targeted Equity Fund returned -3.51% at net asset value. The fund lagged its benchmark, the S&P 500 Index, which returned 6.02%, and the average fund in Morningstar’s Large Growth category, which returned 5.65%, for the same period.

Explanation of Fund Performance

The fund’s exposure to cyclical issues dampened performance for the period. Companies whose profitability, and therefore share prices, track the growth of the wider economy struggled as concerns over global growth mounted.

The fund remained fully invested for the first six months of 2011 in anticipation of continued global growth. While the U.S. economy continued to grow, the pace of the expansion slowed somewhat during the first half of the year. In addition, concerns about the impact of the Greek debt crisis on European nations raised further questions about the future of the global economy.

These challenges caused many of the fund’s economically sensitive stocks to decline during the first half of the year, hurting the fund’s performance. Most notable were losses in Ford Motor Company. Sales of their highly profitable pick-up trucks were hurt by high gasoline prices. The fund sustained another sizeable loss for the period from hotel giant Marriott. Marriott’s share price declined because of fears that sluggish global

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growth would hurt the hotel business. Freeport-McMoRan, one of the world’s largest copper producers and a major gold producer, also proved disappointing. Its share price came under pressure because of fears of a global economic slowdown. Tata Motors, India’s leading truck manufacturer, was another significant detractor from fund performance. The firm recently expanded its product line by acquiring Jaguar-Land Rover, a major producer of premium sedans and SUVs, from Ford Motor Company. Unfortunately, earnings growth at Tata Motors suffered because India tightened its monetary policy. A difficult new car introduction, the Nano, in India also hurt Tata’s earnings. We continued to hold Tata and Ford, but sold Marriott and Freeport-McMoRan before period end.

Although many of the cyclical stocks in the fund lost ground during the period, Baidu, CBS Broadcasting and CSX climbed. These stocks also reflected positive earnings growth and prospects and made positive contributions to performance. Baidu, a major Chinese web services company, and the dominant search engine for the Chinese Internet market, benefited from Internet expansion and the development of the search engine business in China. A new addition to the portfolio, Baidu’s stock price increased as Google, its primary competitor, largely withdrew from the Chinese market. Shares of CBS, a major television network with extensive operations in radio and TV broadcasting, rose as a result of strong increases in advertising pricing throughout its operations. CSX, one of the nation’s leading rail services companies, benefited from increased grain and coal exports and the attendant growth in demand for transport. In addition, the firm benefited from significant pricing flexibility due to the industry’s cost advantage relative to trucks in a rising oil price environment.

Outlook

We believe that the global economy will continue to expand and provide a positive backdrop for well-positioned companies. As always, we will follow a focused investment strategy, emphasizing a smaller number of companies we believe offer superior growth potential.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

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CGM ADVISOR TARGETED EQUITY FUND

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares

June 30, 2001 through June 30, 2011

Average Annual Total Returns — June 30, 2011

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 11/27/68)
NAV	-3.51%	26.26%	4.03%	4.68%
With 5.75% Maximum Sales Charge	-9.07	19.01	2.80	4.06

Class B (Inception 2/28/97)
NAV	-3.90	25.26	3.26	3.90
With CDSC[1]	-8.70	20.26	2.91	3.90

Class C (Inception 9/1/98)
NAV	-3.92	25.26	3.25	3.89
With CDSC[1]	-4.88	24.26	3.25	3.89

Class Y (Inception 6/30/99)
NAV	-3.42	26.57	4.32	5.04

Comparative Performance
S&P 500 Index[2]	6.02	30.69	2.94	2.72
Morningstar Large Growth Fund Avg.[3]	5.65	33.08	4.07	2.24

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

3  |

Fund Composition	% of Net Assets as of 6/30/11
Common Stocks	98.8
Short-Term Investments and Other	1.2
Ten Largest Holdings	% of Net Assets as of 6/30/11
CBS Corp., Class B	6.7
CSX Corp.	6.2
Baidu, Inc., Sponsored ADR	5.6
Citigroup, Inc.	5.4
National Oilwell Varco, Inc.	5.4
EMC Corp.	5.0
Ford Motor Co.	5.0
PNC Financial Services Group, Inc.	5.0
Schlumberger Ltd.	5.0
Occidental Petroleum Corp.	5.0

Five Largest Industries	% of Net Assets as of 6/30/11
Diversified Financial Services	14.2
Energy Equipment & Services	10.4
Machinery	8.6
Health Care Providers & Services	8.6
Oil, Gas & Consumable Fuels	8.0

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio	Net Expense Ratio
A	1.16%	1.16%
B	1.91	1.91
C	1.91	1.91
Y	0.91	0.91

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	S&P 500 Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

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HARRIS ASSOCIATES LARGE CAP VALUE FUND

Management Discussion

Managers:

Edward S. Loeb, CFA

Michael J. Mangan, CFA

Diane L. Mustain, CFA

Harris Associates L.P.

Objective:

Seeks opportunities for long-term capital growth and income

Strategy:

Invests primarily in common stock of large- and mid-cap companies in any industry

Fund Inception:

May 6, 1931

Symbols:

Class A	NEFOX
Class B	NEGBX
Class C	NECOX
Class Y	NEOYX

Market Conditions

Strong momentum, fueled by solid earnings growth, extended the stock market’s upward trend into the first quarter of 2011. The rally stumbled in March, however, on news of Japan’s earthquake and nuclear disaster. Questions also arose about poor jobs data and the durability of the economic recovery, Europe’s sovereign debt crisis and Washington’s budgetary standoff. As a result, stocks backtracked during the spring months before rebounding in the last week of June.

Performance Results

For the six months ended June 30, 2011, Class A shares of Harris Associates Large Cap Value Fund returned 5.39% at net asset value. The fund modestly trailed its benchmark, the Russell 1000 Value Index, which returned 5.92%, and performed nearly in line with the 5.45% average return of funds in its peer group, Morningstar’s Large Blend category.

Explanation of Fund Performance

Most sectors contributed positively to performance, with the biggest gains relative to the Russell index coming from financials. Although disappointing global economic data and the European debt crisis undercut major banks in the portfolio, including JPMorgan Chase, Wells Fargo and Bank of New York Mellon, the fund benefited from having an underweight in the lackluster financials sector. In addition, positive contributors included credit card issuer Discover Financial, which showed strong improvements in delinquency rates, and Franklin Resources, a mutual fund company that experienced good inflows as financial markets improved.

The fund lost ground from security selection in the consumer discretionary sector and an underweight in the strong performing healthcare sector. In consumer discretionary, rising fuel costs ate into results at Carnival Cruise Lines, which has been profitable throughout the economic slowdown and enjoys an exceptionally strong market position. The soft economy also hurt results at Marriott. By contrast, Comcast continued to exploit opportunities arising from its growing links with NBC en route to acquiring the network. Better advertising

5  |

markets and securing of Olympic broadcast rights came amid good cash flows from the core cable business.

Elsewhere, energy stocks improved even as prices retreated late in the period. Williams Companies, a natural gas distributor, and Range Resources, an exploration and production company, benefited from positive expectations for gas prices. Increased demand for gas is likely as EPA regulations force the closing of coal-burning plants.

In the technology sector, MasterCard was a top performer. The company rebounded as investors digested the impact of financial reforms. There were three significant sales in the tech sector. We exited Hewlett- Packard in January on increasing discomfort with new management and the composition of the board. Competitive challenges weakened Cisco’s earnings outlook, and we sold Cisco despite a relatively short investment period. We also sold Microsoft because of some strategic choices that we viewed as dubious and the company’s failure to deploy its massive cash horde to benefit shareholders.

Among more recent acquisitions, a post-tsunami drop in Toyota Motor created an attractive buying opportunity. Toyota’s rebound is exceeding forecasts. Sales potential in China, India and Latin America is robust, and the company is benefiting from reductions in industry capacity in recent years. We also added used car retailer Carmax. Consumers have responded positively to Carmax’s no-haggle, value pricing policy. Profitability is impressive and market share is expanding.

Outlook

Business fundamentals are in good shape despite the current soft spell in the U.S. economy. In addition, we believe that the key concerns that have clouded the markets will resolve themselves before too long. As uncertainty fades, consumer confidence should rebound and help sustain a moderate growth path for the economy. We believe that the portfolio holds a number of dominant businesses whose current valuations understate their potential future value. But expectations remain low, with very little discussion of positive outcomes. This environment restrains prices and opens up potential opportunities for those with a long-term view.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

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HARRIS ASSOCIATES LARGE CAP VALUE FUND

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

June 30, 2001 through June 30, 2011

Average Annual Total Returns — June 30, 20114

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 5/6/31)
NAV	5.39%	30.02%	2.75%	1.87%
With 5.75% Maximum Sales Charge	-0.64	22.57	1.54	1.27

Class B (Inception 9/13/93)
NAV	5.00	29.11	1.99	1.11
With CDSC[1]	0.00	24.11	1.62	1.11

Class C (Inception 5/1/95)
NAV	5.02	29.00	1.99	1.11
With CDSC[1]	4.02	28.00	1.99	1.11

Class Y (Inception 11/18/98)
NAV	5.49	30.43	3.12	2.27

Comparative Performance
Russell 1000 Value Index[2]	5.92	28.94	1.15	3.99
Morningstar Large Blend Fund Avg.[3]	5.45	29.68	2.49	2.68

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

7  |

Fund Composition	% of Net Assets as of 6/30/11
Common Stocks	96.0
Short-Term Investments and Other	4.0

Ten Largest Holdings	% of Net Assets as of 6/30/11
Intel Corp.	5.7
Carnival Corp.	4.1
Wells Fargo & Co.	4.1
Williams Cos., Inc. (The)	4.0
Baxter International, Inc.	3.8
JPMorgan Chase & Co.	3.7
Applied Materials, Inc.	3.5
MasterCard, Inc., Class A	3.5
Comcast Corp., Special Class A	3.4
Boeing Co. (The)	3.3

Five Largest Industries	% of Net Assets as of 6/30/11
Semiconductors & Semiconductor Equipment	12.2
Oil, Gas & Consumable Fuels	11.4
Hotels, Restaurants & Leisure	8.8
Diversified Financial Services	6.9
Media	6.6

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.39%	1.30%
B	2.13	2.05
C	2.14	2.05
Y	1.14	1.05

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

3	Morningstar Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

|  8

NATIXIS DIVERSIFIED INCOME FUND*

Management Discussion

Subadvisors:

AEW Capital Management, L.P.

Loomis, Sayles & Company, L.P.

Objective:

Seeks current income with a secondary objective of capital appreciation

Strategy:

Focuses on fixed-income and equity securities through a diversified portfolio of complementary income-producing investment disciplines from specialized money managers

Inception Date:

November 17, 2005

Symbols:

Class A	IIDPX
Class C	CIDPX

*	Effective August 1, 2011, Natixis Income Diversified Portfolio changed its name to Natixis Diversified Income Fund.

Market Conditions

Momentum in the U.S. financial markets carried over from 2010 into the first months of 2011 before several major global events introduced uncertainty and volatility. In February and March, turmoil in the Middle East and North Africa and natural disasters and a nuclear plant crisis in Japan made investors fearful. In April and May, investors turned their focus to a potential default in Greece, China’s move toward more restrictive monetary policy, weaker U.S. economic data and Washington’s struggle with a rising budget deficit and debt limits. However, in the last week of the quarter, investors managed to shake off their fears as Greece announced an austerity program that gave some hope of resolving its debt crisis, corporate profits remained strong and Congress and the administration continued working to address the nation’s financial woes. Against this backdrop, income-oriented markets outperformed most segments of the equity markets. Real estate investment trusts (REITs) delivered solid returns as did Treasury bonds and Treasury Inflation Protected Securities (TIPS). High yield bonds lost ground as investors grew wary of risk, but managed to eke out a modest positive return by the end of the period.

Performance Results

For the six months ended June 30, 2011, Class A shares of Natixis Diversified Income Fund returned 7.12% at net asset value. The fund outperformed its primary benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 2.72%. The fund’s secondary benchmark returned 6.23% for the period. This benchmark is a blended, unmanaged index composed of 40% Barclays Capital U.S. Aggregate Bond Index, 25% MSCI US REIT Index, 20% Dow Jones Select Dividend Index and 15% Barclays Capital U.S. TIPS Index. The fund’s Morningstar peer group, the Conservative Allocation category, had an average return of 3.83% for the six-month period.

Explanation of Fund Performance

Natixis Diversified Income Fund allows investors to participate in four income-oriented market segments,

9  |

each featuring a different investment discipline. They are:

•

Active Dividend Equity Segment, an indexed portfolio of dividend-paying common stocks, based on the Dow Jones Select Dividend Index, and tracked by Active Investment Advisors (AIA), a division of Natixis Asset Management Advisors, L.P.

•	AEW Diversified REIT Segment, composed of REITs. The segment is managed by AEW Capital Management, LP (“AEW”), a specialist in this income-producing equity field.

•	Loomis Sayles Inflation Protected Securities Segment, a portfolio of TIPS. The segment is managed by Loomis Sayles and Company, L.P. (“Loomis Sayles”).

•	Loomis Sayles Multi-Sector Bond Segment, a portfolio composed of domestic and foreign bonds also managed by Loomis Sayles.

Active Dividend Equity Segment

This segment is designed to replicate the Dow Jones Select Dividend Index by holding substantially all of the securities in the index in the same proportions. The index is composed of 100 of the highest dividend-paying equity securities (other than REITs) in the Dow Jones U.S. Total Market Index – a broad based index designed to represent the total market for U.S. equity securities.

The Dow Jones Select Dividend Index returned 8.39% for the six-month period ended June 30, 2011. At the beginning of the year, utilities made up 34% of the segment, with 15% in industrials and 14% in consumer staples. At the end of the period, utilities remained the most heavily weighted sector, at 35% of the portfolio, followed by a 15% weight in both industrials and consumer staples. During the period, there was one addition and one deletion to the index. In June, BancorpSouth was deleted because of a reduction in its

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

|  10

dividend payment. CMS Energy was added to the index to replace BancorpSouth. These changes were also made in the portfolio.

AEW Diversified REIT Segment

During the six-month period, the U.S. REIT sector posted solid performance, rising more than 10% as measured by the MSCI U.S. REIT Index. Positive performance was fueled largely by continued positive fund flows into the sector and improving prospects for commercial property. Attractive yields also aided sector returns. The segment benefited from solid security selection, particularly among its holdings in the apartment, office, regional mall and storage sectors. However, stock selection in the industrial and hotel sectors detracted from returns. Among the main contributors to the segment’s returns were regional mall REIT Simon Property Group, apartment REIT Equity Residential and office REIT Boston Properties. Host Hotels & Resorts, Starwood Hotels & Resorts Worldwide and First Potomac Realty were the main detractors from the segment’s performance.

REITs have had an impressive performance run against a backdrop of a slowly expanding economy and gradually improving commercial property fundamentals. While we believe that a recovery in REIT business fundamentals will continue and that at least some of that improvement is already reflected in REIT prices, incrementally positive news will likely provide continued support. However, a quick and substantial rise in interest rates looms as a potential risk over the coming months. Higher interest rates would make REIT dividend yields less competitive and would increase borrowing costs. A sustained run of disappointing job growth numbers is another potential risk, because it would indicate that the economy is not growing fast enough to bring vacancy rates down, particularly in the office, industrial and retail property sectors.

Loomis Sayles Inflation Protected Securities Segment

Higher prices for energy and imported goods contributed to mounting inflationary pressures during the six-month period, and TIPS were among the fixed-income market’s top performers. In addition, supply chain disruptions resulting from earthquake-recovery efforts in Japan, combined with renewed sovereign debt concerns in Europe, sparked a flight to quality in May. This benefited U.S. government securities, including TIPS. For the six months ended June 30, 2011, TIPS breakeven rates (the difference in yield between TIPS and traditional Treasuries of the same maturity, and an indication of longer-term inflation expectations) widened, while real yields rallied lower.

In this environment, TIPS contributed favorably to the segment’s performance. Furthermore, a “barbelled” maturity structure (overweighting securities at the short and long ends of the maturity spectrum and underweighting intermediate-term securities) helped overall TIPS performance.

A small allocation to a Temporary Liquidity Guarantee Program (TLGP) bond detracted slightly from performance. (TLGP bonds were created in 2008, when the Federal Deposit Insurance Corporation increased its insurance coverage for depository accounts held at certain financial institutions and also lent its guarantee to short-term bonds issued by financial institutions.)

11  |

Loomis Sayles Multi-Sector Bond Segment

Riskier fixed-income sectors generally outperformed Treasuries during the six-month period. Corporate balance sheets remained strong and earnings continued to beat analyst expectations.

This backdrop, combined with strong security selection, led to favorable results for the investment-grade corporate bond component. In addition, an allocation to high-yield corporates contributed favorably to the segment’s performance, particularly within the technology, communication and consumer cyclical industries. Commodity-linked currencies also continued to perform well, with non-dollar holdings in Brazil, Canada, Australia, New Zealand and Mexico contributing nicely to the segment’s performance.

An allocation to equity-sensitive convertible bonds detracted from performance during the period. These securities mirrored the swings in the stock market, which sold off in May and June. Holdings in the automotive, technology and manufacturing industries suffered the most. In addition, a modest position in commercial mortgage-backed securities (CMBS) weighed on performance, as lower-quality holdings declined during May’s flight to quality.

|  12

NATIXIS DIVERSIFIED INCOME FUND*

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A shares6

November 17, 2005 (inception) through June 30, 2011

Average Annual Total Returns — June 30, 20116

	6 Months	1 Year	5 Years	Since Inception[5]

Class A (Inception 11/17/05)
NAV	7.12%	19.72%	5.90%	6.17%
With 4.50% Maximum Sales Charge	2.31	14.28	4.92	5.30

Class C (Inception 11/17/05)
NAV	6.74	18.87	5.15	5.38
With CDSC[1]	5.74	17.87	5.15	5.38

Comparative Performance
Barclays Capital U.S. Aggregate Bond Index[2]	2.72	3.90	6.52	5.86
Blended Index[3]	6.23	16.73	5.61	5.80
Morningstar Conservative Allocation Fund Avg.[4]	3.83	14.45	4.42	4.35

*	Formerly Natixis Income Diversified Portfolio

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

13  |

Fund Composition	% of Net Assets as of 6/30/2011
Bonds and Notes	47.2
Common Stocks	46.0
Preferred Stocks	1.7
Short-Term Investments and Other	5.1

Largest Holdings	% of Net Assets as of 6/30/2011
Equities
Simon Property Group, Inc.	2.8
Equity Residential	1.9
Boston Properties, Inc.	1.4
AvalonBay Communities, Inc.	1.3
Public Storage	1.3
Fixed-Income
U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032	1.4
UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	1.3
U.S. Treasury Inflation Indexed Note, 1.625%, 1/15/2015	1.3
U.S. Treasury Inflation Indexed Note, 2.500%, 7/15/2016	1.1
Toys R Us, Inc., 7.375%, 10/15/2018	1.0

Five Largest Industries	% of Net Assets as of 6/30/2011
Treasuries	15.4
REITs—Apartments	4.4
REITs—Regional Malls	3.8
REITs—Diversified	3.2
REITs—Office Property	3.2

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.19%	1.19%
C	1.94	1.94

NOTES TO CHARTS

1	Class C share performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Blended Index is an unmanaged, blended index composed of the following weights: 40% Barclays Capital U.S. Aggregate Bond Index, 25% MSCI US REIT Index, 20% Dow Jones Select Dividend Index, and 15% Barclays Capital U.S. TIPS Index. The four indices composing the Blended Index measure, respectively, the performance of investment-grade fixed-income securities, equity REIT securities, dividend-yielding equity securities, and Treasury inflation-protected securities. The weightings of the indices that compose the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above. These rebalancings will not necessarily correspond to the rebalancings of the fund’s investment portfolio, and the relative weightings of the asset classes in the fund will generally differ to some extent from the weightings in the Blended Index.

4	Morningstar Conservative Allocation Fund Average is the average performance without sales charges of funds with similar current investment objectives, as calculated by Morningstar, Inc.

5	The since-inception comparative performance figures shown were calculated from 12/1/05.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

7	Before fee waivers and/or expense reimbursements.

8	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

|  14

NATIXIS U.S. MULTI-CAP EQUITY FUND*

Management Discussion

Subadvisors:

Harris Associates L.P.

Loomis, Sayles & Company, L.P.

Objective:

Seeks long-term growth of capital

Strategy:

Features growth and value investments through a diversified portfolio of complementary equity investment disciplines provided by specialized money managers

Inception Date:

July 7, 1994

Symbols:

Class A	NEFSX
Class B	NESBX
Class C	NECCX
Class Y	NESYX

*	Effective June 1, 2011 Natixis U.S. Diversified Portfolio changed its name to Natixis U.S. Multi-Cap Equity Fund. In addition, Loomis, Sayles & Company replaced BlackRock as the manager of the large-cap segment of the fund.

Market Conditions

Momentum in the U.S. equity markets carried over from 2010 into the first months of 2011 before several major global events led to widespread uncertainty and volatility. Turmoil in the Middle East and North Africa and natural disasters and a nuclear plant crisis in Japan introduced significant fear into U.S. stock markets in February and March. In April and May, investors turned their focus to a potential default in Greece, China’s move toward more restrictive monetary policy, weaker U.S. economic data and Washington’s struggle with a rising budget deficit and debt limits. However, in the last week of the quarter, investors managed to shake off their fears as Greece announced an austerity program that gave some hope of resolving its debt crisis, corporate profits remained strong and stock market valuations had become attractive. The rally that lifted stocks in the final days of the period was broad based across small-, mid- and large-cap stocks. However, small- and midcaps fared somewhat better than large caps, and growth generally outperformed value.

Performance Results

For the six months ended June 30, 2011, Class A shares of Natixis U.S. Multi-Cap Equity Fund returned 7.27% at net asset value. For the same period, the S&P 500 Index returned 6.02%, the S&P MidCap 400 Index returned 8.56% and the Wilshire 4500 Index returned 7.02%. The fund outperformed the 5.65% average return of funds in Morningstar’s Large Growth category.

Explanation of Fund Performance

Each of the fund’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks and strategies:

•	Harris Associates invests primarily in common stocks of large- and mid-cap companies that Harris Associates believes are trading at a substantial discount to their “true business value.”

•	Loomis Sayles manages three segments. One invests in mid-cap growth stocks, one invests in

15  |

large-cap growth stocks, and one focuses on small/mid-cap core stocks. The large-cap growth segment was managed by BlackRock until May 31, 2011.

Harris Associates Segment

Portfolio holdings performed well across most sectors. Among the top names for the period were Discover Financial and Franklin Resources in the financials sector; Rockwell Automation and Northrop Grumman in the industrials sector; and MasterCard and Visa in the technology sector. Discover Financial reported the lowest 30-day delinquency rate in its 25-year history, along with solid quarterly earnings results.

Consumer discretionary holdings were the exception to this positive trend. Carnival, Marriott International and Starwood Hotels & Resorts all lost ground during the period. Carnival was hurt by market concerns about a potential slowdown in leisure travel spending, compounded by rising fuel prices and slower international bookings, which were a result of unrest in the Middle East and Northern Africa. However, Harris Associates believes all these issues are temporary and continues to hold the stock. In the financials sector, Bank of New York Mellon reported soft revenue, due chiefly to lower net interest and income from currency transactions and trading. Wells Fargo’s revenue was weak due primarily to lower net interest income. Harris sold Bank of New York Mellon but held onto Wells Fargo on the belief that improvements are ongoing and the company remains a solid investment.

Loomis Sayles Mid Cap Growth Segment

Strong stock selection, particularly in the consumer discretionary, technology and healthcare sectors, lifted the Mid Cap Growth segment’s performance. In the consumer discretionary sector, top performers included high-end apparel and accessory retailers Lululemon Athletica and Fossil. In the technology sector, the portfolio continued to focus on leading franchises in areas of secular growth, including data mobility, cloud computing and software as a service, which led to

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

|  16

areas of secular growth, including data mobility, cloud computing and software as a service, which led to particularly strong performance in the first calendar quarter. Performance in the healthcare sector was broad-based, with strong results in the biotech, healthcare services and pharmaceuticals industries.

While all sectors made positive contributions to performance, the energy sector was the weakest. The shortfall occurred in the second quarter of 2011 when commodity prices took a downturn. Holdings with above-average sensitivity to changes in oil prices suffered the most. On an individual basis, Finisar, a manufacturer of optical components and subsystems for high-speed communication networks, was among the largest performance detractors. A position in clothing retailer Abercrombie & Fitch also drove down results.

The portfolio used options (bought puts or sold calls) to hedge the stock-specific risks associated with three individual holdings and also purchased calls on one stock to express a directional view. The combined impact of these derivatives was a slight drag on performance.

Loomis Sayles Small/Mid Cap Core Segment

Robust stock selection, combined with a generally defensive posture, led to strong results for the Small/Mid Cap Core segment. In particular, stocks in the technology, consumer discretionary and financial services sectors made the greatest contributions to performance. In terms of individual contributors, WellCare Health Plans, a managed care provider, was among the top performers. The company reported strong earnings during the period and remained upbeat for the rest of the year on improving utilization trends and solid cost controls. Discover Financial Services, a credit card issuer and electronic payments provider, also was among the top performers. The company reported higher-than-expected earnings.

While all sectors made positive contributions to performance during the period, the energy and utilities sectors were the weakest. Individual laggards included commercial bank First Horizon National and energy transportation and storage provider SemGroup. First Horizon declined due to lower expectations for intermediate-term loan growth and credit improvement, and the position was exited. SemGroup reported a modestly disappointing cash-flow outlook and was sold.

Loomis Sayles Large Cap Growth Segment

Effective June 1, 2011, the investment strategy of the fund’s Large Cap Growth segment changed. New portfolio manager Aziz V. Hamzaogullari employs a disciplined, bottom-up approach that seeks to identify high quality stocks offering robust growth potential and attractive valuations.

During the one-month period in which Mr. Hamzaogullari managed the Large Cap Growth segment, performance was hindered by the stock market downturn. From a sector perspective, the technology and healthcare sectors were the largest negative contributors to performance. The consumer discretionary and energy sectors contributed positively to performance.

In terms of individual holdings, positions in Amazon.com, an Internet-based retailer, and Visa, a leading credit card processor, contributed the most to performance. On the negative side, positions in Cisco Systems, a network designer, and FactSet Research, a

17  |

provider of economic and market information to investment companies, were the largest detractors from performance.

BlackRock Segment

During the five months that BlackRock managed the Large Cap Growth segment, financials and healthcare stocks delivered solid performance. In the financials sector, bond rating agency Moody’s was a standout, as the company reported better-than-expected results for the last quarter of 2010 and the first quarter of 2011.

Stock selection in the consumer discretionary, industrials and information technology sectors yielded some disappointing results. In consumer discretionary, rising energy costs hurt General Motors, whose mix of products is currently weighted toward less fuel efficient trucks and sport utility vehicles. Cree, a pioneer in energy efficient LED lighting, fell sharply in January after a disappointing earnings report. General Motors and Cree were sold.

|  18

NATIXIS U.S. MULTI-CAP EQUITY FUND*

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares6

June 30, 2001 through June 30, 2011

Average Annual Total Returns — June 30, 20116

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 7/7/94)
NAV	7.27%	38.39%	5.71%	5.36%
With 5.75% Maximum Sales Charge	1.09	30.45	4.46	4.74
Class B (Inception 7/7/94)
NAV	6.90	37.36	4.93	4.58
With CDSC[1]	1.90	32.36	4.60	4.58
Class C (Inception 7/7/94)
NAV	6.90	37.34	4.92	4.57
With CDSC[1]	5.90	36.34	4.92	4.57
Class Y (Inception 11/15/94)
NAV	7.41	38.74	6.02	5.81
Comparative Performance
S&P 500 Index[2]	6.02	30.69	2.94	2.72
S&P MidCap 400 Index[3]	8.56	39.38	6.60	7.94
Wilshire 4500 Index[4]	7.02	38.97	5.74	7.30
Morningstar Large Growth Fund Avg.[5]	5.65	33.08	4.07	2.24

*	Formerly Natixis U.S. Diversified Portfolio

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

19  |

Fund Composition	% of Net Assets as of 6/30/11
Common Stocks	97.3
Closed End Investment Companies	0.4
Short-Term Investments and Other	2.3
Written Options	(0.0)

Ten Largest Holdings	% of Net Assets as of 6/30/11
Visa, Inc., Class A	1.9
Intel Corp.	1.6
Franklin Resources, Inc.	1.2
Carnival Corp.	1.2
Wells Fargo & Co.	1.2
Wiliams Cos., Inc. (The)	1.1
Amazon.com, Inc.	1.1
Baxter International, Inc.	1.1
JPMorgan Chase & Co.	1.1
Applied Materials, Inc.	1.0

Five Largest Industries	% of Net Assets as of 6/30/11
Oil, Gas & Consumable Fuels	5.5
Semiconductors & Semiconductor Equipment	5.4
IT Services	4.9
Software	4.7
Hotels, Restaurants & Leisure	4.3

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.44%	1.34%
B	2.19	2.09
C	2.19	2.09
Y	1.18	1.09

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	S&P 500 Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equities market.

4	Wilshire 4500 Index is an unmanaged index that measures the performance of U.S. small- and mid-cap stocks.

5	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

7	Before fee waivers and/or expense reimbursements.

8	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

|  20

VAUGHAN NELSON SMALL CAP VALUE FUND

Management Discussion

Managers:

Chris D. Wallis, CFA

Scott J. Weber, CFA

Vaughan Nelson Investment Management, L.P.

Objective:

Seeks capital appreciation

Strategy:

Invests in small-cap companies with a focus on absolute return, using a bottom-up value-oriented investment process

Fund Inception

December 31, 1996

Symbols:

Class A	NEFJX
Class B	NEJBX
Class C Class Y	NEJCX NEJYX

Market Conditions

The market’s trajectory over the past six months – a first-quarter uptrend cut short by a series of headwinds – came amid a business cycle that continues to inch ahead. Turmoil in the Mideast and rising energy prices, Japan’s twin disasters and discouraging jobs and housing data weighed on investors, along with Europe’s sovereign debt crisis. The market’s reversal affected smaller companies more than mid- and large-cap companies. Stocks strengthened modestly in late June as investors began to shed their extreme risk aversion.

Performance Results

For the six months ended June 30, 2011, Class A shares of Vaughan Nelson Small Cap Value Fund returned 6.47% at net asset value. The fund outperformed its benchmark, the Russell 2000 Value Index, which returned 3.77%, and the 6.36% average return of funds in its peer group, Morningstar’s Small Blend category.

Explanation of Fund Performance

Strong results occurred in the energy sector, where stocks climbed in response to growing demand and supply fears engendered by unrest in the Mideast and Northern Africa. We trimmed positions in some of the best performers to take advantage of rising share prices. Among these were natural gas contract driller Unit Corporation and Oil States International, which offers well-site services and products as well as worker accommodations in remote areas. We also reduced the fund’s weight in Brigham Exploration, which operates in the Bakken shale formation of the Williston Basin. However, we did not eliminate any positions.

Aaron’s, a rent-to-own retailer, led the fund’s consumer holdings, the top contributors to relative performance. Aaron’s sales and market share are growing. Shoe manufacturer Wolverine World Wide also contributed to positive performance. The company’s brands are performing well, backlogs are robust, pricing is firm and growth is solid outside the United States. In technology, SRA International, a provider of software and technology services primarily to government entities,

21  |

rose on news of its agreement to be taken private. In the financials sector, pawn shop operator First Cash Financial enjoyed good results in the United States and in Mexico despite legislative threats to its payday loan operations, a diminishing part of the business. The fund was underweight in real estate investment trusts (REITs), a strong contributor to benchmark results, and our choices lagged the group. We had no exposure to health maintenance organizations or senior living providers, which enjoyed a significant first half rally. However, we offset that disadvantage by being well underweight in the weak commercial bank sector.

Among individual detractors, Thompson Creek Metals, a molybdenum miner, faced increased operating costs and unanticipated capital outlays that pressured earnings. We took gains in property and casualty insurer Hanover Group, which disappointed during this period. Corrections Corporation of America, which operates private prisons for federal and state governments, weakened over concerns that budget cuts could hurt its business. We believe that threat is overstated and continue to hold the stock. We increased the fund’s stake in Ohio-based First Merit Bank when shares declined. First Merit enjoys ample excess capital and good management and is seeing pockets of loan growth. It has also acquired some other institutions via FDIC-assisted transactions.

Outlook

We expect neither a double-dip recession nor a sharp economic rebound in the second half of the year. Instead, we think the current sluggish pattern will continue for quite a while, with gross domestic product (GDP) growing at the 1-2% level, which is not enough to help reduce unemployment. These conditions favor research-based stock-specific approaches. As always, we are looking for companies with the potential to grow even in a lackluster economy on the belief that investors will pay more for growth when it is hard to come by.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

Effective July 31, 2009, the Fund was closed to new investors.

|  22

VAUGHAN NELSON SMALL CAP VALUE FUND

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares5

June 30, 2001 through June 30, 2011

Average Annual Total Returns — June 30, 20115

	6 Months	1 Year	5 Years	10 Years	Since Inception[4]

Class A (Inception 12/31/96)
NAV	6.47%	35.03%	8.86%	6.45%	—%
With 5.75% Maximum Sales Charge	0.37	27.27	7.57	5.82	—

Class B (Inception 12/31/96)
NAV	6.07	34.07	8.04	5.66	—
With CDSC[1]	1.07	29.07	7.75	5.66	—

Class C (Inception 12/31/96)
NAV	6.01	34.00	8.03	5.66	—
With CDSC[1]	5.01	33.00	8.03	5.66	—

Class Y (Inception 8/31/06)
NAV	6.57	35.38	—	—	9.79

Comparative Performance
Russell 2000 Value Index[2]	3.77	31.35	2.24	7.53	1.99
Morningstar Small Blend Fund Avg.[3]	6.36	36.82	3.72	6.97	4.24

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

23  |

Fund Composition	% of Net Assets as of 6/30/11
Common Stocks	91.4
Exchange Traded Funds	4.0
Closed End Investment Companies	1.9
Short-Term Investments and Other	2.7

Ten Largest Holdings	% of Net Assets as of 6/30/11
iShares Russell 2000 Value Index Fund	4.0
Silgan Holdings, Inc.	2.6
Phillips-Van Heusen Corp.	2.3
HCC Insurance Holdings, Inc.	2.3
CACI International, Inc., Class A	2.3
Towers Watson & Co., Class A	2.1
Scotts Miracle-Gro Co. (The), Class A	2.0
Oil States International, Inc.	2.0
CNO Financial Group, Inc.	2.0
Teleflex, Inc.	1.9

Five Largest Industries	% of Net Assets as of 6/30/11
Commercial Banks	5.9
Insurance	5.8
Commercial Services & Supplies	5.6
Textiles, Apparel & Luxury Goods	5.1
Capital Markets	4.4

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.43%	1.43%
B	2.18	2.18
C	2.18	2.18
Y	1.18	1.18

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

3	Morningstar Small Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	The since-inception comparative performance figures shown are calculated from 9/1/06.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

|  24

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Management Discussion

Managers:

Dennis G. Alff, CFA

Chris D. Wallis, CFA

Scott J. Weber, CFA

Vaughan Nelson Investment

Management, L.P.

Objective:

Seeks long-term capital appreciation

Strategy:

Invests in medium capitalization companies with a focus on absolute return, using a bottom-up, value-oriented investment process

Fund Inception:

October 31, 2008

Symbols:

Class A	VNVAX
Class C Class Y	VNVCX VNVYX

Market Conditions

Following a strong first quarter, stocks changed direction when Japan’s earthquake and tsunami led to downticks in some industrial production data and disrupted supply chains in autos and other sectors. Adding to uncertainty were turmoil in the Mideast and Northern Africa and its threat to oil supplies, domestic woes that included weak jobs data and a very soft housing market as well as the reemergence of Europe’s sovereign debt crisis. Still, the U.S. economy maintained a weak growth trend and stocks were recovering as the period ended.

Performance Results

For the six months ended June 30, 2011, Class A shares of Vaughan Nelson Value Opportunity Fund returned 11.25% at net asset value. The fund significantly outperformed its benchmark, the Russell Midcap Value Index, which returned 6.69%, and the 7.08% return of funds in its peer group, Morningstar’s Mid-Cap Blend category.

Explanation of Fund Performance

Most of the fund’s outperformance is traceable to good stock selection. We took advantage of higher prices to trim energy holdings as rising oil prices drove shares higher. El Paso Energy stood out, as investors welcomed the decision to split the company into two entities in hopes of enhancing shareholder value. Although we significantly reduced exposure to energy companies, the fund’s weight remains near that of the benchmark. We also recorded gains in utilities when valuations rose, but this move proved premature as stocks in the sector continued to move higher.

Valeant Pharmaceuticals was a major contributor to positive performance. Valeant has grown quickly, thanks to its strategy of acquiring drug makers that lack resources to market and distribute their FDA-approved drugs in order to realize their full sales potential. These acquisitions also give Valeant access to future drug development through the research capacity that comes with the acquired companies. In technology, Altera and Avago Technologies rose thanks to the growth in

25  |

wireless applications and smartphones that utilize their specialized semiconductors.

Among consumer issues, Hansen Natural’s leadership position in energy drinks helped boost earnings. Hansen, maker of a variety of beverages, is generating strong growth as it expands internationally. Ralcorp, which markets private label grocery products and owns the Post Cereal brand, received an unsolicited buyout offer. Ralcorp declined the offer but rumors of other potential suitors have buoyed the stock. Broadcaster CBS enjoyed good results thanks to attractive content, improving ad revenues and firmer pricing. CBS is also garnering greater revenues from recurring sources such as license fees and subscriptions.

By contrast, Collective Brands disappointed. Collective owns the Payless shoe chain and wholesales other brands. Positioning at the lower end of the price scale made Collective vulnerable to a range of retail pressures, including high gasoline costs and severe weather that kept consumers away. We continue to hold this stock. Skyworks Solutions was another laggard, as it weakened on unconfirmed reports of possible share loss in Apple products. In our view, the current valuation of Skyworks reflects these risks and we continue to hold this stock based on its superior product line. A new position in Navistar, manufacturer of International brand trucks, detracted from results due to disappointing earnings from margin pressure, but we anticipate improved margins going forward with rising truck demand.

Outlook

We expect neither a double-dip recession nor a sharp economic rebound in the second half of the year. Instead, we think the current sluggish pattern will continue for quite a while with GDP growing at the 1-2% level, which is not enough to help reduce unemployment. These conditions favor research-based, stock-specific approaches. As always, we are looking for good companies with potential to grow even in a lackluster economy on the belief that investors will pay more for growth at a time when it is hard to come by.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

|  26

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares5

October 31, 2008 (inception) through June 30, 2011

Average Annual Total Returns — June 30, 20115

	6 Months	1 Year	Since Inception[4]

Class A (Inception 10/31/08)
NAV	11.25%	43.33%	21.45%
With 5.75% Maximum Sales Charge	4.86	35.14	18.78

Class C (Inception 10/31/08)
NAV	10.80	42.24	20.56
With CDSC[1]	9.80	41.24	20.56

Class Y (Inception 10/31/08)
NAV	11.35	43.56	21.76

Comparative Performance
Russell Midcap Value Index[2]	6.69	34.28	21.58
Morningstar Mid-Cap Blend Fund Avg.[3]	7.08	35.49	21.88
Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

27  |

Fund Composition	% of Net Assets as of 6/30/11
Common Stocks	92.6
Closed End Investment Companies	1.4
Short-Term Investments and Other	6.0

Ten Largest Holdings	% of Net Assets as of 6/30/11
CBS Corp., Class B	2.4
Towers Watson & Co., Class A	2.4
Crown Holdings, Inc.	2.4
Celanese Corp., Series A	2.3
Nuance Communications, Inc.	2.3
Reinsurance Group of America, Inc., Class A	2.3
Jarden Corp.	2.0
International Flavors & Fragrances, Inc.	1.9
Life Technologies Corp.	1.9
Avago Technologies Ltd.	1.8

Five Largest Industries	% of Net Assets as of 6/30/11
Machinery	8.0
Chemicals	7.7
Insurance	6.9
Capital Markets	5.5
Software	4.8

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.71%	1.42%
C	2.48	2.17
Y	1.45	1.17

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	Russell Midcap Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

3	Morningstar Mid-Cap Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	The since-inception comparative performance figures shown are calculated from 11/1/08.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

|  28

WESTPEAK ACTIVEBETA® EQUITY FUND

Management Discussion

Manager:

Khalid Ghayur, CFA

Stephen C. Platt, CFA

Westpeak Global Advisors, L.P.

Objective:

Seeks long-term growth of capital.

Strategy:

Invests primarily in equity securities of large- and mid-cap U.S. companies.

Fund Inception:

July 30, 2010

Symbols:

Class A WABAX

Class C WABCX

Class Y WABYX

Market Conditions

The first half of 2011 was a choppy ride for equity investors. After rising more than 7.0% between the end of 2010 and mid-February, the S&P 500 Index essentially gave back all of those gains and then recovered twice, finishing with a 6.02% net gain at the mid-year mark. The volatility of the market was largely the result of mixed macroeconomic reports, which caused investors to be uncertain about the strength of the economic recovery. The economy expanded modestly in the first quarter even as weakness persisted in the housing markets. However, the Federal Reserve Board eventually lowered its full-year forecast for the growth in gross domestic product, from 3.2% to 2.8%, citing prolonged difficulties resulting from the financial crisis. The available evidence suggests that consumer spending continues to be constrained by high levels of household debt.

Performance Results

For the six months ended June 30, 2011, Class A shares of Westpeak ActiveBeta® Equity Fund returned 6.02% at net asset value. The fund performed precisely in line with its benchmark, the S&P 500 Index, which also returned 6.02%, and outperformed the 5.45% average return of funds in its peer group, the Morningstar Large Blend category.

Explanation of Fund Performance

The fund is equally divided between a value-based portfolio and a momentum-based portfolio. As a result, performance for any given period depends on the relative contributions of these two market segments. During the first quarter of the year, when stocks as a whole were rising, both the value and the momentum components outperformed the S&P 500 Index. The reverse was true during the second quarter, during which time the S&P 500 hovered just above breakeven. Both value and momentum produced negative returns for the second quarter, with value stocks giving up greater ground in an environment of economic uncertainty. However, the fund completed the six-month period in positive territory.

29  |

The fund’s performance relative to its benchmark was aided by its underweight position in financial and healthcare stocks, both of which underperformed during the six-month period. The fund’s commitment to each of these sectors is several percentage points lower than that sector’s weight within the benchmark. The fund’s overweight position in the consumer discretionary sector also enhanced performance because of a rebound during the latter half of the period. On the negative side, the fund was hurt by its overweight position in the information technology sector. This sector is the biggest component of the S&P 500 and the fund, and it lagged the broader market during the period, especially during the second quarter. The energy sector also underperformed during the second quarter. Energy stocks were overweighted within the value component of the fund during this time, and that was a drag on relative performance.

Outlook

Although the pace of economic recovery during the first half of 2011 was slower than expected, some of this sluggishness reflected temporary factors, including the supply chain disruptions associated with the tragic events in Japan in March. Higher food and energy prices also had a dampening effect on consumer spending. We expect the economy, as well as the U.S. equity markets, to be on firmer ground in the second half of the year, barring any unforeseen events.

Independent of the precise trajectory of the economy, the fund’s strategy will be to add incremental returns by its balance of value and momentum strategies. Both strategies are capable of providing superior returns over the long term, but because value and momentum stocks tend to be negatively correlated, we believe that a 50-50 combination provides the investor with diversification and a cushion of protection should either strategy fall out of investor favor in the short term.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

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WESTPEAK ACTIVEBETA® EQUITY FUND

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provides a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares5

July 30, 2010 (Inception) through June 30, 2011

Total Returns — June 30, 20115

	6 Months	Since Inception[4]

Class A (Inception 7/30/10)
NAV	6.02%	21.16%
With 5.75% Maximum Sales Charge	-0.04	14.20

Class C (Inception 7/30/10)
NAV	5.67	20.41
With CDSC[1]	4.67	19.41

Class Y (Inception 7/30/10)
NAV	6.20	21.48

Comparative Performance
S&P 500 Index[2]	6.02	22.13
Morningstar Large Blend Fund Avg.[3]	5.45	21.38

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

31  |

Fund Composition	% of Net Assets as of 6/30/11
Common Stocks	99.7
Other Assets less Liabilities	0.3

Ten Largest Holdings	% of Net Assets as of 6/30/11
ExxonMobil Corp.	3.3
Apple, Inc.	2.2
Chevron Corp.	2.0
General Electric Co.	1.8
International Business Machines Corp.	1.7
Pfizer, Inc.	1.5
ConocoPhillips	1.3
AT&T, Inc.	1.3
JPMorgan Chase & Co.	1.1
Microsoft	1.1

Five Largest Industries	% of Net Assets as of 6/30/11
Oil, Gas & Consumable Fuels	11.3
Health Care Providers & Services	4.8
Software	4.3
Computer & Peripherals	4.2
Media	3.9

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	2.23%	1.20%
C	2.98	1.95
Y	1.98	0.95

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	S&P 500 Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	Morningstar Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	The since-inception comparative performance figures shown are calculated from 8/1/10.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

|  32

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and other expenses. Visit ga.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ga.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public

Reference Room may be obtained by calling 800-SEC-0330.

33  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from January 1, 2011 through June 30, 2011. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  34

CGM ADVISOR TARGETED EQUITY FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
Class A
Actual	$1,000.00	$964.90	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.56
Class B
Actual	$1,000.00	$961.00	$9.04
Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$9.30
Class C
Actual	$1,000.00	$960.80	$9.04
Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$9.30
Class Y
Actual	$1,000.00	$965.80	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.53	$4.31

*	Expenses are equal to the Fund’s annualized expense ratio: 1.11%, 1.86%, 1.86% and 0.86% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

HARRIS ASSOCIATES LARGE CAP VALUE FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
Class A
Actual	$1,000.00	$1,053.90	$6.62
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51
Class B
Actual	$1,000.00	$1,050.00	$10.42
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.24
Class C
Actual	$1,000.00	$1,050.20	$10.42
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.24
Class Y
Actual	$1,000.00	$1,054.90	$5.35
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26

*	Expenses are equal to the Fund’s annualized expense ratio: 1.30%, 2.05%, 2.05% and 1.05% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

35  |

NATIXIS DIVERSIFIED INCOME FUND**	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
Class A
Actual	$1,000.00	$1,071.20	$5.85
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.71
Class C
Actual	$1,000.00	$1,067.40	$9.69
Hypothetical (5% return before expenses)	$1,000.00	$1,015.42	$9.44

*	Expenses are equal to the Fund’s annualized expense ratio: 1.14% and 1.89% for Class A and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

**	Formerly Natixis Income Diversified Portfolio.

NATIXIS U.S. MULTI-CAP EQUITY FUND**	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 - 6/30/2011
Class A
Actual	$1,000.00	$1,072.70	$7.04
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$6.85
Class B
Actual	$1,000.00	$1,069.00	$10.93
Hypothetical (5% return before expenses)	$1,000.00	$1,014.23	$10.64
Class C
Actual	$1,000.00	$1,069.00	$10.88
Hypothetical (5% return before expenses)	$1,000.00	$1,014.28	$10.59
Class Y
Actual	$1,000.00	$1,074.10	$5.76
Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.61

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.37%, 2.13%, 2.12% and 1.12% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

**	Formerly Natixis U.S. Diversified Portfolio.

|  36

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
Class A
Actual	$1,000.00	$1,064.70	$6.91
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76
Class B
Actual	$1,000.00	$1,060.70	$10.73
Hypothetical (5% return before expenses)	$1,000.00	$1,014.38	$10.49
Class C
Actual	$1,000.00	$1,060.10	$10.73
Hypothetical (5% return before expenses)	$1,000.00	$1,014.38	$10.49
Class Y
Actual	$1,000.00	$1,065.70	$5.63
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51

*	Expenses are equal to the Fund’s annualized expense ratio: 1.35%, 2.10%, 2.10% and 1.10% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

VAUGHAN NELSON VALUE OPPORTUNITY FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 - 6/30/2011
Class A
Actual	$1,000.00	$1,112.50	$7.33
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00
Class C
Actual	$1,000.00	$1,108.00	$11.24
Hypothetical (5% return before expenses)	$1,000.00	$1,014.13	$10.74
Class Y
Actual	$1,000.00	$1,113.50	$6.03
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

*	Expenses are equal to the Fund’s annualized expense ratio: 1.40%, 2.15% and 1.15%, for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

37  |

WESTPEAK ACTIVEBETA® EQUITY FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
Class A
Actual	$1,000.00	$1,060.20	$6.13
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01
Class C
Actual	$1,000.00	$1,056.70	$9.94
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$9.74
Class Y
Actual	$1,000.00	$1,062.00	$4.86
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95% and 0.95%, for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

|  38

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory and sub-advisory agreements (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment advisers and sub-advisers (collectively, the “Advisers”) believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory and sub-advisory fees, if any, and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Advisers and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Advisers and (v) information obtained through the completion of a questionnaire by the Advisers (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) each Adviser’s financial results and/or financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Advisers’ respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things,

39  |

an internal performance rating for each Fund (and segment, in the case of Funds managed by multiple sub-advisers) based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its category. The portfolio management team for each Fund or other representatives of the Advisers make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2011. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates.

The Trustees considered not only the advisory services provided by the Advisers to the Funds, but also the monitoring and oversight services provided by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) with respect to sub-advised Funds. They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

|  40

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement(s) relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group and/or category for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s performance, although lagging in certain recent periods, was stronger over the long term; (3) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups; and (4) that the Fund had a limited operating history.

The Trustees also considered each Adviser’s performance and reputation generally, the performance of the fund family generally (as noted by certain financial publications), and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and sub-advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Advisers to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that, as of December 31, 2010, six of the seven Natixis Equity Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed, if any, by the Advisers under these caps. The Trustees noted that several Funds had total advisory fee rates that were above the median of a peer group of funds. The Trustees considered the circumstances that accounted for such relatively higher fees. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund’s advisory fee rate was only slightly above its peer group median; (2) that although the Fund’s advisory fee rate was above its peer group median, it is subject to an

41  |

expense cap which resulted in the reduction of the advisory fee; and (3) that the Fund’s investment discipline was capacity restrained. The Trustees also noted that although the Natixis U.S. Multi-Cap Equity Fund’s advisory fees were above the median of a peer group of funds, that difference is due at least in part to the fact that the Fund employs a more complex multiple manager structure, whereas its peer group consists of mostly large cap growth strategies. Furthermore, the Trustees noted that effective June 1, 2011, the investment advisory fee, sub-investment advisory fee and expense cap were reduced for the Fund.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Advisers had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that three Funds had breakpoints in their advisory fees and that the remaining four Funds were subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Funds.

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•

The nature, quality, cost and extent of administrative and shareholder services performed by the Advisers and their affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of affiliated Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	Plans for maintaining continuity of portfolio management where that was thought to be a potential issue.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2012.

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Portfolio of Investments – as of June 30, 2011 (Unaudited)

CGM Advisor Targeted Equity Fund

Shares	Description	Value (†)

Common Stocks — 98.8% of Net Assets
	Air Freight & Logistics — 3.5%
320,000	FedEx Corp.	$30,352,000

	Automobiles — 5.0%
3,120,000	Ford Motor Co.(b)	43,024,800

	Commercial Banks — 5.0%
720,000	PNC Financial Services Group, Inc.	42,919,200

	Computers & Peripherals — 5.0%
1,570,000	EMC Corp.(b)	43,253,500

	Diversified Financial Services — 14.2%
1,120,000	Citigroup, Inc.	46,636,800
980,000	JPMorgan Chase & Co.	40,121,200
900,000	Moody’s Corp.	34,515,000

		121,273,000

	Energy Equipment & Services — 10.4%
590,000	National-Oilwell Varco, Inc.	46,143,900
495,000	Schlumberger Ltd.	42,768,000

		88,911,900

	Health Care Providers & Services — 8.6%
740,000	UnitedHealth Group, Inc.	38,169,200
450,000	WellPoint, Inc.	35,446,500

		73,615,700

	Insurance — 3.2%
620,000	MetLife, Inc.	27,199,400

	Internet Software & Services — 5.6%
345,000	Baidu, Inc., Sponsored ADR(b)	48,344,850

	Machinery — 8.6%
380,000	Cummins, Inc.	39,326,200
1,536,600	Tata Motors Ltd., Sponsored ADR	34,588,866

		73,915,066

	Media — 6.7%
2,000,000	CBS Corp., Class B	56,980,000

	Multiline Retail — 4.8%
1,400,000	Macy’s, Inc.	40,936,000

	Oil, Gas & Consumable Fuels — 8.0%
250,000	Chevron Corp.	25,710,000
410,000	Occidental Petroleum Corp.	42,656,400

		68,366,400

	Road & Rail — 6.2%
2,040,000	CSX Corp.	53,488,800

	Textiles, Apparel & Luxury Goods — 4.0%
530,000	Coach, Inc.	33,882,900

	Total Common Stocks (Identified Cost $818,105,916)	846,463,516

See accompanying notes to financial statements.

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Portfolio of Investments – as of June 30, 2011 (Unaudited)

CGM Advisor Targeted Equity Fund – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 1.7%
$14,000,000	American Express Credit Corp., Commercial Paper, 0.030%, 7/01/2011	$14,000,000
608,293	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2011 at 0.000% to be repurchased at $608,293 on 7/01/2011 collateralized by $615,000 Federal Home Loan Mortgage Corp., 3.000% due 8/11/2017 valued at $623,456 including accrued interest (Note 2 of Notes to Financial Statements)	608,293

	Total Short-Term Investments (Identified Cost $14,608,293)	14,608,293

	Total Investments — 100.5% (Identified Cost $832,714,209)(a)	861,071,809
	Other assets less liabilities — (0.5)%	(4,065,109)

	Net Assets — 100.0%	$857,006,700

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2011, the net unrealized appreciation on investments based on a cost of $832,714,209 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$57,928,531
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(29,570,931)

	Net unrealized appreciation	$28,357,600

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

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Portfolio of Investments – as of June 30, 2011 (Unaudited)

CGM Advisor Targeted Equity Fund – (continued)

Industry Summary at June 30, 2011 (Unaudited)

Diversified Financial Services	14.2%
Energy Equipment & Services	10.4
Machinery	8.6
Health Care Providers & Services	8.6
Oil, Gas & Consumable Fuels	8.0
Media	6.7
Road & Rail	6.2
Internet Software & Services	5.6
Computers & Peripherals	5.0
Automobiles	5.0
Commercial Banks	5.0
Multiline Retail	4.8
Textiles, Apparel & Luxury Goods	4.0
Air Freight & Logistics	3.5
Insurance	3.2
Short-Term Investments	1.7

Total Investments	100.5
Other assets less liabilities	(0.5)

Net Assets	100.0%

See accompanying notes to financial statements.

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Portfolio of Investments – as of June 30, 2011 (Unaudited)

Harris Associates Large Cap Value Fund

Shares	Description	Value (†)

Common Stocks — 96.0% of Net Assets
	Aerospace & Defense — 5.2%
63,600	Boeing Co. (The)	$4,701,948
15,800	General Dynamics Corp.	1,177,416
20,600	Northrop Grumman Corp.	1,428,610

		7,307,974

	Air Freight & Logistics — 2.2%
32,000	FedEx Corp.	3,035,200

	Automobiles — 1.7%
28,700	Toyota Motor Corp., Sponsored ADR	2,365,454

	Capital Markets — 3.3%
35,800	Franklin Resources, Inc.	4,700,182

	Commercial Banks — 4.1%
203,900	Wells Fargo & Co.	5,721,434

	Commercial Services & Supplies — 2.6%
118,500	Republic Services, Inc.	3,655,725

	Consumer Finance — 0.8%
43,150	Discover Financial Services	1,154,262

	Diversified Financial Services — 6.9%
15,200	CME Group, Inc., Class A	4,432,168
128,200	JPMorgan Chase & Co.	5,248,508

		9,680,676

	Electrical Equipment — 2.0%
32,900	Rockwell Automation, Inc.	2,854,404

	Energy Equipment & Services — 4.1%
39,000	National-Oilwell Varco, Inc.	3,050,190
43,100	Transocean Ltd.	2,782,536

		5,832,726

	Food & Staples Retailing — 1.0%
33,200	Walgreen Co.	1,409,672

	Health Care Equipment & Supplies — 6.2%
90,700	Baxter International, Inc.	5,413,883
87,000	Medtronic, Inc.	3,352,110

		8,765,993

	Hotels, Restaurants & Leisure — 8.8%
154,600	Carnival Corp.	5,817,598
82,300	Marriott International, Inc., Class A	2,920,827
28,900	McDonald’s Corp.	2,436,848
21,700	Starwood Hotels & Resorts Worldwide, Inc.	1,216,068

		12,391,341

	Household Products — 1.6%
26,600	Colgate-Palmolive Co.	2,325,106

See accompanying notes to financial statements.

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Portfolio of Investments – as of June 30, 2011 (Unaudited)

Harris Associates Large Cap Value Fund – (continued)

Shares	Description	Value (†)

	Independent Power Producers & Energy Traders — 0.8%
69,300	Calpine Corp.(b)	$1,117,809

	Insurance — 2.2%
103,700	Allstate Corp. (The)	3,165,961

	IT Services — 6.3%
16,200	MasterCard, Inc., Class A	4,881,708
48,000	Visa, Inc., Class A	4,044,480

		8,926,188

	Machinery — 3.9%
11,700	Caterpillar, Inc.	1,245,582
74,900	Illinois Tool Works, Inc.	4,231,101

		5,476,683

	Media — 6.6%
198,700	Comcast Corp., Special Class A	4,814,501
62,900	Omnicom Group, Inc.	3,029,264
37,200	Walt Disney Co. (The)	1,452,288

		9,296,053

	Oil, Gas & Consumable Fuels — 11.4%
31,500	Apache Corp.	3,886,785
61,100	Range Resources Corp.	3,391,050
69,800	Ultra Petroleum Corp.(b)	3,196,840
185,300	Williams Cos., Inc. (The)	5,605,325

		16,080,000

	Semiconductors & Semiconductor Equipment — 12.2%
376,100	Applied Materials, Inc.	4,893,061
362,400	Intel Corp.	8,030,784
130,700	Texas Instruments, Inc.	4,290,881

		17,214,726

	Specialty Retail — 1.2%
50,200	CarMax, Inc.(b)	1,660,114

	Textiles, Apparel & Luxury Goods — 0.9%
13,500	NIKE, Inc., Class B	1,214,730

	Total Common Stocks (Identified Cost $118,438,034)	135,352,413

Principal Amount
Short-Term Investments — 3.4%
$4,762,475	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2011 at 0.000% to be repurchased at $4,762,475 on 7/01/2011, collateralized by $4,795,000 Federal Home Loan Mortgage Corp., 3.000% due 8/11/2017 valued at $4,860,931 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $4,762,475)	4,762,475

See accompanying notes to financial statements.

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Portfolio of Investments – as of June 30, 2011 (Unaudited)

Harris Associates Large Cap Value Fund – (continued)

	Description	Value (†)

	Total Investments — 99.4% (Identified Cost $123,200,509)(a)	$140,114,888
	Other assets less liabilities — 0.6%	879,811

	Net Assets — 100.0%	$140,994,699

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2011, the net unrealized appreciation on investments based on a cost of $123,200,509 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$19,455,548
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,541,169)

	Net unrealized appreciation	$16,914,379

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at June 30, 2011 (Unaudited)

Semiconductors & Semiconductor Equipment	12.2%
Oil, Gas & Consumable Fuels	11.4
Hotels, Restaurants & Leisure	8.8
Diversified Financial Services	6.9
Media	6.6
IT Services	6.3
Health Care Equipment & Supplies	6.2
Aerospace & Defense	5.2
Energy Equipment & Services	4.1
Commercial Banks	4.1
Machinery	3.9
Capital Markets	3.3
Commercial Services & Supplies	2.6
Insurance	2.2
Air Freight & Logistics	2.2
Electrical Equipment	2.0
Other Investments, less than 2% each	8.0
Short-Term Investments	3.4

Total Investments	99.4
Other assets less liabilities	0.6

Net Assets	100.0%

See accompanying notes to financial statements.

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Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund*

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 47.2% of Net Assets
Non-Convertible Bonds — 44.7%
	ABS Home Equity — 0.1%
$25,000	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 5.103%, 5/25/2035	$20,682
15,756	Indymac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.506%, 7/25/2045(b)	10,192
25,000	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M2, 0.656%, 6/25/2035(b)	14,168
14,553	WaMu Mortgage Pass Through Certificates, Series 2006-AR17, Class 1A1A, 1.088%, 12/25/2046(b)	10,064

		55,106

	ABS Other — 0.0%
23,491	Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A	23,847

	Airlines — 1.4%
34,283	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 1/02/2021	39,597
41,190	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	44,073
14,205	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	14,613
894,828	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	884,010

		982,293

	Automotive — 1.0%
115,000	Cummins, Inc., 7.125%, 3/01/2028	128,934
40,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	38,200
480,000	Harley-Davidson Funding Corp., 6.800%, 6/15/2018, 144A	542,493

		709,627

	Banking — 2.5%
200,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	184,670
105,000	Citigroup, Inc., 5.875%, 2/22/2033	98,711
25,000	Citigroup, Inc., 6.000%, 10/31/2033	23,909
20,000	Citigroup, Inc., 6.125%, 8/25/2036	19,221
437,254	HSBC Bank USA, Zero Coupon, 11/28/2011, 144A	429,558
3,339,258,780	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A, (IDR)	373,508
100,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	93,760
100,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	96,566

110,000	Morgan Stanley, 5.500%, 7/24/2020	111,341
100,000	Morgan Stanley, 5.750%, 1/25/2021	101,183
100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	109,240
25,000	National Australia Bank Ltd., 6.500%, 11/05/2015, (AUD)	26,815

		1,668,482

	Building Materials — 1.0%
170,000	Masco Corp., 5.850%, 3/15/2017	169,147
30,000	Masco Corp., 6.500%, 8/15/2032	26,892

See accompanying notes to financial statements.

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Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Principal Amount (‡)	Description	Value (†)

	Building Materials — continued
$10,000	Masco Corp., 7.750%, 8/01/2029	$9,933
525,000	USG Corp., 6.300%, 11/15/2016	462,000
10,000	USG Corp., 9.750%, 1/15/2018	9,850

		677,822

	Chemicals — 0.3%
200,000	Hercules, Inc., 6.500%, 6/30/2029	169,000
55,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	55,961

		224,961

	Collateralized Mortgage Obligations — 0.5%
23,699	American Home Mortgage Investment Trust, Series 2004-3, Class 3A, 2.230%, 10/25/2034(b)	18,652
17,720	Banc of America Mortgage Securities, Inc., Series 2005-A, Class 2A1, 2.880%, 2/25/2035(b)	15,292
12,420	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 2A, 2.575%, 7/25/2034(b)	10,481
27,130	Indymac Index Mortgage Loan Trust, Series 2005-AR1, Class 3A1, 2.633%, 3/25/2035(b)	22,310
29,784	Indymac Index Mortgage Loan Trust, Series 2005-AR3, Class 4A1, 4.942%, 4/25/2035(b)	23,533
86,269	MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 4A1, 2.921%, 12/25/2034(b)	71,062
43,181	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 2.631%, 3/25/2035(b)	37,523
63,797	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.346%, 1/25/2047(b)	36,688
24,136	Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 1A1, 0.466%, 11/25/2035(b)	20,569
75,000	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	66,324
20,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	19,963

		342,397

	Commercial Mortgage-Backed Securities — 1.4%
265,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	280,913
200,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	218,224
200,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.557%, 11/10/2046, 144A(b)	170,220
25,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.867%, 12/10/2049	22,859
25,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.800%, 8/10/2045(b)	21,985
100,000	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.800%, 8/12/2045, 144A(b)	99,740
125,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.466%, 2/15/2044, 144A(b)	109,872

		923,813

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Principal Amount (‡)	Description	Value (†)

	Consumer Products — 0.1%
$75,000	Fortune Brands, Inc., 5.875%, 1/15/2036	$71,169

	Electric — 0.6%
120,000	Calpine Corp., 7.500%, 2/15/2021, 144A	122,400
100,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	85,672
115,000,000	Emgesa SA ESP, 8.750%, 1/25/2021, 144A, (COP)	69,910
88,000,000	Empresas Publicas de Medellin ESP, 8.375%, 2/01/2021, 144A, (COP)	51,924
20,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)(h)	7,800
35,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	34,388
135,000	TXU Corp., Series Q, 6.500%, 11/15/2024	67,500

		439,594

	Food & Beverage — 0.1%
50,000	Viterra, Inc., 6.406%, 2/16/2021, 144A, (CAD)	54,814

	Government Guaranteed — 0.3%
170,000	Citigroup Funding, Inc., (FDIC insured), 1.875%, 10/22/2012	173,306

	Government Owned — No Guarantee — 0.4%
320,000	DP World Ltd., 6.850%, 7/02/2037, 144A	305,600

	Healthcare — 1.9%
25,000	HCA, Inc., 7.050%, 12/01/2027	21,687
5,000	HCA, Inc., 7.500%, 12/15/2023	4,713
460,000	HCA, Inc., 7.500%, 11/06/2033	416,300
310,000	HCA, Inc., 7.690%, 6/15/2025	289,850
20,000	HCA, Inc., 8.360%, 4/15/2024	19,900
135,000	HCA, Inc., MTN, 7.580%, 9/15/2025	125,550
30,000	HCA, Inc., MTN, 7.750%, 7/15/2036	27,450
345,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	362,177

		1,267,627

	Home Construction — 1.0%
125,000	KB Home, 6.250%, 6/15/2015	119,375
105,000	KB Home, 7.250%, 6/15/2018	94,894
80,000	Pulte Group, Inc., 6.000%, 2/15/2035	62,400
470,000	Pulte Group, Inc., 6.375%, 5/15/2033	387,750

		664,419

	Hybrid ARMs — 0.1%
55,371	Morgan Stanley Mortgage Loan Trust, Series 2005-2AR, Class A, 0.446%, 4/25/2035(b)	41,746

	Independent Energy — 0.5%
105,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	99,750
142,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	148,751
75,000	SandRidge Energy, Inc., 8.000%, 6/01/2018, 144A	76,500

		325,001

	Life Insurance — 0.4%
240,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	262,224

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Principal Amount (‡)	Description	Value (†)

	Local Authorities — 1.3%
170,000	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	$184,049
375,000	Province of Ontario, Canada, 4.200%, 3/08/2018, (CAD)	412,078
140,000	Province of Quebec, Canada, Series QC, 6.750%, 11/09/2015, (NZD)	124,610
165,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	149,685

		870,422

	Lodging — 0.3%
35,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	35,437
25,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	25,815
60,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	63,719
50,000	Wyndham Worldwide Corp., 7.375%, 3/01/2020	55,444

		180,415

	Media Non-Cable — 0.2%
110,000	RR Donnelley & Sons Co., 7.250%, 5/15/2018	110,000

	Metals & Mining — 0.0%
10,000	United States Steel Corp., 6.650%, 6/01/2037	8,775

	Non-Captive Consumer — 1.0%
25,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	23,666
87,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	73,059
115,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	126,226
505,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	463,337

		686,288

	Non-Captive Diversified — 1.3%
64,000	Ally Financial, Inc., 8.000%, 11/01/2031	69,280
45,000	CIT Group, Inc., 7.000%, 5/01/2017	44,887
800,000	General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012, (SGD)	661,953
15,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	13,427
75,000	International Lease Finance Corp., 6.250%, 5/15/2019	73,280
45,000	International Lease Finance Corp., 8.250%, 12/15/2020	48,600

		911,427

	Paper — 0.4%
205,000	Weyerhaeuser Co., 6.875%, 12/15/2033	206,297
5,000	Weyerhaeuser Co., 6.950%, 10/01/2027	5,138
30,000	Weyerhaeuser Co., 7.375%, 3/15/2032	31,219

		242,654

	Pharmaceuticals — 0.0%
15,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	14,250
20,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	19,400

		33,650

	Pipelines — 0.2%
100,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	105,497

	Property & Casualty Insurance — 0.8%
520,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	539,193

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Principal Amount (‡)	Description	Value (†)

	REITs — Warehouse/Industrials — 0.1%
$20,000	ProLogis LP, 6.625%, 5/15/2018	$22,113
30,000	ProLogis LP, 6.875%, 3/15/2020	33,126

		55,239

	Retailers — 2.8%
224,088	CVS Pass-Through Trust, 7.507%, 1/10/2032, 144A	265,514
400,000	Dillard’s, Inc., 6.625%, 1/15/2018	400,000
205,000	Dillard’s, Inc., 7.000%, 12/01/2028	188,600
100,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	109,480
225,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	249,010
725,000	Toys R Us, Inc., 7.375%, 10/15/2018	704,156

		1,916,760

	Sovereigns — 0.6%
5,300(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	55,785
500,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	349,214

		404,999

	Supermarket — 0.4%
320,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	242,400

	Supranational — 1.4%
400,000	European Bank for Reconstruction & Development, GMTN, 9.000%, 4/28/2014, (BRL)	256,542
921,000,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	96,938
18,000,000	Inter-American Development Bank, EMTN, 2.500%, 3/11/2013, (INR)	382,328
200,000,000	International Bank for Reconstruction & Development, EMTN, 2.300%, 2/26/2013, (KRW)	187,683

		923,491

	Technology — 1.2%
470,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	423,000
390,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	350,025
30,000	CommScope, Inc., 8.250%, 1/15/2019, 144A	30,900
40,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	30,200

		834,125

	Transportation Services — 0.5%
10,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	10,711
275,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	302,590

		313,301

	Treasuries — 15.4%
600,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	642,148
180,000	Canadian Government, 3.500%, 6/01/2013, (CAD)(e)	193,372
255,000	Canadian Government, 3.500%, 6/01/2020, (CAD)	274,293
5,000	Hellenic Republic Government Bond, 4.500%, 9/20/2037, (EUR)	3,071
330,000	Hellenic Republic Government Bond, 4.700%, 3/20/2024, (EUR)	217,932
25,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	23,358
15,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	13,650
115,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	101,686

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
120,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	$106,775
10,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	224,991
75,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	62,363
155,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	134,909
379,525	U.S. Treasury Inflation Indexed Bond, 2.000%, 1/15/2026(f)	414,690
182,060	U.S. Treasury Inflation Indexed Bond, 2.125%, 2/15/2040(f)	198,118
560,663	U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2025(f)	644,412
267,602	U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2027(f)	305,150
722,082	U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032(f)	955,235
174,745	U.S. Treasury Inflation Indexed Note, 1.125%, 1/15/2021(f)	181,462
231,989	U.S. Treasury Inflation Indexed Note, 1.250%, 7/15/2020(f)	245,400
800,775	U.S. Treasury Inflation Indexed Note, 1.625%, 1/15/2015(f)	868,591
279,066	U.S. Treasury Inflation Indexed Note, 1.625%, 1/15/2018(f)	306,885
293,830	U.S. Treasury Inflation Indexed Note, 1.875%, 7/15/2013(f)	312,194
485,528	U.S. Treasury Inflation Indexed Note, 1.875%, 7/15/2015(f)	535,371
511,111	U.S. Treasury Inflation Indexed Note, 2.000%, 1/15/2014(f)	550,642
387,693	U.S. Treasury Inflation Indexed Note, 2.000%, 7/15/2014(f)	422,797
300,221	U.S. Treasury Inflation Indexed Note, 2.000%, 1/15/2016(f)	333,668
490,604	U.S. Treasury Inflation Indexed Note, 2.375%, 1/15/2017(f)	559,672
634,655	U.S. Treasury Inflation Indexed Note, 2.500%, 7/15/2016(f)	726,284
488,219	U.S. Treasury Inflation Indexed Note, 2.625%, 7/15/2017(f)	567,935
193,843	U.S. Treasury Inflation Indexed Note, 3.000%, 7/15/2012(f)	202,263
230,000	U.S. Treasury STRIPS, Zero Coupon, 5/15/2040	59,037

		10,388,354

	Wireless — 0.9%
4,000,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	313,492
350,000	Sprint Capital Corp., 6.875%, 11/15/2028	331,625

		645,117

	Wirelines — 2.3%
40,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	37,764
95,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	91,379
300,000	Embarq Corp., 7.995%, 6/01/2036	307,384
225,000	Frontier Communications Corp., 7.125%, 3/15/2019	230,625
70,000	Level 3 Escrow, Inc., 8.125%, 7/01/2019, 144A	70,350
135,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	137,700
45,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	46,294
15,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	16,051
315,000	Qwest Corp., 7.250%, 10/15/2035	311,850
59,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	50,071
197,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	175,673
40,000	Telecom Italia Capital SA, 7.200%, 7/18/2036	37,713
25,000	Telecom Italia Capital SA, 7.721%, 6/04/2038	24,863

		1,537,717

	Total Non-Convertible Bonds (Identified Cost $28,578,351)	30,163,672

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Principal Amount (‡)	Description	Value (†)

Convertible Bonds — 2.2%
	Airlines — 0.1%
$40,000	AMR Corp., 6.250%, 10/15/2014	$38,800

	Diversified Manufacturing — 0.2%
130,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	128,050

	Healthcare — 0.1%
5,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(g)	4,850
40,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2016), 2.000%, 12/15/2037(g)	45,700

		50,550

	Home Construction — 0.0%
10,000	Lennar Corp., 2.000%, 12/01/2020, 144A	10,038

	Independent Energy — 0.4%
155,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	140,469
105,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	110,512

		250,981

	Pharmaceuticals — 0.0%
25,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	31,469

	Technology — 1.4%
235,000	Ciena Corp., 0.875%, 6/15/2017	198,869
40,000	Ciena Corp., 3.750%, 10/15/2018, 144A	47,000
630,000	Intel Corp., 2.950%, 12/15/2035	651,262
40,000	Micron Technology, Inc., 1.875%, 6/01/2014	39,000

		936,131

	Total Convertible Bonds (Identified Cost $1,394,730)	1,446,019

Municipals — 0.3%
	California — 0.0%
30,000	California Health Facilities Financing Authority, Series A, 5.250%, 11/15/2046	28,389

	Illinois — 0.2%
170,000	State of Illinois, 5.100%, 6/01/2033	144,622

	Michigan — 0.1%
50,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(c)	36,322

	Total Municipals (Identified Cost $206,070)	209,333

	Total Bonds and Notes (Identified Cost $30,179,151)	31,819,024

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Shares	Description	Value (†)

Common Stocks — 46.0%
	Aerospace & Defense — 0.7%
2,164	General Dynamics Corp.	$161,261
2,091	Honeywell International, Inc.	124,603
2,623	Northrop Grumman Corp.	181,905

		467,769

	Automobiles — 0.2%
10,180	Ford Motor Co.(h)	140,382

	Beverages — 0.2%
2,409	Coca-Cola Co. (The)	162,102

	Building Products — 0.0%
1,975	Masco Corp.	23,759

	Chemicals — 1.0%
1,918	Eastman Chemical Co.	195,770
1,745	International Flavors & Fragrances, Inc.	112,099
2,439	PPG Industries, Inc.	221,437
3,614	RPM International, Inc.	83,194
1,993	Sensient Technologies Corp.	73,881

		686,381

	Commercial Banks — 0.8%
3,436	Bank of Hawaii Corp.	159,843
1,954	BB&T Corp.	52,445
4,436	F.N.B. Corp.	45,913
2,999	FirstMerit Corp.	49,513
3,389	Trustmark Corp.	79,337
3,856	United Bankshares, Inc.	94,395
4,886	Valley National Bancorp	66,498

		547,944

	Commercial Services & Supplies — 0.9%
1,721	Avery Dennison Corp.	66,482
4,009	Deluxe Corp.	99,062
5,587	Pitney Bowes, Inc.	128,445
5,280	R. R. Donnelley & Sons Co.	103,541
2,393	Republic Services, Inc.	73,824
3,176	Waste Management, Inc.	118,370

		589,724

	Containers & Packaging — 0.2%
3,020	Sonoco Products Co.	107,331

	Distributors — 0.2%
2,888	Genuine Parts Co.	157,107

	Diversified Telecommunication Services — 0.6%
5,173	AT&T, Inc.	162,484
5,830	CenturyLink, Inc.	235,707

		398,191

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Shares	Description	Value (†)

	Electric Utilities — 3.0%
4,617	American Electric Power Co., Inc.	$173,969
2,933	Cleco Corp.	102,215
4,217	DPL, Inc.	127,185
2,967	Edison International	114,971
4,220	Entergy Corp.	288,142
4,705	Exelon Corp.	201,562
5,485	FirstEnergy Corp.	242,163
3,475	NextEra Energy, Inc.	199,673
2,904	Northeast Utilities	102,134
4,599	Pinnacle West Capital Corp.	205,023
4,932	PPL Corp.	137,258
3,831	Unisource Energy Corp.	143,011

		2,037,306

	Electrical Equipment — 0.4%
2,165	Emerson Electric Co.	121,781
2,116	Hubbell, Inc., Class B	137,434

		259,215

	Food & Staples Retailing — 0.1%
3,142	Sysco Corp.	97,968

	Food Products — 0.7%
2,798	General Mills, Inc.	104,142
3,235	H.J. Heinz Co.	172,361
3,324	Kraft Foods, Inc., Class A	117,104
2,562	Sara Lee Corp.	48,652

		442,259

	Gas Utilities — 1.1%
4,368	AGL Resources, Inc.	177,821
3,004	New Jersey Resources Corp.	134,008
3,318	Nicor, Inc.	181,627
3,145	Oneok, Inc.	232,762

		726,218

	Hotels, Restaurants & Leisure — 0.9%
2,298	Darden Restaurants, Inc.	114,348
2,790	McDonald’s Corp.	235,253
4,500	Starwood Hotels & Resorts Worldwide, Inc.	252,180

		601,781

	Household Durables — 0.6%
901	Brookfield Residential Properties, Inc.(h)	8,938
4,437	Garmin Ltd.	146,554
375	KB Home	3,667
4,326	Leggett & Platt, Inc.	105,468
2,248	Tupperware Brands Corp.	151,628

		416,255

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Shares	Description	Value (†)

	Household Products — 0.7%
3,134	Clorox Co. (The)	$211,357
3,780	Kimberly-Clark Corp.	251,597

		462,954

	Industrial Conglomerates — 0.1%
2,483	General Electric Co.	46,829

	Insurance — 0.7%
2,323	Allstate Corp. (The)	70,921
3,909	Arthur J. Gallagher & Co.	111,563
4,522	Cincinnati Financial Corp.	131,952
4,845	Mercury General Corp.	191,329

		505,765

	Leisure Equipment & Products — 0.1%
2,904	Mattel, Inc.	79,831

	Machinery — 0.6%
1,999	Briggs & Stratton Corp.	39,700
1,741	Caterpillar, Inc.	185,347
4,144	Eaton Corp.	213,209

		438,256

	Media — 0.1%
2,311	McGraw-Hill Cos., Inc. (The)	96,854

	Metals & Mining — 0.1%
2,519	Commercial Metals Co.	36,148

	Multi Utilities — 3.0%
3,852	Alliant Energy Corp.	156,622
4,161	Black Hills Corp.	125,205
4,390	CenterPoint Energy, Inc.	84,947
4,247	CMS Energy Corp.	83,623
3,888	Dominion Resources, Inc.	187,674
4,353	DTE Energy Co.	217,737
4,974	Integrys Energy Group, Inc.	257,852
4,772	NiSource, Inc.	96,633
2,864	OGE Energy Corp.	144,117
3,448	PG&E Corp.	144,919
3,885	Public Service Enterprise Group, Inc.	126,806
4,196	SCANA Corp.	165,197
2,696	Sempra Energy	142,564
4,265	TECO Energy, Inc.	80,566

		2,014,462

	Oil, Gas & Consumable Fuels — 0.4%
2,950	Chevron Corp.	303,378

	Paper & Forest Products — 0.2%
3,450	MeadWestvaco Corp.	114,919

	Personal Products — 0.1%
2,676	Avon Products, Inc.	74,928

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Shares	Description	Value (†)

	Pharmaceuticals — 0.8%
4,404	Bristol-Myers Squibb Co.	$127,540
5,017	Eli Lilly & Co.	188,288
3,781	Merck & Co., Inc.	133,431
3,808	Pfizer, Inc.	78,445

		527,704

	Real Estate Management & Development — 0.3%
8,800	Brookfield Office Properties, Inc.	169,664

	REITs — Apartments — 4.4%
2,500	American Campus Communities, Inc.	88,800
6,900	AvalonBay Communities, Inc.	885,960
6,900	Camden Property Trust	438,978
7,800	Campus Crest Communities, Inc.	100,932
21,000	Equity Residential	1,260,000
1,200	Essex Property Trust, Inc.	162,348

		2,937,018

	REITs — Diversified — 3.2%
5,022	American Assets Trust, Inc.	112,744
3,600	CoreSite Realty Corp.	59,040
1,700	Digital Realty Trust, Inc.	105,026
13,700	DuPont Fabros Technology, Inc.	345,240
6,100	Entertainment Properties Trust	284,870
13,500	Liberty Property Trust	439,830
8,900	Vornado Realty Trust	829,302

		2,176,052

	REITs — Healthcare — 2.6%
18,700	HCP, Inc.	686,103
3,400	Health Care REIT, Inc.	178,262
14,800	Nationwide Health Properties, Inc.	612,868
14,400	Omega Healthcare Investors, Inc.	302,544

		1,779,777

	REITs — Hotels — 1.3%
32,600	Host Hotels & Resorts, Inc.	552,570
7,700	Pebblebrook Hotel Trust	155,463
8,500	RLJ Lodging Trust	147,645

		855,678

	REITs — Manufactured Homes — 0.3%
3,100	Equity Lifestyle Properties, Inc.	193,564

	REITs — Office Property — 3.2%
3,000	Alexandria Real Estate Equities, Inc.	232,260
14,600	BioMed Realty Trust, Inc.	280,904
9,000	Boston Properties, Inc.	955,440
2,100	Corporate Office Properties Trust	65,331
11,700	Kilroy Realty Corp.	462,033
6,600	Piedmont Office Realty Trust, Inc., Class A	134,574

		2,130,542

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Shares	Description	Value (†)

	REITs — Regional Malls — 3.8%
11,400	Macerich Co. (The)	$609,900
16,000	Simon Property Group, Inc.	1,859,680
1,100	Taubman Centers, Inc.	65,120

		2,534,700

	REITs — Shopping Centers — 2.3%
19,500	Developers Diversified Realty Corp.	274,950
6,000	Federal Realty Investment Trust	511,080
25,600	Kite Realty Group Trust	127,488
9,400	Ramco-Gershenson Properties Trust	116,372
9,300	Regency Centers Corp.	408,921
12,200	Retail Opportunity Investments Corp.	131,272

		1,570,083

	REITs — Single Tenant — 0.3%
6,200	National Retail Properties, Inc.	151,962
1,600	Realty Income Corp.	53,584

		205,546

	REITs — Storage — 1.9%
20,500	Extra Space Storage, Inc.	437,265
7,500	Public Storage	855,075

		1,292,340

	REITs — Warehouse/Industrials — 1.4%
32,000	DCT Industrial Trust, Inc.	167,360
15,400	First Potomac Realty Trust	235,774
15,800	ProLogis, Inc.	566,272

		969,406

	Specialty Retail — 0.1%
2,440	Home Depot, Inc. (The)	88,377

	Textiles, Apparel & Luxury Goods — 0.4%
2,613	VF Corp.	283,667

	Thrifts & Mortgage Finance — 0.4%
3,396	Astoria Financial Corp.	43,435
4,017	First Niagara Financial Group, Inc.	53,024
4,303	Hudson City Bancorp, Inc.	35,242
5,025	New York Community Bancorp, Inc.	75,325
4,084	People’s United Financial, Inc.	54,889

		261,915

	Tobacco — 1.3%
5,485	Altria Group, Inc.	144,859
4,948	Lorillard, Inc.	538,689
4,312	Universal Corp.	162,433

		845,981

	Trading Companies & Distributors — 0.3%
2,965	Watsco, Inc.	201,590

	Total Common Stocks (Identified Cost $29,797,543)	31,059,620

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Shares	Description	Value (†)

Preferred Stocks — 1.7%

Convertible Preferred Stocks — 1.2%
	Automotive — 0.9%
10,600	General Motors Co., Series B, 4.750%	$516,644
1,250	Goodyear Tire & Rubber Co. (The), 5.875%	69,525

		586,169

	Banking — 0.1%
275	Sovereign Capital Trust IV, 4.375%	13,612
70	Wells Fargo & Co., Series L, Class A, 7.500%	74,200

		87,812

	Construction Machinery — 0.0%
150	United Rentals Trust I, 6.500%	6,788

	Consumer Products — 0.1%
725	Newell Financial Trust I, 5.250%	34,075

	REITs — Healthcare — 0.1%
1,450	Health Care REIT, Inc., Series I, 6.500%	74,689

	Total Convertible Preferred Stocks (Identified Cost $810,126)	789,533

Non-Convertible Preferred Stocks — 0.5%
	Banking — 0.2%
4,125	Countrywide Capital IV, 6.750%	102,094

	Non-Captive Diversified — 0.3%
4,375	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	109,506
129	Ally Financial, Inc., Series G, 7.000%, 144A	121,236

		230,742

	Total Non-Convertible Preferred Stocks (Identified Cost $215,036)	332,836

	Total Preferred Stocks (Identified Cost $1,025,162)	1,122,369

Principal Amount (‡)
Short-Term Investments — 3.8%
$2,579,324	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2011 at 0.000% to be repurchased at $2,579,324 on 7/01/2011 collateralized by $2,190,000 Federal Home Loan Mortgage Corp., 3.000% due 8/11/2017 valued at $2,220,113; $410,000 Federal National Mortgage Association, 2.250% due 3/15/2016 valued at $419,632 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,579,324)	2,579,324

	Total Investments — 98.7% (Identified Cost $63,581,180)(a)	66,580,337
	Other assets less liabilities —1.3%	874,397

	Net Assets — 100.0%	$67,454,734

See accompanying notes to financial statements.

|  66

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

*	Formerly Natixis Income Diversified Portfolio.
(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At June 30, 2011, the net unrealized appreciation on investments based on a cost of $63,636,049 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$6,220,013
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,275,725)

	Net unrealized appreciation	$2,944,288

(b)	Variable rate security. Rate as of June 30, 2011 is disclosed.
(c)	Illiquid security. At June 30, 2011, the value of these securities amounted to $406,299 or 0.6% of net assets.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(f)	Treasury Inflation Protected Security (TIPS).
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(h)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of Rule 144A holdings amounted to $4,779,772 or 7.1% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FDIC	Federal Deposit Insurance Corporation
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
STRIPS	Separate Trading of Registered Interest and Principal of Securities

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won

See accompanying notes to financial statements.

67  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

MXN	Mexican Peso
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar

At June 30, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell	07/29/2011	Euro	210,000	$304,328	$3,000
Sell	07/29/2011	Euro	115,000	166,656	(2,512)

Total					$488

1 Counterparty is Barclays.

Industry Summary at June 30, 2011 (Unaudited)

Treasuries	15.4%
REITs — Apartments	4.4
REITs — Regional Malls	3.8
REITs — Diversified	3.2
REITs — Office Property	3.2
Electric Utilities	3.0
Multi Utilities	3.0
Retailers	2.8
Banking	2.8
REITs — Healthcare	2.7
Technology	2.6
REITs — Shopping Centers	2.3
Wirelines	2.3
Healthcare	2.0
Other Investments, less than 2% each	41.4
Short-Term Investments	3.8

Total Investments	98.7
Other assets less liabilities (including open forward foreign currency contracts)	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund*

Shares	Description	Value (†)

Common Stocks — 97.3% of Net Assets
	Aerospace & Defense — 2.4%
50,100	Boeing Co. (The)	$3,703,893
12,300	General Dynamics Corp.	916,596
54,111	GeoEye, Inc.(b)	2,023,751
16,300	Northrop Grumman Corp.	1,130,405
15,036	TransDigm Group, Inc.(b)	1,371,133

		9,145,778

	Air Freight & Logistics — 1.8%
41,782	Expeditors International of Washington, Inc.	2,138,821
25,100	FedEx Corp.	2,380,735
33,327	United Parcel Service, Inc., Class B	2,430,538

		6,950,094

	Auto Components — 0.7%
52,138	Lear Corp.	2,788,340

	Automobiles — 0.5%
22,300	Toyota Motor Corp., Sponsored ADR	1,837,966

	Beverages — 1.1%
23,093	Coca-Cola Co. (The)	1,553,928
55,597	Coca-Cola Enterprises, Inc.	1,622,320
11,339	Diageo PLC, Sponsored ADR	928,324

		4,104,572

	Biotechnology — 1.8%
30,056	Alexion Pharmaceuticals, Inc.(b)	1,413,534
42,746	Amgen, Inc.(b)	2,494,229
7,524	Biogen Idec, Inc.(b)	804,466
5,703	Pharmasset, Inc.(b)	639,877
12,924	Regeneron Pharmaceuticals, Inc.(b)	732,920
18,959	Vertex Pharmaceuticals, Inc.(b)	985,678

		7,070,704

	Building Products — 0.3%
23,337	Armstrong World Industries, Inc.	1,063,234

	Capital Markets — 3.4%
36,368	Franklin Resources, Inc.	4,774,755
11,925	Greenhill & Co., Inc.	641,803
77,914	Legg Mason, Inc.	2,552,463
51,400	Raymond James Financial, Inc.	1,652,510
114,564	SEI Investments Co.	2,578,836
17,128	Virtus Investment Partners, Inc.(b)	1,039,669

		13,240,036

	Chemicals — 1.8%
97,633	Chemtura Corp.(b)	1,776,921
35,622	Cytec Industries, Inc.	2,037,222
43,976	Kronos Worldwide, Inc.	1,383,045
8,131	Quaker Chemical Corp.	349,714
26,720	Rockwood Holdings, Inc.(b)	1,477,349

		7,024,251

See accompanying notes to financial statements.

69  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund* – (continued)

Shares	Description	Value (†)

	Commercial Banks — 2.2%
188,398	KeyCorp	$1,569,355
21,093	Prosperity Bancshares, Inc.	924,295
25,125	SVB Financial Group(b)	1,500,214
159,300	Wells Fargo & Co.	4,469,958

		8,463,822

	Commercial Services & Supplies — 1.5%
93,600	Republic Services, Inc.	2,887,560
31,612	Rollins, Inc.	644,253
19,937	Stericycle, Inc.(b)	1,776,785
25,696	Viad Corp.	572,764

		5,881,362

	Communications Equipment — 2.8%
22,920	Acme Packet, Inc.(b)	1,607,380
194,864	Cisco Systems, Inc.	3,041,827
37,110	NETGEAR, Inc.(b)	1,622,449
54,423	Qualcomm, Inc.	3,090,682
35,830	Riverbed Technology, Inc.(b)	1,418,510

		10,780,848

	Computers & Peripherals — 0.3%
29,795	Western Digital Corp.(b)	1,083,942

	Consumer Finance — 1.6%
53,557	American Express Co.	2,768,897
127,712	Discover Financial Services	3,416,296

		6,185,193

	Containers & Packaging — 0.7%
34,893	Crown Holdings, Inc.(b)	1,354,547
41,226	Temple-Inland, Inc.	1,226,061

		2,580,608

	Diversified Consumer Services — 0.1%
8,090	Ascent Media Corp., Class A(b)	428,527

	Diversified Financial Services — 2.9%
11,900	CME Group, Inc., Class A	3,469,921
99,400	JPMorgan Chase & Co.(b)	4,069,436
94,971	NASDAQ OMX Group, Inc. (The)(b)	2,402,766
62,586	PHH Corp.(b)	1,284,265

		11,226,388

	Electrical Equipment — 1.4%
46,775	Babcock & Wilcox Co.(b)	1,296,135
26,121	Polypore International, Inc.(b)	1,772,049
25,900	Rockwell Automation, Inc.	2,247,084

		5,315,268

	Electronic Equipment, Instruments & Components — 0.5%
35,803	Amphenol Corp., Class A	1,933,004

See accompanying notes to financial statements.

|  70

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund* – (continued)

Shares	Description	Value (†)

	Energy Equipment & Services — 3.4%
9,154	CARBO Ceramics, Inc.	$1,491,644
19,162	Dresser-Rand Group, Inc.(b)	1,029,957
24,239	Helix Energy Solutions Group, Inc.(b)	401,398
16,835	Lufkin Industries, Inc.	1,448,652
106,628	McDermott International, Inc.(b)	2,112,301
30,700	National-Oilwell Varco, Inc.	2,401,047
22,096	Schlumberger Ltd.	1,909,094
33,900	Transocean Ltd.	2,188,584

		12,982,677

	Food & Staples Retailing — 0.3%
26,300	Walgreen Co.	1,116,698

	Food Products — 2.6%
35,790	Corn Products International, Inc.	1,978,471
144,575	Danone SA, Sponsored ADR	2,161,396
20,623	Diamond Foods, Inc.	1,574,360
39,933	J.M. Smucker Co. (The)	3,052,478
16,903	McCormick & Co., Inc.	837,882
8,827	Mead Johnson Nutrition Co.	596,264

		10,200,851

	Gas Utilities — 0.9%
58,620	Questar Corp.	1,038,160
73,740	UGI Corp.	2,351,569

		3,389,729

	Health Care Equipment & Supplies — 4.1%
37,421	Alere, Inc.(b)	1,370,357
71,500	Baxter International, Inc.	4,267,835
73,502	CareFusion Corp.(b)	1,997,049
30,176	DENTSPLY International, Inc.	1,149,102
16,059	Edwards Lifesciences Corp.(b)	1,400,024
93,616	Medtronic, Inc.	3,607,025
30,975	Zimmer Holdings, Inc.(b)	1,957,620

		15,749,012

	Health Care Providers & Services — 2.6%
28,764	Healthspring, Inc.(b)	1,326,308
15,936	HMS Holdings Corp.(b)	1,225,001
24,202	Humana, Inc.	1,949,229
36,119	Lincare Holdings, Inc.	1,057,203
13,621	MEDNAX, Inc.(b)	983,300
25,004	Universal Health Services, Inc., Class B	1,288,456
43,532	WellCare Health Plans, Inc.(b)	2,237,980

		10,067,477

	Health Care Technology — 0.5%
32,428	SXC Health Solutions Corp.(b)	1,910,658

See accompanying notes to financial statements.

71  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund* – (continued)

Shares	Description	Value (†)

	Hotels, Restaurants & Leisure — 4.3%
40,771	Arcos Dorados Holdings, Inc., Class A	$859,860
121,600	Carnival Corp.	4,575,808
37,033	Interval Leisure Group, Inc.(b)	506,982
64,800	Marriott International, Inc., Class A	2,299,752
22,500	McDonald’s Corp.	1,897,200
20,252	Six Flags Entertainment Corp.	758,438
17,100	Starwood Hotels & Resorts Worldwide, Inc.	958,284
86,720	Wyndham Worldwide Corp.	2,918,128
13,063	Wynn Resorts Ltd.	1,875,063

		16,649,515

	Household Durables — 0.7%
19,800	Fortune Brands, Inc.	1,262,646
23,801	Tempur-Pedic International, Inc.(b)	1,614,184

		2,876,830

	Household Products — 1.1%
13,471	Clorox Co. (The)	908,484
21,000	Colgate-Palmolive Co.	1,835,610
25,768	Procter & Gamble Co. (The)	1,638,072

		4,382,166

	Independent Power Producers & Energy Traders — 0.2%
54,800	Calpine Corp.(b)	883,924

	Insurance — 0.9%
81,700	Allstate Corp. (The)	2,494,301
83,959	Old Republic International Corp.	986,518

		3,480,819

	Internet & Catalog Retail — 3.2%
21,161	Amazon.com, Inc.(b)	4,327,213
18,882	Blue Nile, Inc.(b)	830,430
60,864	Expedia, Inc.	1,764,447
109,858	Liberty Media Corp. - Interactive, Class A(b)	1,842,319
7,916	Netflix, Inc.(b)	2,079,454
3,127	Priceline.com, Inc.(b)	1,600,805

		12,444,668

	Internet Software & Services — 2.8%
26,392	Ancestry.com, Inc.(b)	1,092,365
6,898	Google, Inc., Class A(b)	3,493,009
48,137	IAC/InterActiveCorp(b)	1,837,389
18,399	MercadoLibre, Inc.	1,459,777
41,686	Rackspace Hosting, Inc.(b)	1,781,659
9,517	SINA Corp.(b)(c)	990,720

		10,654,919

	IT Services — 4.9%
20,711	Alliance Data Systems Corp.(b)	1,948,284
18,332	Automatic Data Processing, Inc.	965,730

See accompanying notes to financial statements.

|  72

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund* – (continued)

Shares	Description	Value (†)

	IT Services — continued
29,567	Fidelity National Information Services, Inc.	$910,368
12,600	MasterCard, Inc., Class A	3,796,884
34,534	Teradata Corp.(b)	2,078,947
85,341	Visa, Inc., Class A	7,190,832
36,260	Wright Express Corp.(b)	1,888,058

		18,779,103

	Life Sciences Tools & Services — 1.7%
28,503	Illumina, Inc.(b)	2,142,000
14,298	Mettler-Toledo International, Inc.(b)	2,411,644
34,664	PerkinElmer, Inc.	932,808
33,046	Pharmaceutical Product Development, Inc.	886,955

		6,373,407

	Machinery — 3.5%
71,409	Actuant Corp., Class A	1,915,903
9,300	Caterpillar, Inc.	990,078
59,300	Illinois Tool Works, Inc.	3,349,857
54,121	John Bean Technologies Corp.	1,045,618
26,883	Kadant, Inc.(b)	847,083
9,294	Middleby Corp. (The)(b)	874,008
23,828	SPX Corp.	1,969,622
35,102	TriMas Corp.(b)	868,775
23,361	WABCO Holdings, Inc.(b)	1,613,311

		13,474,255

	Marine — 0.4%
26,826	Kirby Corp.(b)	1,520,229

	Media — 3.1%
156,100	Comcast Corp., Special Class A	3,782,303
32,351	Liberty Media-Starz, Series A(b)	2,434,089
30,746	Madison Square Garden, Inc., Class A(b)	846,437
77,085	Omnicom Group, Inc.	3,712,414
29,300	Walt Disney Co. (The)	1,143,872

		11,919,115

	Metals & Mining — 0.6%
43,572	Reliance Steel & Aluminum Co.	2,163,350

	Multi Utilities — 0.3%
51,956	MDU Resources Group, Inc.	1,169,010

	Multiline Retail — 0.8%
8,002	Big Lots, Inc.(b)	265,266
37,579	Dollar Tree, Inc.(b)	2,503,513
3,457	Target Corp.	162,168

		2,930,947

	Oil, Gas & Consumable Fuels — 5.5%
24,800	Apache Corp.	3,060,072
41,003	Brigham Exploration Co.(b)	1,227,220

See accompanying notes to financial statements.

73  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund* – (continued)

Shares	Description	Value (†)

	Oil, Gas & Consumable Fuels — continued
77,400	Cloud Peak Energy, Inc.(b)	$1,648,620
16,352	Concho Resources, Inc.(b)	1,501,931
55,889	QEP Resources, Inc.	2,337,837
48,400	Range Resources Corp.	2,686,200
19,998	SemGroup Corp., Class A(b)	513,348
19,406	SM Energy Co.	1,425,953
55,100	Ultra Petroleum Corp.(b)	2,523,580
146,300	Williams Cos., Inc. (The)	4,425,575

		21,350,336

	Personal Products — 0.7%
16,466	Estee Lauder Cos., Inc. (The), Class A	1,732,059
76,498	Prestige Brands Holdings, Inc.(b)	982,234

		2,714,293

	Pharmaceuticals — 1.9%
35,251	Merck & Co., Inc.	1,244,008
35,472	Novartis AG, ADR	2,167,694
21,856	Perrigo Co.	1,920,487
41,848	Valeant Pharmaceuticals International, Inc.	2,174,422

		7,506,611

	Professional Services — 0.3%
35,231	Verisk Analytics, Inc., Class A(b)	1,219,697

	Real Estate Management & Development — 0.7%
63,218	CB Richard Ellis Group, Inc., Class A(b)	1,587,404
13,540	Jones Lang LaSalle, Inc.	1,276,822

		2,864,226

	REITs — Diversified — 0.8%
17,585	Digital Realty Trust, Inc.	1,086,401
39,115	Potlatch Corp.	1,379,586
27,294	Weyerhaeuser Co.	596,647

		3,062,634

	REITs — Healthcare — 0.3%
71,405	Sabra Healthcare REIT, Inc.	1,193,178

	Road & Rail — 1.1%
97,492	Avis Budget Group, Inc.(b)	1,666,138
78,106	Celadon Group, Inc.(b)	1,090,360
27,368	Kansas City Southern(b)	1,623,744

		4,380,242

	Semiconductors & Semiconductor Equipment — 5.4%
24,665	Altera Corp.	1,143,223
16,998	Analog Devices, Inc.	665,302
295,500	Applied Materials, Inc.	3,844,455
62,107	ARM Holdings PLC, Sponsored ADR	1,765,702
23,749	Avago Technologies Ltd.	902,462

See accompanying notes to financial statements.

|  74

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund* – (continued)

Shares	Description	Value (†)

	Semiconductors & Semiconductor Equipment — continued
204,441	Integrated Device Technology, Inc.(b)	$1,606,906
280,600	Intel Corp.	6,218,096
33,349	Microchip Technology, Inc.	1,264,260
103,000	Texas Instruments, Inc.	3,381,490

		20,791,896

	Software — 4.7%
17,399	Citrix Systems, Inc.(b)	1,391,920
21,791	FactSet Research Systems, Inc.	2,229,655
65,201	Fortinet, Inc.(b)	1,779,335
41,632	Informatica Corp.(b)	2,432,558
28,714	MICROS Systems, Inc.(b)	1,427,373
45,126	Microsoft Corp.	1,173,276
106,016	Oracle Corp.	3,488,986
31,993	QLIK Technologies, Inc.(b)	1,089,682
12,113	Salesforce.com, Inc.(b)	1,804,595
50,659	Synopsys, Inc.(b)	1,302,443

		18,119,823

	Specialty Retail — 2.2%
18,389	Abercrombie & Fitch Co., Class A	1,230,592
4,611	AutoZone, Inc.(b)	1,359,553
39,500	CarMax, Inc.(b)	1,306,265
24,316	Home Depot, Inc. (The)	880,726
16,620	Lowe’s Cos., Inc.	387,412
32,955	PetSmart, Inc.	1,495,168
108,718	Sally Beauty Holdings, Inc.(b)	1,859,078

		8,518,794

	Textiles, Apparel & Luxury Goods — 1.8%
29,383	Fossil, Inc.(b)	3,458,967
22,864	Lululemon Athletica, Inc.(b)	2,556,652
10,400	NIKE, Inc., Class B	935,792

		6,951,411

	Water Utilities — 0.9%
110,863	American Water Works Co., Inc.	3,264,915

	Wireless Telecommunication Services — 0.3%
59,835	NTELOS Holdings Corp.	1,221,831

	Total Common Stocks (Identified Cost $300,726,805)	375,383,183

Closed End Investment Companies — 0.4%
93,158	Ares Capital Corp. (Identified Cost $1,239,646)	1,497,049

See accompanying notes to financial statements.

75  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund* – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 3.0%
$11,463,991	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2011 at 0.000% to be repurchased at $11,463,991 on 7/01/2011 collateralized by $2,040,000 Federal Farm Credit Bank, 2.750% due 5/16/2017 valued at $2,050,200; $5,610,000 Federal Home Loan Mortgage Corp., 3.000% due 8/11/2017 valued at $5,687,138; $3,970,000 Federal Home Loan Mortgage Corp., 2.000% due 12/03/2015 valued at $3,970,000 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $11,463,991)	$11,463,991

	Total Investments — 100.7% (Identified Cost $313,430,442)(a)	388,344,223
	Other assets less liabilities — (0.7)%	(2,520,175)

	Net Assets — 100.0%	$385,824,048

Shares
Written Options — (0.0%)
	Options on Securities — (0.0%)
9,400	SINA Corp., Call expiring August 20, 2011 at 105 (Premiums Received $59,875)	$(108,570)

*	Formerly Natixis U.S. Diversified Portfolio.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2011, the net unrealized appreciation on investments based on a cost of $313,430,442 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$78,569,175
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,655,394)

	Net unrealized appreciation	$74,913,781

(b)	Non-income producing security.
(c)	All or a portion of this security has been pledged as collateral for outstanding options.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  72

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund* – (continued)

Industry Summary at June 30, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	5.5%
Semiconductors & Semiconductor Equipment	5.4
IT Services	4.9
Software	4.7
Hotels, Restaurants & Leisure	4.3
Health Care Equipment & Supplies	4.1
Machinery	3.5
Capital Markets	3.4
Energy Equipment & Services	3.4
Internet & Catalog Retail	3.2
Media	3.1
Diversified Financial Services	2.9
Communications Equipment	2.8
Internet Software & Services	2.8
Food Products	2.6
Health Care Providers & Services	2.6
Aerospace & Defense	2.4
Specialty Retail	2.2
Commercial Banks	2.2
Other Investments, less than 2% each	31.7
Short-Term Investments	3.0

Total Investments	100.7
Other assets less liabilities (including written options)	(0.7)

Net Assets	100.0%

See accompanying notes to financial statements.

73  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks — 91.4% of Net Assets
	Aerospace & Defense — 0.6%
49,625	Alliant Techsystems, Inc.	$3,539,751

	Auto Components — 1.8%
218,475	Tenneco, Inc.(b)	9,628,193

	Building Products — 2.3%
144,587	A.O. Smith Corp.	6,116,030
150,625	Lennox International, Inc.	6,487,419

		12,603,449

	Capital Markets — 4.4%
789,550	Apollo Investment Corp.	8,061,305
419,150	Fifth Street Finance Corp.	4,862,140
120,925	KBW, Inc.	2,261,298
233,675	Waddell & Reed Financial, Inc., Class A	8,494,086

		23,678,829

	Chemicals — 4.2%
213,075	Scotts Miracle-Gro Co. (The), Class A	10,932,878
262,425	Sensient Technologies Corp.	9,728,095
82,500	Solutia, Inc.(b)	1,885,125

		22,546,098

	Commercial Banks — 5.9%
538,300	Associated Banc-Corp	7,482,370
102,425	Bank of Hawaii Corp.	4,764,811
569,480	FirstMerit Corp.	9,402,115
232,725	Prosperity Bancshares, Inc.	10,198,009

		31,847,305

	Commercial Services & Supplies — 5.6%
97,550	Consolidated Graphics, Inc.(b)	5,360,372
397,600	Corrections Corp. of America(b)	8,608,040
246,325	KAR Auction Services, Inc.(b)	4,658,006
184,325	McGrath Rentcorp	5,175,846
203,403	Waste Connections, Inc.	6,453,977

		30,256,241

	Communications Equipment — 0.4%
103,275	Calix, Inc.(b)	2,150,186

	Computers & Peripherals — 1.8%
422,650	QLogic Corp.(b)	6,728,588
185,325	Super Micro Computer, Inc.(b)	2,981,879

		9,710,467

	Construction & Engineering — 1.4%
219,150	MasTec, Inc.(b)	4,321,638
147,325	MYR Group, Inc.(b)	3,447,405

		7,769,043

See accompanying notes to financial statements.

|  78

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)

	Construction Materials — 0.7%
137,725	Eagle Materials, Inc.	$3,838,396

	Consumer Finance — 1.3%
169,525	First Cash Financial Services, Inc.(b)	7,118,355

	Containers & Packaging — 3.9%
240,500	Packaging Corp. of America	6,731,595
350,200	Silgan Holdings, Inc.	14,347,694

		21,079,289

	Electric Utilities — 3.0%
228,600	Cleco Corp.	7,966,710
250,125	El Paso Electric Co.	8,079,038

		16,045,748

	Electrical Equipment — 2.3%
159,675	EnerSys(b)	5,496,013
133,475	Thomas & Betts Corp.(b)	7,187,629

		12,683,642

	Electronic Equipment, Instruments & Components — 1.2%
25,100	ScanSource, Inc.(b)	940,748
116,475	Tech Data Corp.(b)	5,694,463

		6,635,211

	Energy Equipment & Services — 3.6%
136,050	Oil States International, Inc.(b)	10,871,755
144,150	Unit Corp.(b)	8,783,060

		19,654,815

	Gas Utilities — 0.6%
94,525	Atmos Energy Corp.	3,142,956

	Health Care Equipment & Supplies — 3.1%
172,300	Teleflex, Inc.	10,520,638
143,125	West Pharmaceutical Services, Inc.	6,263,150

		16,783,788

	Household Products — 0.0%
325	WD-40 Co.	12,688

	Insurance — 5.8%
1,360,050	CNO Financial Group, Inc.(b)	10,757,995
389,037	HCC Insurance Holdings, Inc.	12,254,665
347,975	Tower Group, Inc.	8,288,765

		31,301,425

	IT Services — 2.3%
193,700	CACI International, Inc., Class A(b)	12,218,596

	Machinery — 4.1%
358,975	Actuant Corp., Class A	9,631,299
788,400	Mueller Water Products, Inc., Class A	3,137,832

See accompanying notes to financial statements.

79  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)

	Machinery — continued
97,625	Valmont Industries, Inc.	$9,410,074

		22,179,205

	Media — 1.7%
175,125	John Wiley & Sons, Inc., Class A	9,108,251

	Multi Utilities — 1.7%
283,700	NorthWestern Corp.	9,393,307

	Oil, Gas & Consumable Fuels — 3.0%
225,075	Brigham Exploration Co.(b)	6,736,495
188,089	Oasis Petroleum, Inc.(b)	5,582,481
240,900	Resolute Energy Corp.(b)	3,892,944

		16,211,920

	Professional Services — 2.1%
171,075	Towers Watson & Co., Class A	11,241,338

	REITs — Healthcare — 1.3%
615,350	Medical Properties Trust, Inc.	7,076,525

	REITs — Hotels — 0.9%
184,725	LaSalle Hotel Properties	4,865,657

	REITs — Mortgage — 0.9%
230,025	Invesco Mortgage Capital, Inc.	4,860,428

	REITs — Office Property — 1.5%
298,825	Government Properties Income Trust	8,074,252

	Road & Rail — 1.0%
208,300	Werner Enterprises, Inc.	5,217,915

	Semiconductors & Semiconductor Equipment — 1.7%
134,700	Silicon Laboratories, Inc.(b)	5,557,722
373,725	TriQuint Semiconductor, Inc.(b)	3,808,258

		9,365,980

	Software — 1.2%
42,800	Tyler Technologies, Inc.(b)	1,146,184
147,725	Verint Systems, Inc.(b)	5,471,734

		6,617,918

	Specialty Retail — 3.9%
301,722	Aaron’s, Inc.	8,526,664
122,400	DSW, Inc., Class A(b)	6,194,664
198,700	Penske Automotive Group, Inc.	4,518,438
195,050	PEP Boys-Manny Moe & Jack	2,131,896

		21,371,662

	Textiles, Apparel & Luxury Goods — 5.1%
256,625	Hanesbrands, Inc.(b)	7,326,644
187,750	Phillips-Van Heusen Corp.	12,291,992
196,550	Wolverine World Wide, Inc.	8,205,963

		27,824,599

See accompanying notes to financial statements.

|  80

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)

	Thrifts & Mortgage Finance — 3.0%
593,400	Capitol Federal Financial, Inc.	$6,978,384
566,525	Washington Federal, Inc.	9,308,006

		16,286,390

	Trading Companies & Distributors — 2.1%
76,825	United Rentals, Inc.(b)	1,951,355
179,250	WESCO International, Inc.(b)	9,695,633

		11,646,988

	Total Common Stocks (Identified Cost $422,287,397)	495,586,806

Exchange Traded Funds — 4.0%
292,450	iShares Russell 2000 Value Index Fund (Identified Cost $20,964,040)	21,468,754

Closed End Investment Companies — 1.9%
651,750	Ares Capital Corp. (Identified Cost $9,910,005)	10,473,622

Principal Amount
Short-Term Investments — 3.1%
$16,856,805	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2011 at 0.000% to be repurchased at $16,856,805 on 7/01/2011 collateralized by $14,855,000 Federal National Mortgage Association, 5.000% due 3/15/2016 valued at $17,194,663 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $16,856,805)	16,856,805

	Total Investments — 100.4% (Identified Cost $470,018,247)(a)	544,385,987
	Other assets less liabilities — (0.4)%	(2,331,475)

	Net Assets — 100.0%	$542,054,512

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2011, the net unrealized appreciation on investments based on a cost of $470,018,247 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$79,853,100
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,485,360)

	Net unrealized appreciation	$74,367,740

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

81  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Vaughan Nelson Small Cap Value Fund – (continued)

Industry Summary at June 30, 2011 (Unaudited)

Commercial Banks	5.9%
Insurance	5.8
Commercial Services & Supplies	5.6
Textiles, Apparel & Luxury Goods	5.1
Capital Markets	4.4
Chemicals	4.2
Machinery	4.1
Exchange Traded Funds	4.0
Specialty Retail	3.9
Containers & Packaging	3.9
Energy Equipment & Services	3.6
Health Care Equipment & Supplies	3.1
Thrifts & Mortgage Finance	3.0
Oil, Gas & Consumable Fuels	3.0
Electric Utilities	3.0
Electrical Equipment	2.3
Building Products	2.3
IT Services	2.3
Trading Companies & Distributors	2.1
Professional Services	2.1
Other Investments, less than 2% each	23.6
Short-Term Investments	3.1

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

|  82

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Vaughan Nelson Value Opportunity Fund

Shares	Description	Value (†)

Common Stocks — 92.6% of Net Assets
	Auto Components — 2.2%
15,275	Autoliv, Inc.	$1,198,324
20,575	Tenneco, Inc.(b)	906,740

		2,105,064

	Beverages — 1.6%
19,325	Hansen Natural Corp.(b)	1,564,359

	Capital Markets — 5.5%
13,950	Affiliated Managers Group, Inc.(b)	1,415,227
131,650	Apollo Investment Corp.	1,344,147
55,700	Invesco Ltd.	1,303,380
53,600	SEI Investments Co.	1,206,536

		5,269,290

	Chemicals — 7.7%
15,100	Airgas, Inc.	1,057,604
41,300	Celanese Corp., Series A	2,201,703
17,775	FMC Corp.	1,529,005
28,500	International Flavors & Fragrances, Inc.	1,830,840
33,800	Solutia, Inc.(b)	772,330

		7,391,482

	Computers & Peripherals — 1.8%
90,975	NCR Corp.(b)	1,718,518

	Construction & Engineering — 0.9%
13,225	Fluor Corp.	855,129

	Consumer Finance — 1.5%
40,200	Ezcorp, Inc., Class A(b)	1,430,115

	Containers & Packaging — 4.1%
58,175	Crown Holdings, Inc.(b)	2,258,354
60,675	Packaging Corp. of America	1,698,293

		3,956,647

	Electrical Equipment — 1.8%
16,125	Cooper Industries PLC	962,179
11,875	Hubbell, Inc., Class B	771,281

		1,733,460

	Electronic Equipment, Instruments & Components — 1.3%
30,525	Arrow Electronics, Inc.(b)	1,266,788

	Energy Equipment & Services — 3.4%
18,800	Dresser-Rand Group, Inc.(b)	1,010,500
61,425	McDermott International, Inc.(b)	1,216,829
27,625	Superior Energy Services, Inc.(b)	1,025,993

		3,253,322

	Food Products — 2.6%
17,525	J.M. Smucker Co. (The)	1,339,611

See accompanying notes to financial statements.

83  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)

	Food Products — continued
12,925	Ralcorp Holdings, Inc.(b)	$1,119,046

		2,458,657

	Household Durables — 2.0%
55,850	Jarden Corp.	1,927,383

	Insurance — 6.9%
58,925	Lincoln National Corp.	1,678,773
35,400	Reinsurance Group of America, Inc., Class A	2,154,444
40,850	Willis Group Holdings PLC	1,679,344
47,450	XL Group PLC	1,042,951

		6,555,512

	Internet Software & Services — 1.6%
47,025	Digital River, Inc.(b)	1,512,324

	Life Sciences Tools & Services — 3.5%
29,250	Agilent Technologies, Inc.(b)	1,494,967
34,700	Life Technologies Corp.(b)	1,806,829

		3,301,796

	Machinery — 8.0%
14,100	AGCO Corp.(b)	695,976
13,675	Flowserve Corp.	1,502,746
14,675	Ingersoll-Rand PLC	666,392
24,875	Kennametal, Inc.	1,049,974
28,750	Navistar International Corp.(b)	1,623,225
7,975	SPX Corp.	659,213
21,275	WABCO Holdings, Inc.(b)	1,469,251

		7,666,777

	Media — 3.7%
81,250	CBS Corp., Class B	2,314,812
29,250	Discovery Communications, Inc., Class A(b)	1,198,080

		3,512,892

	Metals & Mining — 0.6%
5,150	Walter Energy, Inc.	596,370

	Multiline Retail — 2.3%
37,750	Big Lots, Inc.(b)	1,251,412
26,450	Dollar General Corp.(b)	896,391

		2,147,803

	Oil, Gas & Consumable Fuels — 3.6%
8,975	Cimarex Energy Co.	807,032
37,475	El Paso Corp.	756,995
10,575	Noble Energy, Inc.	947,837
9,850	Pioneer Natural Resources Co.	882,265

		3,394,129

	Pharmaceuticals — 1.4%
14,886	Valeant Pharmaceuticals International, Inc.	773,477
25,100	Warner Chilcott PLC, Class A	605,663

		1,379,140

See accompanying notes to financial statements.

|  84

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)

	Professional Services — 2.4%
34,825	Towers Watson & Co., Class A	$2,288,351

	REITs — Apartments — 1.5%
55,475	Apartment Investment & Management Co., Class A	1,416,277

	REITs — Hotels — 1.6%
89,923	Host Hotels & Resorts, Inc.	1,524,195

	Road & Rail — 1.8%
124,550	Swift Transportation Co.(b)	1,687,652

	Semiconductors & Semiconductor Equipment — 4.7%
30,550	Altera Corp.	1,415,992
46,150	Avago Technologies Ltd.	1,753,700
59,075	Skyworks Solutions, Inc.(b)	1,357,544

		4,527,236

	Software — 4.8%
22,325	Adobe Systems, Inc.(b)	702,121
11,175	Intuit, Inc.(b)	579,536
101,525	Nuance Communications, Inc.(b)	2,179,742
47,925	Parametric Technology Corp.(b)	1,098,920

		4,560,319

	Specialty Retail — 1.9%
37,175	Collective Brands, Inc.(b)	546,101
30,275	Guess?, Inc.	1,273,366

		1,819,467

	Textiles, Apparel & Luxury Goods — 2.6%
26,000	Phillips-Van Heusen Corp.	1,702,220
6,900	VF Corp.	749,064

		2,451,284

	Tobacco — 1.7%
14,850	Lorillard, Inc.	1,616,720

	Trading Companies & Distributors — 1.6%
28,425	WESCO International, Inc.(b)	1,537,508

	Total Common Stocks (Identified Cost $80,383,235)	88,425,966

Closed End Investment Companies — 1.4%
82,875	Ares Capital Corp. (Identified Cost $1,235,427)	1,331,801

Principal Amount
Short-Term Investments — 4.2%
$4,059,678	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2011 at 0.000% to be repurchased at $4,059,678 on 7/01/2011 collateralized by $4,050,000 Federal National Mortgage Association, 2.250% due 3/15/2016 valued at $4,145,145 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $4,059,678)	4,059,678

See accompanying notes to financial statements.

81  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Vaughan Nelson Value Opportunity Fund – (continued)

	Description	Value (†)

	Total Investments — 98.2% (Identified Cost $85,678,340)(a)	$93,817,445
	Other assets less liabilities — 1.8%	1,689,440

	Net Assets — 100.0%	$95,506,885

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2011, the net unrealized appreciation on investments based on a cost of $85,678,340 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$9,767,592
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,628,487)

	Net unrealized appreciation	$8,139,105

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at June 30, 2011 (Unaudited)

Machinery	8.0%
Chemicals	7.7
Insurance	6.9
Capital Markets	5.5
Software	4.8
Semiconductors & Semiconductor Equipment	4.7
Containers & Packaging	4.1
Media	3.7
Oil, Gas & Consumable Fuels	3.6
Life Sciences Tools & Services	3.5
Energy Equipment & Services	3.4
Food Products	2.6
Textiles, Apparel & Luxury Goods	2.6
Professional Services	2.4
Multiline Retail	2.3
Auto Components	2.2
Household Durables	2.0
Other Investments, less than 2% each	24.0
Short-Term Investments	4.2

Total Investments	98.2
Other assets less liabilities	1.8

Net Assets	100.0%

See accompanying notes to financial statements.

|  82

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Westpeak ActiveBeta® Equity Fund

Shares	Description	Value (†)

Common Stocks — 99.7% of Net Assets
	Aerospace & Defense — 2.9%
276	General Dynamics Corp.	$20,567
338	Honeywell International, Inc.	20,141
220	ITT Corp.	12,965
306	L-3 Communications Holdings, Inc.	26,760
95	Lockheed Martin Corp.	7,692
333	Northrop Grumman Corp.	23,094
31	Precision Castparts Corp.	5,104
323	Raytheon Co.	16,102
817	Textron, Inc.	19,289
255	United Technologies Corp.	22,570

		174,284

	Air Freight & Logistics — 0.2%
98	C.H. Robinson Worldwide, Inc.	7,726
81	United Parcel Service, Inc., Class B	5,908

		13,634

	Airlines — 0.3%
1,737	Southwest Airlines Co.	19,837

	Auto Components — 0.1%
113	Johnson Controls, Inc.	4,708

	Automobiles — 0.5%
2,146	Ford Motor Co.(b)	29,593

	Beverages — 1.9%
558	Coca-Cola Co. (The)	37,548
1,277	Coca-Cola Enterprises, Inc.	37,263
831	Constellation Brands, Inc., Class A(b)	17,301
247	Dr Pepper Snapple Group, Inc.	10,357
188	PepsiCo, Inc.	13,241

		115,710

	Biotechnology — 1.1%
198	Amgen, Inc.(b)	11,553
289	Biogen Idec, Inc.(b)	30,900
289	Cephalon, Inc.(b)	23,091

		65,544

	Building Products — 0.1%
618	Masco Corp.	7,435

	Capital Markets — 1.2%
230	Ameriprise Financial, Inc.	13,267
219	Goldman Sachs Group, Inc. (The)	29,147
1,225	Morgan Stanley	28,187
102	State Street Corp.	4,599

		75,200

	Chemicals — 1.4%
431	Dow Chemical Co. (The)	15,516

See accompanying notes to financial statements.

87  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Chemicals — continued
424	E. I. du Pont de Nemours & Co.	$22,917
183	Eastman Chemical Co.	18,679
68	International Flavors & Fragrances, Inc.	4,368
131	Monsanto Co.	9,503
123	PPG Industries, Inc.	11,167

		82,150

	Commercial Banks — 1.8%
1,230	Fifth Third Bancorp	15,682
2,494	KeyCorp	20,775
319	PNC Financial Services Group, Inc.	19,016
126	SunTrust Banks, Inc.	3,251
1,780	Wells Fargo & Co.	49,947

		108,671

	Commercial Services & Supplies — 0.7%
319	Avery Dennison Corp.	12,323
1,255	R. R. Donnelley & Sons Co.	24,611
92	Stericycle, Inc.(b)	8,199

		45,133

	Communications Equipment — 2.1%
972	Cisco Systems, Inc.	15,173
201	F5 Networks, Inc.(b)	22,160
1,338	JDS Uniphase Corp.(b)	22,291
569	Motorola Solutions, Inc.(b)	26,197
750	Qualcomm, Inc.	42,593

		128,414

	Computers & Peripherals — 4.2%
402	Apple, Inc.(b)	134,939
664	Dell, Inc.(b)	11,069
1,112	EMC Corp.(b)	30,636
862	Hewlett-Packard Co.	31,377
747	Lexmark International, Inc., Class A(b)	21,857
190	SanDisk Corp.(b)	7,885
412	Western Digital Corp.(b)	14,988

		252,751

	Construction & Engineering — 0.3%
270	Fluor Corp.	17,458

	Consumer Finance — 1.0%
609	Capital One Financial Corp.	31,467
1,079	Discover Financial Services	28,863

		60,330

	Containers & Packaging — 0.7%
435	Ball Corp.	16,730
275	Bemis Co., Inc.	9,289

See accompanying notes to financial statements.

|  88

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Containers & Packaging — continued
734	Sealed Air Corp.	$17,462

		43,481

	Diversified Consumer Services — 0.8%
555	Apollo Group, Inc., Class A(b)	24,242
212	DeVry, Inc.	12,536
789	H&R Block, Inc.	12,656

		49,434

	Diversified Financial Services — 3.3%
2,550	Bank of America Corp.	27,948
1,287	Citigroup, Inc.	53,591
1,652	JPMorgan Chase & Co.	67,633
525	Leucadia National Corp.	17,902
560	Moody’s Corp.	21,476
382	NASDAQ OMX Group, Inc. (The)(b)	9,665

		198,215

	Diversified Telecommunication Services — 2.5%
2,524	AT&T, Inc.	79,279
112	CenturyLink, Inc.	4,528
1,762	Verizon Communications, Inc.	65,599

		149,406

	Electric Utilities — 0.4%
113	Entergy Corp.	7,716
173	FirstEnergy Corp.	7,638
105	Northeast Utilities	3,693
205	Pepco Holdings, Inc.	4,024

		23,071

	Electrical Equipment — 0.5%
253	Rockwell Automation, Inc.	21,950
124	Roper Industries, Inc.	10,329

		32,279

	Electronic Equipment, Instruments & Components — 0.2%
614	Jabil Circuit, Inc.	12,403

	Energy Equipment & Services — 3.6%
362	Baker Hughes, Inc.	26,267
350	FMC Technologies, Inc.(b)	15,676
677	Halliburton Co.	34,527
326	Helmerich & Payne, Inc.	21,555
559	Nabors Industries Ltd.(b)	13,774
618	National-Oilwell Varco, Inc.	48,334
286	Rowan Cos., Inc.(b)	11,099
537	Schlumberger Ltd.	46,397

		217,629

	Food & Staples Retailing — 1.9%
123	Costco Wholesale Corp.	9,992

See accompanying notes to financial statements.

89  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Food & Staples Retailing — continued
509	CVS Caremark Corp.	$19,128
601	Safeway, Inc.	14,045
376	SUPERVALU, Inc.	3,538
448	Wal-Mart Stores, Inc.	23,807
708	Walgreen Co.	30,062
257	Whole Foods Market, Inc.	16,307

		116,879

	Food Products — 1.4%
281	ConAgra Foods, Inc.	7,253
2,429	Dean Foods Co.(b)	29,804
376	Hormel Foods Corp.	11,209
103	J.M. Smucker Co. (The)	7,873
267	Sara Lee Corp.	5,070
1,332	Tyson Foods, Inc., Class A	25,867

		87,076

	Gas Utilities — 0.3%
245	Oneok, Inc.	18,132

	Health Care Equipment & Supplies — 0.6%
282	Baxter International, Inc.	16,833
240	Edwards Lifesciences Corp.(b)	20,923

		37,756

	Health Care Providers & Services — 4.8%
529	Aetna, Inc.	23,324
499	AmerisourceBergen Corp.	20,658
279	Cardinal Health, Inc.	12,672
484	CIGNA Corp.	24,892
900	Coventry Health Care, Inc.(b)	32,823
39	DaVita, Inc.(b)	3,378
681	Humana, Inc.	54,848
161	McKesson Corp.	13,468
91	Quest Diagnostics, Inc.	5,378
1,173	UnitedHealth Group, Inc.	60,503
527	WellPoint, Inc.	41,512

		293,456

	Health Care Technology — 0.2%
180	Cerner Corp.(b)	11,000

	Hotels, Restaurants & Leisure — 1.9%
81	Chipotle Mexican Grill, Inc.(b)	24,963
93	Darden Restaurants, Inc.	4,628
135	McDonald’s Corp.	11,383
261	Starbucks Corp.	10,307
741	Wyndham Worldwide Corp.	24,935
223	Wynn Resorts Ltd.	32,009
171	Yum! Brands, Inc.	9,446

		117,671

See accompanying notes to financial statements.

|  86

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Household Durables — 0.8%
1,864	D.R. Horton, Inc.	$21,473
303	Harman International Industries, Inc.	13,808
326	Lennar Corp., Class A	5,917
416	Newell Rubbermaid, Inc.	6,564

		47,762

	Household Products — 0.9%
816	Procter & Gamble Co. (The)	51,873

	Independent Power Producers & Energy Traders — 1.0%
1,526	AES Corp. (The)(b)	19,441
496	Constellation Energy Group, Inc.	18,828
965	NRG Energy, Inc.(b)	23,720

		61,989

	Industrial Conglomerates — 2.0%
5,651	General Electric Co.	106,578
356	Tyco International Ltd.	17,597

		124,175

	Insurance — 2.1%
576	American International Group, Inc.(b)	16,888
262	Berkshire Hathaway, Inc., Class B(b)	20,276
911	Hartford Financial Services Group, Inc. (The)	24,023
441	Lincoln National Corp.	12,564
276	Marsh & McLennan Cos., Inc.	8,609
229	Prudential Financial, Inc.	14,562
222	Travelers Cos., Inc. (The)	12,960
728	Unum Group	18,550

		128,432

	Internet & Catalog Retail — 1.0%
174	Amazon.com, Inc.(b)	35,581
101	Netflix, Inc.(b)	26,532

		62,113

	Internet Software & Services — 0.9%
605	eBay, Inc.(b)	19,524
53	Google, Inc., Class A(b)	26,838
268	VeriSign, Inc.	8,967

		55,329

	IT Services — 3.9%
263	Cognizant Technology Solutions Corp., Class A(b)	19,289
554	Computer Sciences Corp.	21,030
680	Fidelity National Information Services, Inc.	20,937
248	Fiserv, Inc.(b)	15,532
606	International Business Machines Corp.	103,959
1,097	SAIC, Inc.(b)	18,452
442	Teradata Corp.(b)	26,608

See accompanying notes to financial statements.

91  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	IT Services — continued
627	Total System Services, Inc.	$11,650

		237,457

	Life Sciences Tools & Services — 0.5%
385	Agilent Technologies, Inc.(b)	19,677
215	Thermo Fisher Scientific, Inc.(b)	13,844

		33,521

	Machinery — 2.6%
353	Caterpillar, Inc.	37,580
76	Cummins, Inc.	7,865
278	Deere & Co.	22,921
136	Dover Corp.	9,221
219	Eaton Corp.	11,268
280	Joy Global, Inc.	26,667
241	Pall Corp.	13,551
231	Parker Hannifin Corp.	20,730
97	Snap-on, Inc.	6,061

		155,864

	Media — 3.9%
453	Cablevision Systems Corp., Class A	16,403
1,589	CBS Corp., Class B	45,271
1,692	Comcast Corp., Class A	42,875
148	DIRECTV, Class A(b)	7,521
1,577	Gannett Co., Inc.	22,583
1,559	Interpublic Group of Cos., Inc. (The)	19,488
288	McGraw-Hill Cos., Inc. (The)	12,070
124	Omnicom Group, Inc.	5,972
307	Time Warner Cable, Inc.	23,958
413	Viacom, Inc., Class B	21,063
187	Walt Disney Co. (The)	7,301
31	Washington Post Co. (The), Class B	12,987

		237,492

	Metals & Mining — 1.5%
1,505	Alcoa, Inc.	23,869
201	Cliffs Natural Resources, Inc.	18,583
802	Freeport-McMoRan Copper & Gold, Inc.	42,426
85	Newmont Mining Corp.	4,587

		89,465

	Multi Utilities — 1.2%
624	Ameren Corp.	17,996
674	CenterPoint Energy, Inc.	13,042
172	CMS Energy Corp.	3,387
353	DTE Energy Co.	17,657
387	Integrys Energy Group, Inc.	20,062

		72,144

See accompanying notes to financial statements.

|  92

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Multiline Retail — 1.0%
234	Big Lots, Inc.(b)	$7,757
120	Family Dollar Stores, Inc.	6,307
71	Kohl’s Corp.	3,551
910	Macy’s, Inc.	26,609
363	Target Corp.	17,028

		61,252

	Office Electronics — 0.4%
2,096	Xerox Corp.	21,819

	Oil, Gas & Consumable Fuels — 11.3%
31	Apache Corp.	3,825
248	Cabot Oil & Gas Corp.	16,445
1,191	Chevron Corp.	122,482
1,059	ConocoPhillips	79,626
1,036	El Paso Corp.	20,927
2,471	ExxonMobil Corp.	201,090
101	Hess Corp.	7,551
1,089	Marathon Oil Corp.	57,368
266	Murphy Oil Corp.	17,466
324	Occidental Petroleum Corp.	33,709
228	Peabody Energy Corp.	13,431
430	Sunoco, Inc.	17,935
1,871	Tesoro Corp.(b)	42,865
1,452	Valero Energy Corp.	37,128
499	Williams Cos., Inc. (The)	15,095

		686,943

	Paper & Forest Products — 0.6%
860	International Paper Co.	25,645
262	MeadWestvaco Corp.	8,727

		34,372

	Personal Products — 0.4%
231	Estee Lauder Cos., Inc. (The), Class A	24,299

	Pharmaceuticals — 3.8%
216	Abbott Laboratories	11,366
481	Eli Lilly & Co.	18,052
828	Forest Laboratories, Inc.(b)	32,574
786	Johnson & Johnson	52,285
307	Merck & Co., Inc.	10,834
4,314	Pfizer, Inc.	88,868
252	Watson Pharmaceuticals, Inc.(b)	17,320

		231,299

	Real Estate Management & Development — 0.4%
978	CB Richard Ellis Group, Inc., Class A(b)	24,558

	REITs — Apartments — 0.3%
26	AvalonBay Communities, Inc.	3,338

See accompanying notes to financial statements.

93  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	REITs — Apartments — continued
253	Equity Residential	$15,180

		18,518

	REITs — Diversified — 0.8%
193	Plum Creek Timber Co., Inc.	7,824
160	Vornado Realty Trust	14,909
1,169	Weyerhaeuser Co.	25,554

		48,287

	REITs — Office Property — 0.1%
47	Boston Properties, Inc.	4,990

	REITs — Regional Malls — 0.2%
107	Simon Property Group, Inc.	12,437

	REITs — Shopping Centers — 0.1%
283	Kimco Realty Corp.	5,275

	Road & Rail — 0.9%
891	CSX Corp.	23,362
73	Norfolk Southern Corp.	5,470
236	Union Pacific Corp.	24,638

		53,470

	Semiconductors & Semiconductor Equipment — 3.1%
591	Altera Corp.	27,393
165	Analog Devices, Inc.	6,458
1,057	Applied Materials, Inc.	13,751
1,413	Intel Corp.	31,312
175	KLA-Tencor Corp.	7,084
993	LSI Corp.(b)	7,070
188	Microchip Technology, Inc.	7,127
2,799	Micron Technology, Inc.(b)	20,936
345	Novellus Systems, Inc.(b)	12,468
699	NVIDIA Corp.(b)	11,139
1,577	Teradyne, Inc.(b)	23,340
449	Texas Instruments, Inc.	14,741
91	Xilinx, Inc.	3,319

		186,138

	Software — 4.3%
183	Autodesk, Inc.(b)	7,064
164	BMC Software, Inc.(b)	8,971
487	CA, Inc.	11,123
336	Citrix Systems, Inc.(b)	26,880
706	Compuware Corp.(b)	6,890
277	Electronic Arts, Inc.(b)	6,537
370	Intuit, Inc.(b)	19,188
2,576	Microsoft Corp.	66,976
1,678	Oracle Corp.	55,223
154	Red Hat, Inc.(b)	7,069
158	Salesforce.com, Inc.(b)	23,539

See accompanying notes to financial statements.

|  94

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Software — continued
1,006	Symantec Corp.(b)	$19,838

		259,298

	Specialty Retail — 3.5%
331	Abercrombie & Fitch Co., Class A	22,150
628	AutoNation, Inc.(b)	22,991
81	AutoZone, Inc.(b)	23,883
136	Best Buy Co., Inc.	4,272
179	CarMax, Inc.(b)	5,920
934	GameStop Corp., Class A(b)	24,910
321	Gap, Inc. (The)	5,810
861	Limited Brands, Inc.	33,105
363	Lowe’s Cos., Inc.	8,462
1,323	RadioShack Corp.	17,609
119	Ross Stores, Inc.	9,534
855	Staples, Inc.	13,509
283	Tiffany & Co.	22,221

		214,376

	Textiles, Apparel & Luxury Goods — 0.4%
197	Coach, Inc.	12,594
107	Polo Ralph Lauren Corp.	14,189

		26,783

	Tobacco — 1.8%
781	Altria Group, Inc.	20,626
123	Lorillard, Inc.	13,391
876	Philip Morris International, Inc.	58,491
436	Reynolds American, Inc.	16,154

		108,662

	Trading Companies & Distributors — 0.1%
41	W.W. Grainger, Inc.	6,300

	Wireless Telecommunication Services — 1.0%
1,795	MetroPCS Communications, Inc.(b)	30,892
5,924	Sprint Nextel Corp.(b)	31,930

		62,822

	Total Common Stocks (Identified Cost $5,331,738)	6,058,254

	Total Investments — 99.7% (Identified Cost $5,331,738)(a)	6,058,254
	Other assets less liabilities — 0.3%	17,754

	Net Assets — 100.0%	$6,076,008

See accompanying notes to financial statements.

91  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Westpeak ActiveBeta® Equity Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2011, the net unrealized appreciation on investments based on a cost of $5,331,738 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$806,977
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(80,461)

	Net unrealized appreciation	$726,516

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at June 30, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	11.3%
Health Care Providers & Services	4.8
Software	4.3
Computers & Peripherals	4.2
Media	3.9
IT Services	3.9
Pharmaceuticals	3.8
Energy Equipment & Services	3.6
Specialty Retail	3.5
Diversified Financial Services	3.3
Semiconductors & Semiconductor Equipment	3.1
Aerospace & Defense	2.9
Machinery	2.6
Diversified Telecommunication Services	2.5
Insurance	2.1
Communications Equipment	2.1
Industrial Conglomerates	2.0
Other Investments, less than 2% each	35.8

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  92

Statements of Assets & Liabilities

June 30, 2011 (Unaudited)

	CGM Advisor Targeted Equity Fund	Harris Associates Large Cap Value Fund	Natixis Diversified Income Fund*
ASSETS
Investments at cost	$832,714,209	$123,200,509	$63,581,180
Net unrealized appreciation	28,357,600	16,914,379	2,999,157

Investments at value	861,071,809	140,114,888	66,580,337
Cash	103,462	9,397	33,338
Foreign currency at value (identified cost $0, $0 and $21,692)	—	—	22,001
Receivable for Fund shares sold	551,777	6,701	436,517
Receivable for securities sold	16,938,743	1,854,639	426,342
Dividends and interest receivable	608,512	140,402	476,635
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	3,000
Tax reclaims receivable	—	—	2,298

TOTAL ASSETS	879,274,303	142,126,027	67,980,468

LIABILITIES
Payable for securities purchased	18,259,544	525,445	91,300
Payable for Fund shares redeemed	2,580,236	48,652	300,768
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	2,512
Management fees payable (Note 6)	475,428	90,643	30,275
Deferred Trustees’ fees (Note 6)	692,727	362,201	50,963
Administrative fees payable (Note 6)	31,711	5,191	2,538
Other accounts payable and accrued expenses	227,957	99,196	47,378

TOTAL LIABILITIES	22,267,603	1,131,328	525,734

NET ASSETS	$857,006,700	$140,994,699	$67,454,734

NET ASSETS CONSIST OF:
Paid-in capital	$760,916,287	$144,908,050	$84,847,619
Undistributed (Distributions in excess of) net investment income/Accumulated net investment (loss)	(358,716)	(105,476)	195,097
Accumulated net realized gain (loss) on investments and foreign currency transactions	68,091,529	(20,722,254)	(20,589,609)
Net unrealized appreciation on investments and foreign currency translations	28,357,600	16,914,379	3,001,627

NET ASSETS	$857,006,700	$140,994,699	$67,454,734

*	Formerly Natixis Income Diversified Portfolio.

See accompanying notes to financial statements.

93  |

	Natixis U.S. Multi-Cap Equity Fund**	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund	Westpeak ActiveBeta® Equity Fund
ASSETS
Investments at cost	$313,430,442	$470,018,247	$85,678,340	$5,331,738
Net unrealized appreciation	74,913,781	74,367,740	8,139,105	726,516

Investments at value	388,344,223	544,385,987	93,817,445	6,058,254
Cash	7,048	—	—	14,723
Receivable for Fund shares sold	142,423	93,046	1,776,482	—
Receivable from investment adviser (Note 6)	—	—	—	38,089
Receivable for securities sold	2,402,112	—	350,447	—
Dividends and interest receivable	255,865	960,648	103,911	6,083
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	—	—
Tax reclaims receivable	—	—	—	46

TOTAL ASSETS	391,151,671	545,439,681	96,048,285	6,117,195

LIABILITIES
Options written, at value (premiums received $59,875, $0, $0 and $0) (Note 2)	108,570	—	—	—
Payable for securities purchased	4,042,045	2,073,194	312,677	—
Payable for Fund shares redeemed	337,005	559,189	106,175	—
Management fees payable (Note 6)	245,231	412,383	64,429	—
Deferred Trustees’ fees (Note 6)	403,290	148,891	25,728	8,182
Administrative fees payable (Note 6)	14,139	21,130	3,427	8,082
Other accounts payable and accrued expenses	177,343	170,382	28,964	24,923

TOTAL LIABILITIES	5,327,623	3,385,169	541,400	41,187

NET ASSETS	$385,824,048	$542,054,512	$95,506,885	$6,076,008

NET ASSETS CONSIST OF:
Paid-in capital	$307,268,811	$406,239,830	$81,589,962	$5,071,076
Undistributed (Distributions in excess of) net investment income/Accumulated net investment (loss)	(1,242,140)	515,426	(74,644)	19,548
Accumulated net realized gain (loss) on investments, options written and foreign currency transactions	4,932,291	60,931,516	5,852,462	258,868
Net unrealized appreciation on investments, options written and foreign currency translations	74,865,086	74,367,740	8,139,105	726,516

NET ASSETS	$385,824,048	$542,054,512	$95,506,885	$6,076,008

**	Formerly Natixis U.S. Diversified Portfolio.

See accompanying notes to financial statements.

|  94

Statements of Assets & Liabilities (continued)

June 30, 2011 (Unaudited)

	CGM Advisor Targeted Equity Fund	Harris Associates Large Cap Value Fund	Natixis Diversified Income Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$663,945,562	$120,575,649	$38,237,115

Shares of beneficial interest	61,859,111	8,074,156	3,487,850

Net asset value and redemption price per share	$10.73	$14.93	$10.96

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$11.38	$15.84	$11.48

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$7,660,126	$4,504,379	$—

Shares of beneficial interest	796,108	328,252	—

Net asset value and offering price per share	$9.62	$13.72	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$68,339,258	$6,813,221	$29,217,619

Shares of beneficial interest	7,138,293	498,236	2,671,555

Net asset value and offering price per share	$9.57	$13.67	$10.94

Class Y shares:
Net assets	$117,061,754	$9,101,450	$—

Shares of beneficial interest	10,631,139	588,968	—

Net asset value, offering and redemption price per share	$11.01	$15.45	$—

See accompanying notes to financial statements.

95  |

	Natixis U.S. Multi-Cap Equity Fund	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund	Westpeak ActiveBeta® Equity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$328,384,248	$297,231,977	$20,093,899	$1,210

Shares of beneficial interest	12,162,521	12,774,067	1,224,472	101

Net asset value and redemption price per share	$27.00	$23.27	$16.41	$11.98

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$28.65	$24.69	$17.41	$12.71

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$23,127,860	$6,538,407	$—	$—

Shares of beneficial interest	1,001,846	326,284	—	—

Net asset value and offering price per share	$23.09	$20.04	$—	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$32,585,864	$37,874,377	$2,093,824	$1,206

Shares of beneficial interest	1,410,931	1,889,587	129,178	101

Net asset value and offering price per share	$23.10	$20.04	$16.21	$11.94

Class Y shares:
Net assets	$1,726,076	$200,409,751	$73,319,162	$6,073,592

Shares of beneficial interest	59,252	8,499,043	4,448,792	506,181

Net asset value, offering and redemption price per share	$29.13	$23.58	$16.48	$12.00

See accompanying notes to financial statements.

|  96

Statements of Operations

For the Six Months Ended June 30, 2011 (Unaudited)

	CGM Advisor Targeted Equity Fund	Harris Associates Large Cap Value Fund	Natixis Diversified Income Fund*
INVESTMENT INCOME
Dividends	$5,874,941	$1,212,107	$572,102
Interest	4,816	—	1,046,282
Less net foreign taxes withheld	(222,466)	(707)	(1,704)

	5,657,291	1,211,400	1,616,680

Expenses
Management fees (Note 6)	3,202,331	500,036	179,211
Service and distribution fees (Note 6)	1,315,187	212,526	186,885
Administrative fees (Note 6)	216,352	33,160	15,123
Trustees’ fees and expenses (Note 6)	34,144	18,709	9,897
Transfer agent fees and expenses (Note 6)	438,226	118,427	18,014
Audit and tax services fees	25,003	21,340	23,396
Custodian fees and expenses	23,934	11,845	18,547
Legal fees	8,146	1,201	571
Registration fees	37,475	29,526	19,062
Shareholder reporting expenses	18,001	6,202	1,036
Miscellaneous expenses	17,080	5,793	5,057

Total expenses	5,335,879	958,765	476,799
Fee/expense recovery (Note 6)	—	3,824	—

Net expenses	5,335,879	962,589	476,799

Net investment income (loss)	321,412	248,811	1,139,881

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	195,992,393	1,042,899	626,076
Foreign currency transactions	—	—	(4,543)
Net change in unrealized appreciation (depreciation) on:
Investments	(229,984,041)	6,277,693	2,595,441
Foreign currency translations	—	—	6,572

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(33,991,648)	7,320,592	3,223,546

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(33,670,236)	$7,569,403	$4,363,427

*	Formerly Natixis Income Diversified Portfolio.

See accompanying notes to financial statements.

97  |

	Natixis U.S. Multi-Cap Equity Fund**	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund	Westpeak ActiveBeta® Equity Fund
INVESTMENT INCOME
Dividends	$1,997,138	$4,465,083	$400,692	$51,825
Less net foreign taxes withheld	(502)	—	—	(26)

	1,996,636	4,465,083	400,692	51,799

Expenses
Management fees (Note 6)	1,691,522	2,618,280	295,720	17,879
Service and distribution fees (Note 6)	693,687	605,268	28,758	7
Administrative fees (Note 6)	88,822	135,033	17,141	49,589
Trustees’ fees and expenses (Note 6)	21,777	16,616	9,175	8,200
Transfer agent fees and expenses (Note 6)	291,462	329,000	24,297	66
Audit and tax services fees	30,353	20,390	19,725	20,489
Custodian fees and expenses	27,075	18,089	12,562	8,884
Legal fees	3,407	4,633	499	51
Registration fees	29,056	34,920	29,070	40,144
Shareholder reporting expenses	13,122	14,013	7,429	1,500
Miscellaneous expenses	11,595	11,283	4,629	1,630

Total expenses	2,901,878	3,807,525	449,005	148,439
Fee/expense recovery (Note 6)	—	—	4,915	—
Less waiver and/or expense reimbursement (Note 6)	(59,291)	—	—	(120,123)

Net expenses	2,842,587	3,807,525	453,920	28,316

Net investment income (loss)	(845,951)	657,558	(53,228)	23,483

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	43,549,940	64,899,400	6,206,055	262,591
Options written	(52,633)	—	—	—
Foreign currency transactions	4,555	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(16,030,108)	(30,897,251)	156,206	67,472
Options written	(48,695)	—	—	—
Foreign currency translations	(99)	—	—	—

Net realized and unrealized gain (loss) on investments, options written and foreign currency transactions	27,422,960	34,002,149	6,362,261	330,063

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,577,009	$34,659,707	$6,309,033	$353,546

**	Formerly Natixis U.S. Diversified Portfolio.

See accompanying notes to financial statements.

|  98

Statements of Changes In Net Assets

	CGM Advisor Targeted Equity Fund
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$321,412	$4,542,096
Net realized gain (loss) on investments	195,992,393	145,665,093
Net change in unrealized appreciation (depreciation) on investments	(229,984,041)	3,002,654

Net increase (decrease) in net assets resulting from operations	(33,670,236)	153,209,843

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(3,682,006)
Class B	—	(375)
Class C	—	(2,612)
Class Y	—	(963,306)

Total distributions	—	(4,648,299)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(91,696,224)	(212,514,662)

Net increase (decrease) in net assets	(125,366,460)	(63,953,118)
NET ASSETS
Beginning of the period	982,373,160	1,046,326,278

End of the period	$857,006,700	$982,373,160

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(358,716)	$(680,128)

See accompanying notes to financial statements.

99  |

	Harris Associates Large Cap Value Fund
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$248,811	$401,990
Net realized gain (loss) on investments	1,042,899	(1,313,526)
Net change in unrealized appreciation (depreciation) on investments	6,277,693	17,456,589

Net increase (decrease) in net assets resulting from operations	7,569,403	16,545,053

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(32,259)	(471,512)
Class B	(1,388)	(7,875)
Class C	(2,052)	(8,448)
Class Y	(2,385)	(58,296)

Total distributions	(38,084)	(546,131)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(8,073,973)	(10,294,109)

Net increase (decrease) in net assets	(542,654)	5,704,813
NET ASSETS
Beginning of the period	141,537,353	135,832,540

End of the period	$140,994,699	$141,537,353

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(105,476)	$(316,203)

See accompanying notes to financial statements.

|  100

Statements of Changes In Net Assets (continued)

	Natixis Diversified Income Fund*
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$1,139,881	$1,898,058
Net realized gain (loss) on investments and foreign currency transactions	621,533	966,526
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,602,013	6,183,219

Net increase (decrease) in net assets resulting from operations	4,363,427	9,047,803

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(651,728)	(1,156,917)
Class C	(388,118)	(644,276)

Total distributions	(1,039,846)	(1,801,193)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	989,231	(3,201,800)

Net increase (decrease) in net assets	4,312,812	4,044,810
NET ASSETS
Beginning of the period	63,141,922	59,097,112

End of the period	$67,454,734	$63,141,922

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$195,097	$95,062

*	Formerly Natixis Income Diversified Portfolio.

See accompanying notes to financial statements.

101  |

	Natixis U.S. Multi-Cap Equity Fund**
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$(845,951)	$4,989
Net realized gain (loss) on investments, options written and foreign currency transactions	43,501,862	40,357,533
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	(16,078,902)	28,130,781

Net increase (decrease) in net assets resulting from operations	26,577,009	68,493,303

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(487,074)
Class Y	—	(4,611)

Total distributions	—	(491,685)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(16,152,954)	(44,819,314)

Increase from regulatory settlements	—	61,116

Net increase (decrease) in net assets	10,424,055	23,243,420
NET ASSETS
Beginning of the period	375,399,993	352,156,573

End of the period	$385,824,048	$375,399,993

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(1,242,140)	$(396,189)

**	Formerly Natixis U.S. Diversified Portfolio.

See accompanying notes to financial statements.

|  102

Statements of Changes In Net Assets (continued)

	Vaughan Nelson Small Cap Value Fund
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$657,558	$91,305
Net realized gain (loss) on investments	64,899,400	119,759,809
Net change in unrealized appreciation (depreciation) on investments	(30,897,251)	(2,048,591)

Net increase (decrease) in net assets resulting from operations	34,659,707	117,802,523

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized capital gains
Class A	(11,541,362)	(49,985,276)
Class B	(302,541)	(1,639,642)
Class C	(1,676,130)	(7,933,438)
Class Y	(8,809,381)	(40,435,533)

Total distributions	(22,329,414)	(99,993,889)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(1,623,173)	(92,687,439)

Increase from regulatory settlements	—	493,744

Net increase (decrease) in net assets	10,707,120	(74,385,061)
NET ASSETS
Beginning of the period	531,347,392	605,732,453

End of the period	$542,054,512	$531,347,392

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$515,426	$(142,132)

See accompanying notes to financial statements.

103  |

	Vaughan Nelson Value Opportunity Fund
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$(53,228)	$293,964
Net realized gain (loss) on investments	6,206,055	(366,346)
Net change in unrealized appreciation (depreciation) on investments	156,206	7,380,666

Net increase (decrease) in net assets resulting from operations	6,309,033	7,308,284

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(53,709)
Class C	—	(2,143)
Class Y	—	(226,813)
Net realized capital gains
Class A	—	(13,079)
Class C	—	(823)
Class Y	—	(51,747)
Distributions from paid-in capital
Class A	—	(44,021)
Class C	—	(1,747)
Class Y	—	(186,046)

Total distributions	—	(580,128)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	36,391,083	33,438,367

Net increase (decrease) in net assets	42,700,116	40,166,523
NET ASSETS
Beginning of the period	52,806,769	12,640,246

End of the period	$95,506,885	$52,806,769

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(74,644)	$(21,416)

See accompanying notes to financial statements.

|  104

Statements of Changes In Net Assets (continued)

	Westpeak ActiveBeta® Equity Fund
	Six Months Ended June 30, 2011 (Unaudited)	Period Ended December 31, 2010(a)
FROM OPERATIONS:
Net investment income (loss)	$23,483	$25,178
Net realized gain (loss) on investments	262,591	36,238
Net change in unrealized appreciation (depreciation) on investments	67,472	659,044

Net increase (decrease) in net assets resulting from operations	353,546	720,460

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	— (b)	(5)
Class C	— (b)	(1)
Class Y	(1,257)	(29,250)
Net realized capital gains
Class A	(8)	—
Class C	(8)	—
Class Y	(41,465)	—

Total distributions	(42,738)	(29,256)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	42,738	5,031,258

Net increase (decrease) in net assets	353,546	5,722,462
NET ASSETS
Beginning of the period	5,722,462	—

End of the period	$6,076,008	$5,722,462

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$19,548	$(2,678)

(a)	From commencement of operations on July 30, 2010 through December 31, 2010.
(b)	Amount rounds to less than $1.00.

See accompanying notes to financial statements.

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|  106

Financial Highlights

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)
CGM ADVISOR TARGETED EQUITY FUND
Class A
6/30/2011(g)	$11.12	$0.01		$(0.40)	$(0.39)	$—	$—	$—
12/31/2010	9.54	0.05	(h)	1.58	1.63	(0.05)	—	(0.05)
12/31/2009	7.66	0.05		1.88	1.93	(0.05)	—	(0.05)
12/31/2008	13.01	0.09		(4.94)	(4.85)	(0.06)	(0.44)	(0.50)
12/31/2007	10.70	0.05		3.54	3.59	(0.13)	(1.15)	(1.28)
12/31/2006	10.22	0.08		0.78	0.86	(0.07)	(0.31)	(0.38)
Class B
6/30/2011(g)	10.01	(0.03)		(0.36)	(0.39)	—	—	—
12/31/2010	8.61	(0.02	)(h)	1.42	1.40	(0.00)	—	(0.00)
12/31/2009	6.92	(0.01)		1.70	1.69	—	—	—
12/31/2008	11.81	(0.00)		(4.45)	(4.45)	(0.00)	(0.44)	(0.44)
12/31/2007	9.84	(0.04)		3.24	3.20	(0.08)	(1.15)	(1.23)
12/31/2006	9.48	0.00		0.74	0.74	(0.07)	(0.31)	(0.38)
Class C
6/30/2011(g)	9.96	(0.03)		(0.36)	(0.39)	—	—	—
12/31/2010	8.57	(0.02	)(h)	1.41	1.39	(0.00)	—	(0.00)
12/31/2009	6.89	(0.01)		1.69	1.68	(0.00)	—	(0.00)
12/31/2008	11.79	0.02		(4.46)	(4.44)	(0.02)	(0.44)	(0.46)
12/31/2007	9.84	(0.03)		3.22	3.19	(0.09)	(1.15)	(1.24)
12/31/2006	9.48	0.00		0.74	0.74	(0.07)	(0.31)	(0.38)
Class Y
6/30/2011(g)	11.40	0.02		(0.41)	(0.39)	—	—	—
12/31/2010	9.78	0.07	(h)	1.63	1.70	(0.08)	—	(0.08)
12/31/2009	7.84	0.06		1.96	2.02	(0.08)	—	(0.08)
12/31/2008	13.32	0.13		(5.09)	(4.96)	(0.08)	(0.44)	(0.52)
12/31/2007	10.93	0.09		3.61	3.70	(0.16)	(1.15)	(1.31)
12/31/2006	10.42	0.11		0.82	0.93	(0.11)	(0.31)	(0.42)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2011 (Unaudited).

See accompanying notes to financial statements.

107  |

					Ratios to Average Net Assets:
Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$—		$10.73	(3.51)	$663,946	1.11	1.11	0.10		118
—		11.12	17.14	753,518	1.16	1.16	0.52	(h)	146
—		9.54	25.19	693,386	1.19	1.19	0.69		170
0.00	(i)	7.66	(38.36)	796,146	1.10	1.10	0.83		211
0.00		13.01	34.42	826,867	1.17	1.17	0.45		179
0.00		10.70	8.52	679,897	1.16	1.16	0.76		171

—		9.62	(3.90)	7,660	1.86	1.86	(0.65)		118
—		10.01	16.26	9,934	1.91	1.91	(0.28	)(h)	146
—		8.61	24.42	12,401	1.94	1.94	(0.11)		170
0.00	(i)	6.92	(38.90)	13,971	1.85	1.85	(0.03)		211
0.00		11.81	33.41	32,297	1.92	1.92	(0.34)		179
0.00		9.84	7.83	43,032	1.91	1.91	0.02		171

—		9.57	(3.92)	68,339	1.86	1.86	(0.65)		118
—		9.96	16.22	81,291	1.91	1.91	(0.23	)(h)	146
—		8.57	24.42	75,098	1.95	1.95	(0.14)		170
0.00	(i)	6.89	(38.85)	59,544	1.85	1.85	0.17		211
0.00		11.79	33.47	19,753	1.93	1.93	(0.24)		179
0.00		9.84	7.72	8,688	1.90	1.90	0.04		171

—		11.01	(3.42)	117,062	0.86	0.86	0.35		118
—		11.40	17.39	137,631	0.91	0.91	0.69	(h)	146
—		9.78	25.75	265,441	0.94	0.94	0.64		170
0.00	(i)	7.84	(38.28)	44,240	0.85	0.85	1.21		211
0.00		13.32	34.75	17,520	0.90	0.90	0.74		179
0.00		10.93	8.99	11,714	0.87	0.87	1.05		171

(h)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.02, $(0.05), $(0.05) and $0.05 for Class A, Class B, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.23%, (0.53)%, (0.52)% and 0.48% for Class A, Class B, Class C and Class Y shares, respectively.
(i)	Effective June 2, 2008, redemption fees were eliminated.

See accompanying notes to financial statements.

|  108

Financial Highlights (continued)

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:					Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)
HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class A
6/30/2011(g)	$14.17	$0.03		$0.73		$0.76	$(0.00)	$—	$(0.00)
12/31/2010	12.58	0.05		1.60		1.65	(0.06)	—	(0.06)
12/31/2009	8.77	0.05	(i)	3.81		3.86	(0.05)	—	(0.05)
12/31/2008	14.97	0.13		(6.20)		(6.07)	(0.13)	—	(0.13)
12/31/2007	15.49	0.05		(0.48	)(j)	(0.43)	(0.09)	—	(0.09)
12/31/2006	13.33	0.06		2.13		2.19	(0.03)	—	(0.03)
Class B
6/30/2011(g)	13.07	(0.02)		0.67		0.65	(0.00)	—	(0.00)
12/31/2010	11.65	(0.05)		1.48		1.43	(0.01)	—	(0.01)
12/31/2009	8.16	(0.02	)(i)	3.52		3.50	(0.01)	—	(0.01)
12/31/2008	13.84	0.03		(5.70)		(5.67)	(0.01)	—	(0.01)
12/31/2007	14.39	(0.06)		(0.45	)(j)	(0.51)	(0.04)	—	(0.04)
12/31/2006	12.48	(0.04)		1.98		1.94	(0.03)	—	(0.03)
Class C
6/30/2011(g)	13.02	(0.02)		0.67		0.65	(0.00)	—	(0.00)
12/31/2010	11.61	(0.05)		1.47		1.42	(0.01)	—	(0.01)
12/31/2009	8.13	(0.02	)(i)	3.51		3.49	(0.01)	—	(0.01)
12/31/2008	13.82	0.03		(5.69)		(5.66)	(0.03)	—	(0.03)
12/31/2007	14.37	(0.06)		(0.45	)(j)	(0.51)	(0.04)	—	(0.04)
12/31/2006	12.46	(0.04)		1.98		1.94	(0.03)	—	(0.03)
Class Y
6/30/2011(g)	14.65	0.05		0.75		0.80	(0.00)	—	(0.00)
12/31/2010	12.99	0.08		1.67		1.75	(0.09)	—	(0.09)
12/31/2009	9.05	0.08	(i)	3.93		4.01	(0.07)	—	(0.07)
12/31/2008	15.47	0.19		(6.42)		(6.23)	(0.19)	—	(0.19)
12/31/2007	16.01	0.12		(0.51	)(j)	(0.39)	(0.15)	—	(0.15)
12/31/2006	13.72	0.12		2.20		2.32	(0.03)	—	(0.03)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

109  |

				Ratios to Average Net Assets:
Increase from regulatory settlements (b)	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$ —	$14.93	5.39	$120,576	1.30	(h)	1.30	(h)	0.40	19
—	14.17	13.08	118,938	1.30		1.39		0.36	32
0.00	12.58	44.03	113,309	1.30		1.50		0.53	131
—	8.77	(40.45)	85,761	1.28		1.28		1.04	38
—	14.97	(2.94)	172,468	1.28	(k)(l)	1.28	(k)	0.35	30
—	15.49	16.50	195,714	1.30		1.30		0.44	23

—	13.72	5.00	4,504	2.05	(h)	2.05	(h)	(0.37)	19
—	13.07	12.31	5,614	2.05		2.13		(0.40)	32
0.00	11.65	42.88	7,864	2.05		2.25		(0.22)	131
—	8.16	(40.87)	8,191	2.03		2.04		0.25	38
—	13.84	(3.68)	23,916	2.04	(k)(l)	2.04	(k)	(0.44)	30
—	14.39	15.61	42,894	2.05		2.07		(0.33)	23

—	13.67	5.02	6,813	2.05	(h)	2.05	(h)	(0.36)	19
—	13.02	12.26	7,399	2.05		2.14		(0.39)	32
0.00	11.61	42.91	7,208	2.05		2.25		(0.22)	131
—	8.13	(40.90)	6,222	2.03		2.03		0.26	38
—	13.82	(3.69)	15,616	2.04	(k)(l)	2.04	(k)	(0.41)	30
—	14.37	15.64	18,089	2.05		2.06		(0.32)	23

—	15.45	5.49	9,101	1.05	(h)	1.05	(h)	0.64	19
—	14.65	13.47	9,586	1.05		1.14		0.61	32
0.00	12.99	44.39	7,450	1.05		1.12		0.77	131
—	9.05	(40.18)	5,842	0.84		0.84		1.47	38
—	15.47	(2.59)	11,840	0.91	(l)	0.91		0.72	30
—	16.01	16.97	14,057	0.91	(k)	0.91	(k)	0.82	23

(g)	For the six months ended June 30, 2011 (Unaudited).
(h)	Includes fee/expense recovery of 0.01%, less than 0.01%, 0.01% and 0.01% for Class A, B, C and Y, respectively.
(i)	Includes a non-recurring dividend of $0.01 per share.
(j)	Includes a litigation payment of $0.02 per share.
(k)	Includes fee/expense recovery of less than 0.01%, 0.02%, 0.01% and 0.04% for Class A, B, C and Y, respectively.
(l)	Effect of voluntary waiver of expenses by adviser was less than 0.005%.

See accompanying notes to financial statements.

|  110

Financial Highlights (continued)

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
NATIXIS DIVERSIFIED INCOME FUND*
Class A
6/30/2011(f)	$10.41	$0.20	$0.54	$0.74	$(0.19)	$—	$(0.19)
12/31/2010	9.22	0.34	1.18	1.52	(0.33)	—	(0.33)
12/31/2009	7.18	0.36	1.97	2.33	(0.29)	—	(0.29)
12/31/2008	10.26	0.47	(2.96)	(2.49)	(0.49)	(0.10)	(0.59)
12/31/2007	11.15	0.41	(0.71)	(0.30)	(0.45)	(0.14)	(0.59)
12/31/2006	10.07	0.29	1.12	1.41	(0.32)	(0.01)	(0.33)
Class C
6/30/2011(f)	10.39	0.16	0.54	0.70	(0.15)	—	(0.15)
12/31/2010	9.20	0.27	1.17	1.44	(0.25)	—	(0.25)
12/31/2009	7.17	0.30	1.97	2.27	(0.24)	—	(0.24)
12/31/2008	10.24	0.40	(2.95)	(2.55)	(0.42)	(0.10)	(0.52)
12/31/2007	11.12	0.33	(0.70)	(0.37)	(0.37)	(0.14)	(0.51)
12/31/2006	10.07	0.22	1.09	1.31	(0.25)	(0.01)	(0.26)

*	Formerly Natixis Income Diversified Portfolio.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

111  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)		Net investment income (%) (e)	Portfolio turnover rate (%)

$10.96	7.12	$38,237	1.14		1.14		3.82	10
10.41	16.73	35,787	1.19		1.19		3.51	28
9.22	33.32	33,796	1.21		1.21		4.67	22
7.18	(25.26)	31,709	1.09		1.10		5.10	23
10.26	(2.80)	54,733	1.08	(g)	1.09	(g)	3.76	50
11.15	14.24	37,117	1.25		1.30		2.72	52

10.94	6.74	29,218	1.89		1.89		3.07	10
10.39	15.90	27,355	1.94		1.94		2.76	28
9.20	32.24	25,301	1.96		1.96		3.90	22
7.17	(25.78)	30,336	1.84		1.84		4.30	23
10.24	(3.52)	70,179	1.83	(g)	1.84	(g)	3.00	50
11.12	13.33	49,027	2.00		2.05		2.02	52

(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	For the six months ended June 30, 2011 (Unaudited).
(g)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  112

Financial Highlights (continued)

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
NATIXIS U.S. MULTI-CAP EQUITY FUND*
Class A
6/30/2011(g)	$25.17	$(0.04)		$1.87	$1.83	$—	$—	$—
12/31/2010	20.68	0.03	(i)	4.50	4.53	(0.04)	—	(0.04)
12/31/2009	15.16	(0.01)		5.53	5.52	—	—	—
12/31/2008	25.76	0.02	(j)	(10.20)	(10.18)	—	(0.42)	(0.42)
12/31/2007	22.94	(0.06)		3.19	3.13	—	(0.31)	(0.31)
12/31/2006	20.17	0.04		2.73	2.77	—	—	—
Class B
6/30/2011(g)	21.60	(0.12)		1.61	1.49	—	—	—
12/31/2010	17.85	(0.12	)(i)	3.87	3.75	—	—	—
12/31/2009	13.19	(0.12)		4.78	4.66	—	—	—
12/31/2008	22.63	(0.13	)(j)	(8.89)	(9.02)	—	(0.42)	(0.42)
12/31/2007	20.33	(0.22)		2.83	2.61	—	(0.31)	(0.31)
12/31/2006	18.01	(0.11)		2.43	2.32	—	—	—
Class C
6/30/2011(g)	21.61	(0.12)		1.61	1.49	—	—	—
12/31/2010	17.86	(0.12	)(i)	3.87	3.75	—	—	—
12/31/2009	13.19	(0.12)		4.79	4.67	—	—	—
12/31/2008	22.65	(0.13	)(j)	(8.91)	(9.04)	—	(0.42)	(0.42)
12/31/2007	20.36	(0.22)		2.82	2.60	—	(0.31)	(0.31)
12/31/2006	18.03	(0.11)		2.44	2.33	—	—	—
Class Y
6/30/2011(g)	27.12	(0.01)		2.02	2.01	—	—	—
12/31/2010	22.27	0.05	(i)	4.90	4.95	(0.10)	—	(0.10)
12/31/2009	16.29	0.04		5.94	5.98	—	—	—
12/31/2008	27.58	0.07	(j)	(10.94)	(10.87)	—	(0.42)	(0.42)
12/31/2007	24.45	0.03		3.41	3.44	—	(0.31)	(0.31)
12/31/2006	21.41	0.14		2.90	3.04	—	—	—

*	Formerly Natixis U.S. Diversified Portfolio.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

113  |

				Ratios to Average Net Assets:
Increase from regulatory settlements (b)	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (e)	Net investment income (loss) (%) (e)		Portfolio turnover rate (%)

$—	$27.00	7.27	$328,384	1.37	(h)	1.40	(0.33)		55
0.00	25.17	21.90	314,384	1.40		1.50	0.14	(i)	79
—	20.68	36.41	280,846	1.40		1.56	(0.05)		115
—	15.16	(40.05)	228,549	1.43		1.43	0.08		110
—	25.76	13.69	407,228	1.47		1.47	(0.24)		82
—	22.94	13.68	393,430	1.46		1.46	0.17		83

—	23.09	6.90	23,128	2.13	(h)	2.16	(1.10)		55
0.00	21.60	21.01	28,787	2.15		2.25	(0.66	)(i)	79
—	17.85	35.33	37,406	2.15		2.31	(0.80)		115
—	13.19	(40.47)	40,868	2.18		2.19	(0.70)		110
—	22.63	12.83	119,028	2.21		2.21	(1.00)		82
—	20.33	12.88	147,819	2.22		2.22	(0.60)		83

—	23.10	6.90	32,586	2.12	(h)	2.15	(1.08)		55
0.00	21.61	21.00	30,912	2.15		2.25	(0.62	)(i)	79
—	17.86	35.41	28,580	2.15		2.31	(0.80)		115
—	13.19	(40.53)	24,079	2.18		2.18	(0.68)		110
—	22.65	12.82	47,239	2.22		2.22	(0.99)		82
—	20.36	12.87	46,064	2.22		2.22	(0.59)		83

—	29.13	7.41	1,726	1.12	(h)	1.17	(0.06)		55
0.00	27.12	22.21	1,317	1.15		1.24	0.22	(i)	79
—	22.27	36.71	5,325	1.15		1.22	0.20		115
—	16.29	(39.89)	5,611	1.17		1.23	0.31		110
—	27.58	14.02	16,649	1.12		1.12	0.10		82
—	24.45	14.20	21,155	1.03		1.03	0.60		83

(g)	For the six months ended June 30, 2011 (Unaudited).
(h)	Effective June 1, 2011, the expense limit decreased to 1.30%. 2.05%, 2.05% and 1.05% for Class A, Class B, Class C and Class Y shares, respectively.
(i)	Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.04), $(0.18), $(0.18) and $(0.02) for Class A, Class B, Class C and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (0.19)%, (0.98)%, (0.94)% and (0.08)% for Class A, Class B, Class C and Class Y shares, respectively.
(j)	Includes a non-recurring dividend of $0.02 per share.

See accompanying notes to financial statements.

|  114

Financial Highlights (continued)

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
VAUGHAN NELSON SMALL CAP VALUE FUND
Class A
6/30/2011(g)	$22.69	$0.02		$1.45	$1.47	$—	$(0.89)	$(0.89)
12/31/2010	22.31	(0.01)		5.27	5.26	—	(4.90)	(4.90)
12/31/2009	17.42	0.05	(h)	4.88	4.93	(0.04)	—	(0.04)
12/31/2008	22.11	0.03		(4.69)	(4.66)	—	(0.03)	(0.03)
12/31/2007	20.90	(0.02)		1.23	1.21	—	—	—
12/31/2006	17.69	(0.05)		3.26	3.21	—	—	—
Class B
6/30/2011(g)	19.73	(0.06)		1.26	1.20	—	(0.89)	(0.89)
12/31/2010	20.06	(0.17)		4.72	4.55	—	(4.90)	(4.90)
12/31/2009	15.76	(0.09	)(h)	4.39	4.30	—	—	—
12/31/2008	20.15	(0.14)		(4.22)	(4.36)	—	(0.03)	(0.03)
12/31/2007	19.19	(0.17)		1.13	0.96	—	—	—
12/31/2006	16.36	(0.20)		3.03	2.83	—	—	—
Class C
6/30/2011(g)	19.74	(0.06)		1.25	1.19	—	(0.89)	(0.89)
12/31/2010	20.07	(0.16)		4.71	4.55	—	(4.90)	(4.90)
12/31/2009	15.76	(0.08	)(h)	4.39	4.31	—	—	—
12/31/2008	20.16	(0.13)		(4.24)	(4.37)	—	(0.30)	(0.03)
12/31/2007	19.19	(0.17)		1.14	0.97	—	—	—
12/31/2006	16.37	(0.19)		3.01	2.82	—	—	—
Class Y
6/30/2011(g)	22.96	0.05		1.46	1.51	—	(0.89)	(0.89)
12/31/2010	22.47	0.06		5.31	5.37	—	(4.90)	(4.90)
12/31/2009	17.55	0.12	(h)	4.90	5.02	(0.10)	—	(0.10)
12/31/2008	22.20	0.12		(4.74)	(4.62)	—	(0.03)	(0.03)
12/31/2007	20.91	0.04		1.25	1.29	—	—	—
12/31/2006(l)	19.02	0.02		1.87	1.89	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

115  |

						Ratios to Average Net Assets:
Increase from regulatory settlements	Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$—	$—		$23.27	6.47	$297,232	1.35		1.35		0.19	48
0.02	—		22.69	23.67	267,192	1.41		1.41		(0.03)	80
—	—		22.31	28.30	322,961	1.45		1.49		0.27	102
—	0.00	(i)	17.42	(21.11)	171,875	1.45		1.51		0.13	124
—	0.00		22.11	5.84	103,719	1.49		1.57		(0.11)	78
—	0.00		20.90	18.09	85,285	1.59		1.59		(0.28)	88

—	—		20.04	6.07	6,538	2.10		2.10		(0.63)	48
0.02	—		19.73	22.78	7,996	2.16		2.16		(0.78)	80
—	—		20.06	27.28	10,630	2.20		2.24		(0.56)	102
—	0.00	(i)	15.76	(21.67)	11,788	2.20		2.26		(0.78)	124
—	0.00		20.15	5.06	25,076	2.24		2.31		(0.84)	78
—	0.00		19.19	17.24	32,606	2.37		2.37		(1.10)	88

—	—		20.04	6.01	37,874	2.10		2.10		(0.58)	48
0.02	—		19.74	22.78	38,855	2.16		2.16		(0.76)	80
—	—		20.07	27.35	39,238	2.20		2.24		(0.48)	102
—	0.00	(i)	15.76	(21.71)	21,861	2.20		2.26		(0.68)	124
—	0.00		20.16	5.05	21,765	2.24		2.32		(0.85)	78
—	0.00		19.19	17.23	18,186	2.35		2.35		(1.04)	88

—	—		23.58	6.57	200,410	1.10		1.10		0.43	48
0.02	—		22.96	24.00	217,305	1.16		1.16		0.24	80
—	—		22.47	28.61	232,903	1.18	(j)	1.18	(j)	0.60	102
—	0.00	(i)	17.55	(20.81)	71,568	1.20		1.21		0.65	124
—	0.00		22.20	6.12	1,241	1.19	(k)	1.19	(k)	0.17	78
—	0.00		20.91	9.94	427	1.35		1.90		0.35	88

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2011 (Unaudited).
(h)	Includes a non-recurring dividend of $0.03 per share.
(i)	Effective June 2, 2008, redemption fees were eliminated.
(j)	Includes fee/expense recovery of less than 0.01%.
(k)	Includes fee/expense recovery of 0.04%.
(l)	From commencement of Class operations on August 31, 2006 through December 31, 2006.

See accompanying notes to financial statements.

|  116

Financial Highlights (continued)

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Distributions from paid-in capital	Total distributions
VAUGHAN NELSON VALUE OPPORTUNITY FUND
Class A
6/30/2011(g)	$14.75	$(0.03)		$1.69	$1.66	$—	$—	$—	$—
12/31/2010	12.46	0.08	(i)	2.36	2.44	(0.07)	(0.02)	(0.06)	(0.15)
12/31/2009	9.60	0.09		2.88	2.97	(0.04)	(0.07)	—	(0.11)
12/31/2008(j)	10.00	0.03		(0.41)	(0.38)	(0.02)	—	—	(0.02)
Class C
6/30/2011(g)	14.63	(0.08)		1.66	1.58	—	—	—	—
12/31/2010	12.39	(0.03	)(i)	2.36	2.33	(0.04)	(0.02)	(0.03)	(0.09)
12/31/2009	9.59	(0.02)		2.89	2.87	(0.00)	(0.07)	—	(0.07)
12/31/2008(j)	10.00	0.02		(0.41)	(0.39)	(0.02)	—	—	(0.02)
Class Y
6/30/2011(g)	14.80	(0.01)		1.69	1.68	—	—	—	—
12/31/2010	12.49	0.12	(i)	2.37	2.49	(0.09)	(0.02)	(0.07)	(0.18)
12/31/2009	9.60	0.10		2.90	3.00	(0.04)	(0.07)	—	(0.11)
12/31/2008(j)	10.00	0.03		(0.40)	(0.37)	(0.03)	—	—	(0.03)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

117  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$16.41	11.25	$20,094	1.40	(h)	1.40	(h)	(0.32)		36
14.75	19.64	11,268	1.40		1.69		0.62	(i)	143
12.46	30.98	3,645	1.40		5.24		0.79		45
9.60	(3.75)	16	1.40		39.61		1.92		12

16.21	10.80	2,094	2.15	(h)	2.15	(h)	(1.04)		36
14.63	18.85	824	2.15		2.46		(0.23	)(i)	143
12.39	30.01	370	2.15		8.54		(0.14)		45
9.59	(3.90)	41	2.15		40.36		1.62		12

16.48	11.35	73,319	1.15	(h)	1.15	(h)	(0.07)		36
14.80	19.96	40,715	1.15		1.43		0.92	(i)	143
12.49	31.37	8,626	1.15		7.22		0.90		45
9.60	(3.74)	960	1.15		38.91		1.41		12

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2011 (Unaudited).
(h)	Includes fee/expense recovery of 0.01%.
(i)	Includes non-recurring dividends. Without this dividend, net investment income (loss) per share would have been $0.01, $(0.09) and $0.04 for Class A, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.07%, (0.74)% and 0.34% for Class A, Class C and Class Y shares, respectively.
(j)	For the period October 31, 2008 (inception) through December 31, 2008.

See accompanying notes to financial statements.

|  118

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)	Net realized and unrealized gain	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions
WESTPEAK ACTIVEBETA® EQUITY FUND
Class A
6/30/2011(g)	$11.38	$0.03	$0.65	$0.68	$(0.00)	$(0.08)	$(0.08)
12/31/2010(h)	10.00	0.04	1.39	1.43	(0.05)	—	(0.05)
Class C
6/30/2011(g)	11.38	(0.02)	0.66	0.64	(0.00)	(0.08)	(0.08)
12/31/2010(h)	10.00	0.01	1.38	1.39	(0.01)	—	(0.01)
Class Y
6/30/2011(g)	11.38	0.05	0.65	0.70	(0.00)	(0.08)	(0.08)
12/31/2010(h)	10.00	0.05	1.39	1.44	(0.06)	—	(0.06)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	For the six months ended June 30, 2011 (Unaudited).
(h)	For the period July 30, 2010 (inception) through December 31, 2010.

See accompanying notes to financial statements.

119  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (e)	Net investment income (loss) (%) (e)	Portfolio turnover rate (%)

$11.98	6.02	$1	1.20	5.04	0.54	40
11.38	14.28	1	1.20	5.55	0.90	34

11.94	5.67	1	1.95	5.91	(0.20)	40
11.38	13.94	1	1.95	6.31	0.14	34

12.00	6.20	6,074	0.95	4.98	0.79	40
11.38	14.39	5,720	0.95	5.34	1.13	34

See accompanying notes to financial statements.

|  120

Notes to Financial Statements

June 30, 2011 (Unaudited)

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

CGM Advisor Targeted Equity Fund (the “Targeted Equity Fund”)

Natixis Diversified Income Fund (formerly Natixis Income Diversified Portfolio) (the “Diversified Income Fund”)

Natixis U.S. Multi-Cap Equity Fund (formerly Natixis U.S. Diversified Portfolio) (the “U.S. Multi-Cap Equity Fund”)

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

Harris Associates Large Cap Value Fund (the “Large Cap Value Fund”)

Vaughan Nelson Value Opportunity Fund (the “Value Opportunity Fund”)

Westpeak ActiveBeta® Equity Fund (the “ActiveBeta Equity Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A and Class C shares. Targeted Equity Fund, U.S. Multi-Cap Equity Fund, Small Cap Value Fund, Large Cap Value Fund, Value Opportunity Fund and ActiveBeta Equity Fund also offer Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Effective July 31, 2009, the Small Cap Value Fund was closed to new investors.

Class A shares are sold with a maximum front-end sales charge of 5.75%, with the exception of Diversified Income Fund which is sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

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Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and subadvisers and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and equity securities for which market quotations are not readily available are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and subadvisers and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent

|  122

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

pricing service. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadvisers using consistently applied procedures under the general supervision of the Board of Trustees.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

123  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Option Contracts.  Certain Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as

|  124

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost or deducted from the proceeds on the underlying instrument or closing sale transaction to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised or closed are deducted from the cost or added to the proceeds on the underlying instrument or closing purchase transaction to determine the realized gain or loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the equity underlying the written option.

Exchange-traded options have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Funds are limited. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. For the six months ended June 30, 2011, the Funds were not party to any over-the-counter options.

f.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of June 30, 2011 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations,

125  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses, ordinary loss netting to reduce short term capital gains, distribution redesignations, return of capital and capital gain distributions from REITs, foreign currency transactions, distributions in excess of ordinary earnings, premium amortization, non-deductible expenses, and regulatory settlements. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, securities lending collateral gain/loss adjustment, straddle loss deferrals, wash sales, defaulted bond adjustments, return of capital distributions from REITs, contingent payment debt instruments, premium amortization, forward foreign currency contract mark to market and trust preferred securities. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2010 was as follows:

	2010 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Target Equity Fund	$4,648,299	$—	$—	$4,648,299
Large Cap Value Fund	546,131	—	—	546,131
Diversified Income Fund	1,801,193	—	—	1,801,193
U.S. Multi-Cap Equity Fund	491,685	—	—	491,685
Small Cap Value Fund	40,800,424	59,193,465	—	99,993,889
Value Opportunity Fund	332,097	16,217	231,814	580,128
ActiveBeta Equity Fund	29,256	—	—	29,256

Differences between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

|  126

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

As of December 31, 2010, the capital loss carryforwards and post-October losses were as follows:

	Targeted Equity Fund	Large Cap Value Fund	Diversified Income Fund	U.S. Multi-Cap Equity Fund	Small Cap Value Fund	Value Opportunity Fund	ActiveBeta Equity Fund
Capital loss carryforward:
Expires December 31, 2011	$—	$(9,965,466)	$—	$—	$—	$—	$—
Expires December 31, 2016	—	—	(6,715,998)	—	—	—	—
Expires December 31, 2017	(127,400,916)	(9,206,549)	(14,198,082)	(35,486,708)	—	—	—
Expires December 31, 2018	—	(790,094)	—	—	—	(279,086)	—

Total capital loss carryfoward	$(127,400,916)	$(19,962,109)	$(20,914,080)	$(35,486,708)	$—	$(279,086)	$—

Deferred net capital losses (post-October 2010)	$—	$(618,746)	$—	$—	$—	$—	$—

Deferred net currency losses (post-October 2010)	$—	$—	$—	$(1,327)	$—	$—	$—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

h.   Repurchase Agreements.   It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

127  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

i.   Delayed Delivery Commitments.   The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in its portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no delayed delivery securities held by the Funds as of June 30, 2011.

j.   Securities Lending.   The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the six months ended June 30, 2011, none of the Funds had loaned securities under this agreement.

k.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.

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Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2011, at value:

Targeted Equity Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$846,463,516	$—	$—	$846,463,516
Short-Term Investments	—	14,608,293	—	14,608,293

Total	$846,463,516	$14,608,293	$—	$861,071,809

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Large Cap Value Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$135,352,413	$—	$—	$135,352,413
Short-Term Investments	—	4,762,475	—	4,762,475

Total	$135,352,413	$4,762,475	$—	$140,114,888

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Diversified Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$31,819,024	$—	$31,819,024
Common Stocks(a)	31,059,620	—	—	31,059,620
Preferred Stocks
Convertible Preferred Stocks
Automotive	586,169	—	—	586,169
Banking	74,200	13,612	—	87,812
Construction Machinery	—	6,788	—	6,788
Consumer Products	—	34,075	—	34,075
REITs - Healthcare	74,689	—	—	74,689

Total Convertible Preferred Stocks	735,058	54,475	—	789,533

Non-Convertible Preferred Stocks(a)	211,600	121,236	—	332,836

Total Preferred Stocks	946,658	175,711	—	1,122,369

Short-Term Investments	—	2,579,324	—	2,579,324

Total Investments	32,006,278	34,574,059	—	66,580,337

Forward Foreign Currency Contracts (unrealized appreciation)	—	3,000	—	3,000

Total	$32,006,278	$34,577,059	$—	$66,583,337

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(2,512)	$—	$(2,512)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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June 30, 2011 (Unaudited)

U.S. Multi-Cap Equity Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$375,383,183	$—	$—	$375,383,183
Closed End Investment Companies	1,497,049	—	—	1,497,049
Short-Term Investments	—	11,463,991	—	11,463,991

Total	$376,880,232	$11,463,991	$—	$388,344,223

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Written Options	$(108,570)	$—	$—	$(108,570)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Small Cap Value Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$495,586,806	$—	$—	$495,586,806
Exchange Traded Funds	21,468,754	—	—	21,468,754
Closed End Investment Companies	10,473,622	—	—	10,473,622
Short-Term Investments	—	16,856,805	—	16,856,805

Total	$527,529,182	$16,856,805	$—	$544,385,987

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Value Opportunity Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$88,425,966	$—	$—	$88,425,966
Closed End Investment Companies	1,331,801	—	—	1,331,801
Short-Term Investments	—	4,059,678	—	4,059,678

Total	$89,757,767	$4,059,678	$—	$93,817,445

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

131  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

ActiveBeta Equity Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$6,058,254	$—	$—	$6,058,254

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

4.   Derivatives.   Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds used during the period include forward foreign currency contracts and option contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. Certain Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. Certain Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the six months ended June 30, 2011, Diversified Income Fund engaged in forward foreign currency transactions for hedging purposes.

The Funds are subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. U.S. Multi-Cap Equity Fund may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns and may use written put options to offset the cost of option contracts used for hedging purposes. The Fund may also use purchased call options to gain exposure to an equity security without committing the capital required to buy it, while also limiting the downside risk associated with owning it. During the six months ended June 30, 2011, the Fund engaged in purchased put and written call options for hedging purposes, in written put options to offset the cost of options used for hedging purposes, and in purchased call options to gain exposure to equity securities.

Certain Funds are party to agreements with counterparties that govern transactions in forward foreign currency contracts and over-the-counter options. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of June 30, 2011, there were no Funds that held derivative positions subject to credit-risk-related contingent features that were in a net liability position (unrealized depreciation) by counterparty.

Forward foreign currency contracts and over-the-counter option contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. Certain Funds have mitigated this risk by entering into master netting

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Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

agreements with counterparties that allow the Fund and the counterparty to net amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of June 30, 2011, the maximum amount of loss that Diversified Income Fund would incur if counterparties failed to meet their obligations, based on the value of derivative positions in an unrealized gain position as of period end, is $3,000 and the amount of loss that Diversified Income Fund would incur after taking into account master netting arrangements is $488.

Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements.

The following is a summary of derivative instruments for Diversified Income Fund as of June 30, 2011:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$3,000
Liabilities
Unrealized depreciation on forward foreign currency contracts	(2,512)

Transactions in derivative instruments for Diversified Income Fund during the six months ended June 30, 2011 were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$(4,356)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	2,547

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for U.S. Multi-Cap Equity Fund as of June 30, 2011:

Statements of Assets and Liabilities Caption	Equity Contracts
Liabilities
Options written, at value	$(108,570)

133  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Transactions in derivative instruments for U.S. Multi-Cap Equity Fund during the six months ended June 30, 2011 were as follows:

Statements of Operations Caption	Equity Contracts
Net Realized Gain (Loss) on:
Investments*	$(124,924)
Options written	(52,633)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	(48,695)

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

Volume of forwards activity, as a percentage of net assets, for Diversified Income Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the six months ended June 30, 2011:

Diversified Income Fund	Forwards
Average Notional Amount Outstanding	0.40%
Highest Notional Amount Outstanding	0.70%
Lowest Notional Amount Outstanding	0.30%
Notional Amount Outstanding as of June 30, 2011	0.70%

Volume of options activity, as a percentage of net assets, for U.S. Multi-Cap Equity Fund, based on the month-end market values of equity securities underlying purchased and written options, at absolute value, was as follows for the six months ended June 30, 2011:

U.S. Multi-Cap Equity Fund*	Put Options Purchased	Call Options Written
Average Market Value of Underlying Securities	0.06%	0.04%
Highest Market Value of Underlying Securities	0.44%	0.25%
Lowest Market Value of Underlying Securities	0.00%	0.00%
Market Value of Underlying Securities as of June 30, 2011	0.00%	0.25%

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Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Volume of options activity, as a percentage of net assets, for U.S. Multi-Cap Equity Fund, based on daily market values of equity securities underlying purchased and written options, at absolute value, was as follows for the six months ended June 30, 2011:

U.S. Multi-Cap Equity Fund*	Call Options Purchased		Put Options Written
Average Market Value of Underlying Securities	0.00	%(+)	0.00	%(+)
Highest Market Value of Underlying Securities	0.42%		0.23%
Lowest Market Value of Underlying Securities	0.00%		0.60%
Market Value of Underlying Securities as of June 30, 2011	0.00%		0.00%

(+)	Amount is less than 0.01%.
*	Market value of underlying securities is determined by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures.

Market value of underlying securities and notional amounts outstanding at the end of the prior period are included in the averages above.

The following is a summary of U.S. Multi-Cap Equity Fund’s written option activity:

	Number of Contracts	Premiums
Outstanding at 12/31/2010	—	$—
Options written	299	98,771
Options terminated in closing purchase transactions	(205)	(38,896)
Options exercised	—	—
Options expired	—	—

Outstanding at 6/30/2011	94	$59,875

5.   Purchases and Sales of Securities.   For the six months ended June 30, 2011, purchases and sales of securities (excluding short-term investments and U.S. Government/agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Targeted Equity Fund	$1,096,530,474	$1,181,697,035
Large Cap Value Fund	26,087,164	31,221,004
Diversified Income Fund	7,559,647	5,946,846
U.S. Multi-Cap Equity Fund	206,131,311	221,746,756
Small Cap Value Fund	270,557,646	296,459,815
Value Opportunity Fund	59,190,078	25,810,334
ActiveBeta Equity Fund	2,413,941	2,427,802

For the six months ended June 30, 2011, purchases and sales of U.S. Government/agency securities by the Diversified Income Fund were $236,929 and $216,071, respectively.

135  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

6.   Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to each Fund except the Targeted Equity Fund. Capital Growth Management Limited Partnership (“CGM”) is the investment adviser to the Targeted Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $300 million	Next $500 million	Next $1 billion	Over $2 billion
Targeted Equity Fund	0.75%	0.70%	0.65%	0.65%	0.60%
Large Cap Value Fund	0.70%	0.65%	0.60%	0.60%	0.60%
Diversified Income Fund	0.55%	0.55%	0.55%	0.50%	0.50%
U.S. Multi-Cap Equity Fund	0.80%	0.80%	0.80%	0.80%	0.80%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%
Value Opportunity Fund	0.80%	0.80%	0.80%	0.80%	0.80%
ActiveBeta Equity Fund	0.60%	0.60%	0.60%	0.60%	0.60%

Prior to June 1, 2011, U.S. Multi-Cap Equity Fund paid a management fee at an annual rate of 0.90% on the first $1 billion and 0.80% thereafter, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

Large Cap Value Fund	Harris Associates L.P. (“Harris”)
Diversified Income Fund	AEW Capital Management, L.P. (“AEW”)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
U.S. Multi-Cap Equity Fund	Harris
Loomis Sayles
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Value Opportunity Fund	Vaughan Nelson
ActiveBeta Equity Fund	Westpeak Global Advisors, L.P. (“Westpeak”)

Prior to June 1, 2011, a segment of U.S. Multi-Cap Equity Fund was subadvised by BlackRock Investment Management, LLC. This segment is now subadvised by Loomis Sayles.

Payments to Natixis Advisors are reduced by the amount of payments to the subadvisers.

|  136

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Natixis Advisors has given binding undertakings to certain Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2012 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the period from June 1, 2011 to June 30, 2011, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Large Cap Value Fund	1.30%	2.05%	2.05%	1.05%
Diversified Income Fund	1.25%	—	2.00%	—
U.S. Multi-Cap Equity Fund	1.30%	2.05%	2.05%	1.05%
Small Cap Value Fund	1.45%	2.20%	2.20%	1.20%
Value Opportunity Fund	1.40%	—	2.15%	1.15%
ActiveBeta Equity Fund	1.20%	—	1.95%	0.95%

Prior to June 1, 2011 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Large Cap Value Fund	1.30%	2.05%	2.05%	1.05%
Diversified Income Fund	1.25%	—	2.00%	—
U.S. Multi-Cap Equity Fund	1.40%	2.15%	2.15%	1.15%
Small Cap Value Fund	1.45%	2.20%	2.20%	1.20%
Value Opportunity Fund	1.40%	—	2.15%	1.15%
ActiveBeta Equity Fund	1.20%	—	1.95%	0.95%

Natixis Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

137  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

For the six months ended June 30, 2011, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees [1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Targeted Equity Fund	$3,202,331	$—	$3,202,331	0.69%	0.69%
Large Cap Value Fund	500,036	—	500,036	0.70%	0.70%
Diversified Income Fund	179,211	—	179,211	0.55%	0.55%
U.S. Multi-Cap Equity Fund	1,691,522	59,291	1,632,231	0.88%	0.85%
Small Cap Value Fund	2,618,280	—	2,618,280	0.90%	0.90%
Value Opportunity Fund	295,720	—	295,720	0.80%	0.80%
ActiveBeta Equity Fund	17,879	17,879	—	0.60%	—

[1]	Management fee waivers are subject to possible recovery until December 31, 2012.

For the six months ended June 30, 2011, expenses have been reimbursed as follows:

Fund	Reimbursement [2]
ActiveBeta Equity Fund	$102,244

[2]	Expense reimbursements are subject to possible recovery until December 31, 2012.

For the six months ended June 30, 2011, expense reimbursements related to the prior fiscal year were recovered as follows:

		Recovered Expenses
Fund	Class A	Class B	Class C	Class Y	Total
Large Cap Value Fund	$3,241	$124	$194	$265	$3,824
Value Opportunity Fund	1,143	—	114	3,658	4,915

Certain officers and directors of Natixis Advisors and its affiliates are also officers or Trustees of the Funds. Natixis Advisors, AEW, CGM, Harris, Loomis Sayles and Vaughan Nelson are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.   Service and Distribution Fees.   Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

|  138

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the six months ended June 30, 2011, the Funds paid the following service and distribution fees:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Targeted Equity Fund	$889,568	$10,882	$95,523	$32,645	$286,569
Large Cap Value Fund	151,571	6,308	8,931	18,923	26,793
Diversified Income Fund	46,317	—	35,142	—	105,426
U.S. Multi-Cap Equity Fund	403,976	32,415	40,012	97,247	120,037
Small Cap Value Fund	373,640	9,127	48,780	27,381	146,340
Value Opportunity Fund	20,974	—	1,946	—	5,838
ActiveBeta Equity Fund	1	—	1	—	5

c.    Administrative Fees.    Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. Funds that commenced operations prior to July 1, 2011 are subject to a new fund fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers. ActiveBeta Equity Fund was subject to the new fund fee during the peroid.

139  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

For the six months ended June 30, 2011, each Fund paid the following administrative fees to Natixis Advisors:

Fund	Administrative Fees
Targeted Equity Fund	$216,352
Large Cap Value Fund	33,160
Diversified Income Fund	15,123
U.S. Multi-Cap Equity Fund	88,822
Small Cap Value Fund	135,033
Value Opportunity Fund	17,141
ActiveBeta Equity Fund	49,589

d.   Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally are a percentage of the value of shares held) not to exceed what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the six months ended June 30, 2011, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

Fund	Sub-Transfer Agent Fees
Targeted Equity Fund	$228,794
Large Cap Value Fund	17,398
Diversified Income Fund	13,961
U.S. Multi-Cap Equity Fund	47,432
Small Cap Value Fund	214,657
Value Opportunity Fund	23,500

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the six months ended June 30, 2011, were as follows:

Fund	Commissions
Targeted Equity Fund	$168,148
Large Cap Value Fund	22,658
Diversified Income Fund	18,295
U.S. Multi-Cap Equity Fund	164,717
Small Cap Value Fund	28,427
Value Opportunity Fund	16,693

|  140

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

141  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Prior to April 21, 2011, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended June 30, 2011, none of the Funds had borrowings under these agreements.

8.  Brokerage Commission Recapture.  Certain Fund have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the six months ended June 30, 2011, amounts rebated under these agreements were as follows:

Fund	Rebates
Targeted Equity Fund	$271,555
Diversified Income Fund	405
U.S. Multi-Cap Equity Fund	17,168
Small Cap Value Fund	27,719

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership.  From time to time, the Funds may have a concentration of several shareholders having a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of June 30, 2011, Natixis US and its affiliates owned shares equating to 100% of ActiveBeta Equity Fund’s net assets. As of June 30, 2011, certain Funds had shareholders that held greater than 5% of the fund’s outstanding shares. Such ownership may be beneficially held by multiple individuals or entities other than the owner of record. The number of greater than 5% shareholders and the aggregate percentage of net assets represented by such ownership was as follows:

Fund	Number of Greater Than 5% Shareholders	Percentage of Ownership
Small Cap Value Fund	1	13.74%
Value Opportunity Fund	2	19.53%

|  142

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
Targeted Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,991,792	$22,003,758	7,738,827	$76,552,424
Issued in connection with the reinvestment of distributions	—	—	311,600	3,451,189
Redeemed	(7,864,725)	(86,141,314)	(12,966,098)	(127,132,727)

Net change	(5,872,933)	$(64,137,556)	(4,915,671)	$(47,129,114)

Class B
Issued from the sale of shares	15,722	$157,057	30,077	$270,580
Issued in connection with the reinvestment of distributions	—	—	38	356
Redeemed	(212,042)	(2,101,417)	(478,236)	(4,192,463)

Net change	(196,320)	$(1,944,360)	(448,121)	$(3,921,527)

Class C
Issued from the sale of shares	630,474	$6,255,384	2,115,687	$18,787,778
Issued in connection with the reinvestment of distributions	—	—	170	1,588
Redeemed	(1,653,784)	(16,191,871)	(2,720,024)	(23,660,824)

Net change	(1,023,310)	$(9,936,487)	(604,167)	$(4,871,458)

Class Y
Issued from the sale of shares	2,068,519	$23,537,265	5,946,373	$59,945,503
Issued in connection with the reinvestment of distributions	—	—	22,586	256,277
Redeemed	(3,511,077)	(39,215,086)	(21,046,408)	(216,794,343)

Net change	(1,442,558)	$(15,677,821)	(15,077,449)	$(156,592,563)

Increase (decrease) from capital share transactions	(8,535,121)	$(91,696,224)	(21,045,408)	$(212,514,662)

143  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

11.  Capital Shares (continued).

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
Large Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	185,078	$2,749,920	584,698	$7,591,609
Issued in connection with the reinvestment of distributions	1,804	26,867	28,036	394,129
Redeemed	(506,361)	(7,509,367)	(1,229,322)	(15,876,577)

Net change	(319,479)	$(4,732,580)	(616,588)	$(7,890,839)

Class B
Issued from the sale of shares	3,164	$43,552	13,200	$158,473
Issued in connection with the reinvestment of distributions	95	1,299	582	7,425
Redeemed	(104,546)	(1,427,287)	(259,196)	(3,105,680)

Net change	(101,287)	$(1,382,436)	(245,414)	$(2,939,782)

Class C
Issued from the sale of shares	9,770	$132,072	81,762	$989,577
Issued in connection with the reinvestment of distributions	75	1,019	322	4,092
Redeemed	(79,648)	(1,079,403)	(134,778)	(1,585,523)

Net change	(69,803)	$(946,312)	(52,694)	$(591,854)

Class Y
Issued from the sale of shares	33,325	$512,902	195,195	$2,647,773
Issued in connection with the reinvestment of distributions	131	2,022	3,104	45,227
Redeemed	(99,044)	(1,527,569)	(117,144)	(1,564,634)

Net change	(65,588)	$(1,012,645)	81,155	$1,128,366

Increase (decrease) from capital share transactions	(556,157)	$(8,073,973)	(833,541)	$(10,294,109)

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
Diversified Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	397,068	$4,277,979	676,041	$6,828,409
Issued in connection with the reinvestment of distributions	50,278	541,470	100,890	990,220
Redeemed	(395,927)	(4,256,915)	(1,007,048)	(10,074,179)

Net change	51,419	$562,534	(230,117)	$(2,255,550)

Class C
Issued from the sale of shares	384,675	$4,132,421	612,602	$6,157,456
Issued in connection with the reinvestment of distributions	15,932	171,370	29,035	284,425
Redeemed	(361,958)	(3,877,094)	(759,919)	(7,388,131)

Net change	38,649	$426,697	(118,282)	$(946,250)

Increase (decrease) from capital share transactions	90,068	$989,231	(348,399)	$(3,201,800)

|  144

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

11.  Capital Shares (continued).

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
U.S. Multi-Cap Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	672,349	$17,840,234	911,448	$20,451,387
Issued in connection with the reinvestment of distributions	—	—	18,717	466,442
Redeemed	(999,694)	(26,394,215)	(2,022,798)	(44,172,568)

Net change	(327,345)	$(8,553,981)	(1,092,633)	$(23,254,739)

Class B
Issued from the sale of shares	12,414	$282,414	28,907	$535,647
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(343,063)	(7,789,686)	(791,810)	(14,786,760)

Net change	(330,649)	$(7,507,272)	(762,903)	$(14,251,113)

Class C
Issued from the sale of shares	124,629	$2,837,445	85,590	$1,613,257
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(143,997)	(3,298,011)	(255,548)	(4,769,722)

Net change	(19,368)	$(460,566)	(169,958)	$(3,156,465)

Class Y
Issued from the sale of shares	81,346	$2,361,782	10,018	$239,190
Issued in connection with the reinvestment of distributions	—	—	134	3,603
Redeemed	(70,661)	(1,992,917)	(200,693)	(4,399,790)

Net change	10,685	$368,865	(190,541)	$(4,156,997)

Increase (decrease) from capital share transactions	(666,677)	$(16,152,954)	(2,216,035)	$(44,819,314)

145  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

11.  Capital Shares (continued).

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,788,065	$65,400,688	1,568,273	$37,116,627
Issued in connection with the reinvestment of distributions	317,575	7,389,980	1,686,885	38,516,551
Redeemed	(2,106,032)	(49,305,459)	(5,956,654)	(142,473,851)

Net change	999,608	$23,485,209	(2,701,496)	$(66,840,673)

Class B
Issued from the sale of shares	10,577	$217,041	18,984	$406,070
Issued in connection with the reinvestment of distributions	14,666	294,492	79,966	1,589,861
Redeemed	(104,202)	(2,133,246)	(223,637)	(4,732,199)

Net change	(78,959)	$(1,621,713)	(124,687)	$(2,736,268)

Class C
Issued from the sale of shares	68,223	$1,388,881	186,557	$3,849,819
Issued in connection with the reinvestment of distributions	59,922	1,203,224	282,744	5,618,352
Redeemed	(207,376)	(4,236,662)	(455,474)	(9,570,079)

Net change	(79,231)	$(1,644,557)	13,827	$(101,908)

Class Y
Issued from the sale of shares	1,454,225	$34,463,876	1,291,230	$30,400,662
Issued in connection with the reinvestment of distributions	299,009	7,047,654	1,369,166	31,615,425
Redeemed	(2,720,061)	(63,353,642)	(3,559,389)	(85,024,677)

Net change	(966,827)	$(21,842,112)	(898,993)	$(23,008,590)

Increase (decrease) from capital share transactions	(125,409)	$(1,623,173)	(3,711,349)	$(92,687,439)

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
Value Opportunity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	700,637	$11,258,252	845,322	$10,950,063
Issued in connection with the reinvestment of distributions	—	—	7,026	102,623
Redeemed	(239,865)	(3,827,606)	(381,175)	(4,994,591)

Net change	460,772	$7,430,646	471,173	$6,058,095

Class C
Issued from the sale of shares	80,533	$1,285,635	33,713	$447,990
Issued in connection with the reinvestment of distributions	—	—	313	4,512
Redeemed	(7,658)	(123,556)	(7,556)	(94,316)

Net change	72,875	$1,162,079	26,470	$358,186

Class Y
Issued from the sale of shares	2,215,082	$36,091,080	2,494,934	$32,571,037
Issued in connection with the reinvestment of distributions	—	—	21,928	321,089
Redeemed	(517,294)	(8,292,722)	(456,608)	(5,870,040)

Net change	1,697,788	$27,798,358	2,060,254	$27,022,086

Increase (decrease) from capital share transactions	2,231,435	$36,391,083	2,557,897	$33,438,367

|  146

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

11.  Capital Shares (continued).

	Six Months Ended June 30, 2011		Period Ended December 31, 2010*
ActiveBeta Equity Fund	Shares	Amount	Shares		Amount
Class A
Issued from the sale of shares	—	$—	100		$1,001
Issued in connection with the reinvestment of distributions	1	8	—	(a)	5
Redeemed	—	—	—		—

Net change	1	$8	100		$1,006

Class C
Issued from the sale of shares	—	$—	100		$1,001
Issued in connection with the reinvestment of distributions	1	8	—	(a)	1
Redeemed	—	—	—		—

Net change	1	$8	100		$1,002

Class Y
Issued from the sale of shares	—	$—	500,000		$5,000,000
Issued in connection with the reinvestment of distributions	3,580	42,722	2,601		29,250
Redeemed	—	—	—		—

Net change	3,580	$42,722	502,601		$5,029,250

Increase (decrease) from capital share transactions	3,582	$42,738	502,801		$5,031,258

*	From commencement of operations on July 30, 2010 through December 31, 2010.
(a)	Amount rounds to less than one share.

147  |

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Not applicable.

(a) (2)

Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment

Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	August 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	August 23, 2011

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	August 23, 2011